Document and Entity Information (USD $)	12 Months Ended
	Jul. 31, 2010	Sep. 15, 2010	Jan. 22, 2010
Document Type	10-K
Amendment Flag	false
Document Period End Date	2010-07-31
Trading Symbol	CSCO
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Entity Registrant Name	CISCO SYSTEMS INC
Entity Central Index Key	0000858877
Current Fiscal Year End Date	--07-31
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		5,585,268,740
Entity Public Float			$ 131,623,106,220
Entity Current Reporting Status	Yes
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009
Current assets:
Cash and cash equivalents	$ 4,581	$ 5,718
Investments	35,280	29,283
Accounts receivable, net of allowance for doubtful accounts of $235 at July 31, 2010 and $216 at July 25, 2009	4,929	3,177
Inventories	1,327	1,074
Deferred tax assets	2,126	2,320
Other current assets	3,178	2,605
Total current assets	51,421	44,177
Property and equipment, net	3,941	4,043
Goodwill	16,674	12,925
Purchased intangible assets, net	3,274	1,702
Other assets	5,820	5,281
TOTAL ASSETS	81,130	68,128
Current liabilities:
Short-term debt	3,096	0
Accounts payable	895	675
Income taxes payable	90	166
Accrued compensation	3,129	2,535
Deferred revenue	7,664	6,438
Other current liabilities	4,359	3,841
Total current liabilities	19,233	13,655
Long-term debt	12,188	10,295
Income taxes payable	1,353	2,007
Deferred revenue	3,419	2,955
Other long-term liabilities	652	539
Total liabilities	36,845	29,451
Commitments and contingencies (Note 11)
Cisco shareholders' equity:
Preferred stock, no par value: 5 shares authorized; none issued and outstanding	0	0
Common stock and additional paid-in capital, $ 0.001 par value: 20,000 shares authorized; 5,655 and 5,785 shares issued and outstanding at July 31, 2010 and July 25, 2009, respectively	37,793	34,344
Retained earnings	5,851	3,868
Accumulated other comprehensive income	623	435
Total Cisco shareholders' equity	44,267	38,647
Noncontrolling interests	18	30
Total equity	44,285	38,677
TOTAL LIABILITIES AND EQUITY	$ 81,130	$ 68,128

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Per Share data	Jul. 31, 2010	Jul. 25, 2009
Accounts receivable, allowance for doubtful accounts	$ 235	$ 216
Preferred stock, par value	$ 0	$ 0
Preferred stock, shares authorized	5	5
Preferred stock, issued	0	0
Preferred stock, outstanding	0	0
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	20,000	20,000
Common stock, shares issued	5,655	5,785
Common stock, shares outstanding	5,655	5,785

Consolidated Statements of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
NET SALES:
Product	$ 32,420	$ 29,131	$ 33,099
Service	7,620	6,986	6,441
Total net sales	40,040	36,117	39,540
COST OF SALES:
Product	11,620	10,481	11,660
Service	2,777	2,542	2,534
Total cost of sales	14,397	13,023	14,194
GROSS MARGIN	25,643	23,094	25,346
OPERATING EXPENSES:
Research and development	5,273	5,208	5,325
Sales and marketing	8,716	8,403	8,690
General and administrative	1,999	1,565	1,387
Amortization of purchased intangible assets	491	533	499
In-process research and development	0	63	3
Total operating expenses	16,479	15,772	15,904
OPERATING INCOME	9,164	7,322	9,442
Interest income	635	845	1,143
Interest expense	(623)	(346)	(319)
Other income (loss), net	239	(128)	(11)
Interest and other income, net	251	371	813
INCOME BEFORE PROVISION FOR INCOME TAXES	9,415	7,693	10,255
Provision for income taxes	1,648	1,559	2,203
NET INCOME	$ 7,767	$ 6,134	$ 8,052
Net income per share-basic	$ 1.36	$ 1.05	$ 1.35
Net income per share-diluted	$ 1.33	$ 1.05	$ 1.31
Shares used in per-share calculation-basic	5,732	5,828	5,986
Shares used in per-share calculation-diluted	5,848	5,857	6,163

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Cash flows from operating activities:
Net income	$ 7,767	$ 6,134	$ 8,052
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other noncash items	2,030	1,768	1,744
Share-based compensation expense	1,517	1,231	1,112
Provision for doubtful accounts	44	54	34
Deferred income taxes	(477)	(574)	(772)
Excess tax benefits from share-based compensation	(211)	(22)	(413)
In-process research and development	0	63	3
Net (gains) losses on investments	(223)	80	(103)
Change in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(1,528)	610	171
Inventories	(158)	187	104
Lease receivables, net	(387)	(222)	(488)
Accounts payable	139	(208)	62
Income taxes payable	55	768	178
Accrued compensation	565	175	351
Deferred revenue	1,531	572	1,812
Other assets	(639)	(780)	(361)
Other liabilities	148	61	603
Net cash provided by operating activities	10,173	9,897	12,089
Cash flows from investing activities:
Purchases of investments	(48,690)	(41,225)	(22,399)
Proceeds from sales of investments	19,300	20,473	16,086
Proceeds from maturities of investments	23,697	12,352	3,904
Acquisition of property and equipment	(1,008)	(1,005)	(1,268)
Acquisition of businesses, net of cash and cash equivalents acquired	(5,279)	(426)	(398)
Change in investments in privately held companies	(79)	(89)	(101)
Other	128	(39)	(17)
Net cash used in investing activities	(11,931)	(9,959)	(4,193)
Cash flows from financing activities:
Issuance of common stock	3,278	863	3,117
Repurchase of common stock	(7,864)	(3,611)	(10,441)
Issuance of long-term debt	4,944	3,991	0
Short-term borrowings, net	41	0	0
Repayment of long-term debt	0	(500)	0
Settlements of interest rate derivatives related to long-term debt	23	(42)	432
Excess tax benefits from share-based compensation	211	22	413
Other	(12)	(134)	46
Net cash provided by (used in) financing activities	621	589	(6,433)
Net (decrease) increase in cash and cash equivalents	(1,137)	527	1,463
Cash and cash equivalents, beginning of fiscal year	5,718	5,191	3,728
Cash and cash equivalents, end of fiscal year	4,581	5,718	5,191
Cash paid for:
Interest	692	333	366
Income taxes	$ 2,068	$ 1,364	$ 2,787

Consolidated Statements of Equity (USD $) In Millions	Shares of Common Stock	Common Stock and Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Cisco Shareholders' Equity	Noncontrolling Interests	Total
BALANCE, Shares at Jul. 28, 2007 (Scenario, Previously Reported [Member])	6,100
BALANCE, Value at Jul. 28, 2007 (Scenario, Previously Reported [Member])		$ 30,687	$ 231	$ 562	$ 31,480	$ 10	$ 31,490
Cumulative effect of adoption of accounting standard - uncertain tax positions (Scenario, Adjustment [Member])		249	202		451		451
BALANCE, Shares at Jul. 28, 2007	6,100
BALANCE, Value at Jul. 28, 2007		30,936	433	562	31,931	10	31,941
Net income			8,052		8,052		8,052
Unrealized gains and losses on investments				(61)	(61)	39	(22)
Change in cumulative translation adjustment and other				227	227		227
Cumulative translation adjustment and other				227	227		227
Comprehensive income (loss)					8,218	39	8,257
Issuance of common stock, Shares	165
Issuance of common stock, Value		3,117			3,117		3,117
Repurchase of common stock, Shares	(372)
Repurchase of common stock, Value		(2,015)	(8,365)		(10,380)		(10,380)
Tax benefits from employee stock incentive plans, including transfer pricing adjustments		346			346		346
Purchase acquisitions, Value		9			9		9
Share-based compensation expense		1,112			1,112		1,112
BALANCE, Shares at Jul. 26, 2008	5,893
BALANCE, Value at Jul. 26, 2008		33,505	120	728	34,353	49	34,402
Net income			6,134		6,134		6,134
Unrealized gains and losses on investments				(19)	(19)	(19)	(38)
Change in cumulative translation adjustment and other				(192)	(192)		(192)
Derivative instruments				(33)	(33)		(33)
Cumulative translation adjustment and other				(192)	(192)		(192)
Comprehensive income (loss)					5,890	(19)	5,871
Cumulative effect of adoption of accounting standard - other-than-temporary impairments of debt securities			49	(49)			49
Issuance of common stock, Shares	67
Issuance of common stock, Value		863			863		863
Repurchase of common stock, Shares	(202)
Repurchase of common stock, Value		(1,188)	(2,435)		(3,623)		(3,623)
Tax benefits from employee stock incentive plans, including transfer pricing adjustments		(582)			(582)		(582)
Purchase acquisitions, Shares	27
Purchase acquisitions, Value		515			515		515
Share-based compensation expense		1,231			1,231		1,231
BALANCE, Shares at Jul. 25, 2009	5,785
BALANCE, Value at Jul. 25, 2009		34,344	3,868	435	38,647	30	38,677
Net income			7,767		7,767		7,767
Unrealized gains and losses on investments				195	195	(12)	183
Change in cumulative translation adjustment and other				(55)	(55)		(55)
Derivative instruments				48	48		48
Cumulative translation adjustment and other				(55)	(55)		(55)
Comprehensive income (loss)					7,955	(12)	7,943
Issuance of common stock, Shares	201
Issuance of common stock, Value		3,278			3,278		3,278
Repurchase of common stock, Shares	(331)
Repurchase of common stock, Value		(2,148)	(5,784)		(7,932)		(7,932)
Tax benefits from employee stock incentive plans, including transfer pricing adjustments		719			719		719
Purchase acquisitions, Value		83			83		83
Share-based compensation expense		1,517			1,517		1,517
BALANCE, Shares at Jul. 31, 2010	5,655
BALANCE, Value at Jul. 31, 2010		$ 37,793	$ 5,851	$ 623	$ 44,267	$ 18	$ 44,285

Consolidated Statements of Equity - Supplemental Information	12 Months Ended
Jul. 31, 2010
Supplemental Information

Supplemental Information

In September 2001, the Company's Board of Directors authorized a stock repurchase program. As of July 31, 2010, the Company's Board of Directors had authorized an aggregate repurchase of up to  $72 billion of common stock under this program with no termination date. For additional information regarding stock repurchases, see Note 12 to the Consolidated Financial Statements. The stock repurchases since the inception of this program and the related impact on Cisco shareholders' equity are summarized in the table below (in millions):

	Shares of Common Stock	Common Stock and Additional Paid-In Capital	Retained Earnings	Total Cisco Shareholders' Equity
Repurchases of common stock under the repurchase program	3,127	$12,759	$52,223	$64,982

See Notes to Consolidated Financial Statements.

Basis of Presentation	12 Months Ended
Jul. 31, 2010
Basis of Presentation

1. Basis of Presentation

The fiscal year for Cisco Systems, Inc. (the "Company" or "Cisco") is the 52 or 53 weeks ending on the last Saturday in July. Fiscal 2010 was a 53-week fiscal year, while fiscal 2009 and 2008 were 52-week fiscal years. The Consolidated Financial Statements include the accounts of Cisco and its subsidiaries. All significant intercompany accounts and transactions have been eliminated. The Company conducts business globally and is primarily managed on a geographic basis in the following theaters: United States and Canada, European Markets, Emerging Markets, Asia Pacific, and Japan. The Emerging Markets theater consists of Eastern Europe, Latin America, the Middle East and Africa, and Russia and the Commonwealth of Independent States.

The Company consolidates its investment in a venture fund managed by SOFTBANK Corp. and its affiliates ("SOFTBANK") as the Company is the primary beneficiary. The noncontrolling interests attributed to SOFTBANK are presented as a separate component from the Company's equity in the equity section of the Consolidated Balance Sheets. SOFTBANK's share of the earnings in the venture fund is not presented separately in the Consolidated Statements of Operations and is included in other income (loss), net, as this amount is not material for any of the fiscal years presented.

Certain reclassifications have been made to amounts for prior years in order to conform to the current year's presentation. The Company has evaluated subsequent events through the date that the financial statements were issued.

Summary of Significant Accounting Policies	12 Months Ended
Jul. 31, 2010
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

(a) Cash and Cash Equivalents  The Company considers all highly liquid investments purchased with an original or remaining maturity of less than three months at the date of purchase to be cash equivalents. Cash and cash equivalents are maintained with various financial institutions.

(b) Available-for-Sale Investments  The Company classifies its investments in both fixed income securities and publicly traded equity securities as available-for-sale investments. Fixed income securities primarily consist of U.S. government securities, U.S. agency securities, non-U.S. government and agency securities, corporate debt securities, and asset-backed securities. These available-for-sale investments are held in the custody of several major financial institutions. The specific identification method is used to determine the cost basis of fixed income securities sold. The weighted-average method is used to determine the cost basis of publicly traded equity securities sold. These investments are recorded in the Consolidated Balance Sheets at fair value. Unrealized gains and losses on these investments, to the extent the investments are unhedged, are included as a separate component of accumulated other comprehensive income (AOCI), net of tax. The Company classifies its investments as current based on the nature of the investments and their availability for use in current operations.

(c) Other-than-Temporary Impairments on Investments  Effective at the beginning of the fourth quarter of fiscal 2009, the Company was required to evaluate its fixed income securities for impairments in connection with an updated accounting standard. Under this updated standard, if the fair value of a debt security is less than its amortized cost, the Company assesses whether the impairment is other than temporary. An impairment is considered other than temporary if (i) the Company has the intent to sell the security, (ii) it is more likely than not that the Company will be required to sell the security before recovery of the entire amortized cost basis, or (iii) the Company does not expect to recover the entire amortized cost basis of the security. If impairment is considered other than temporary based on condition (i) or (ii) described above, the entire difference between the amortized cost and the fair value of the debt security is recognized in earnings. If an impairment is considered other than temporary based on condition (iii), the amount representing credit losses (defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis of the debt security) will be recognized in earnings and the amount relating to all other factors will be recognized in OCI. Upon the adoption of the updated accounting standard, the Company recorded a cumulative effect adjustment of  $49 million, which resulted in an increase to the balance of retained earnings with a corresponding decrease to OCI. Prior to the adoption of this accounting standard, the Company recognized impairment charges on fixed income securities using the impairment policy as is currently applied to publicly traded equity securities, as discussed below.

The Company recognizes an impairment charge on publicly traded equity securities when a decline in the fair value of its investments in publicly traded equity securities below the cost basis is judged to be other than temporary. The Company considers various factors in determining whether a decline in the fair value of these investments is other than temporary, including the length of time and extent to which the fair value of the security has been less than the Company's cost basis, the financial condition and near-term prospects of the issuer, and the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Investments in privately held companies are included in other assets in the Consolidated Balance Sheets and are primarily accounted for using either the cost or equity method. The Company monitors these investments for impairments and makes appropriate reductions in carrying values if the Company determines that an impairment charge is required based primarily on the financial condition and near-term prospects of these companies.

(d) Inventories  Inventories are stated at the lower of cost or market. Cost is computed using standard cost, which approximates actual cost, on a first-in, first-out basis. The Company provides inventory write-downs based on excess and obsolete inventories determined primarily by future demand forecasts. The write-down is measured as the difference between the cost of the inventory and market based upon assumptions about future demand and charged to the provision for inventory, which is a component of cost of sales. At the point of the loss recognition, a new, lower cost basis for that inventory is established, and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis. In addition, the Company records a liability for firm, noncancelable, and unconditional purchase commitments with contract manufacturers and suppliers for quantities in excess of the Company's future demand forecasts consistent with its valuation of excess and obsolete inventory.

(e) Allowance for Doubtful Accounts  The allowance for doubtful accounts is based on the Company's assessment of the collectibility of customer accounts. The Company regularly reviews the allowance by considering factors such as historical experience, credit quality, age of the accounts receivable balances, and economic conditions that may affect a customer's ability to pay.

(f) Financing Receivables and Guarantees  The Company provides financing arrangements, including leases, financed service contracts, and loans, for certain qualified end-user customers to build, maintain, and upgrade their networks. Lease receivables primarily represent sales-type and direct-financing leases. Leases and loans have on average a three-year term and are usually collateralized by a security interest in the underlying assets. Financed service contracts also typically have terms of one to three years and primarily relate to technical support services. The Company maintains an allowance for uncollectible financing receivables based on a variety of factors, including the risk rating of the portfolio, macroeconomic conditions, historical experience, and other market factors.

In addition, the Company facilitates third-party financing arrangements for channel partners, consisting of revolving short-term financing, generally with payment terms ranging from 60 to 90 days. In certain instances, these financing arrangements result in a transfer of the Company's receivables to the third party. The receivables are derecognized upon transfer, as these transfers qualify as true sales, and the Company receives a payment for the receivables from the third party based on the Company's standard payment terms. These financing arrangements facilitate the working capital requirements of the channel partners and, in some cases, the Company guarantees a portion of these arrangements. The Company also provides financing guarantees for third-party financing arrangements extended to end-user customers related to leases and loans, which typically have terms of up to three years. The Company could be called upon to make payments under these guarantees in the event of nonpayment by the channel partners or end-user customers. Deferred revenue relating to these financing arrangements is recorded in accordance with revenue recognition policies or for the fair value of the financing guarantees.

(g) Depreciation and Amortization  Property and equipment are stated at cost, less accumulated depreciation or amortization, whenever applicable. Depreciation and amortization are computed using the straight-line method, generally over the following periods:

Period
Buildings	25 years
Building improvements	10 years
Furniture and fixtures	5 years
Leasehold improvements	Shorter of remaining lease term or 5 years
Computer equipment and related software	30 to 36 months
Production, engineering, and other equipment	Up to 5 years
Operating lease assets	Based on lease term— generally up to 3 years

(h) Business Combinations  Upon adoption of the revised accounting guidance for business combinations in the first quarter of fiscal 2010, the Company has applied the expanded definition of "business" and "business combination" as prescribed by the revised accounting guidance. Other significant changes in connection with the revised accounting guidance include (i) the recognition of assets acquired, liabilities assumed and noncontrolling interests (including goodwill) measured at fair value at the acquisition date with subsequent changes to the fair value of such assets acquired and liabilities assumed recognized in earnings after the expiration of the measurement period, a period not to exceed 12 months from the acquisition date; (ii) the recognition of acquisition-related expenses and acquisition-related restructuring costs in earnings; and (iii) the capitalization of in-process research and development (IPR&D) at fair value as an indefinite-lived intangible asset that will be assessed for impairment thereafter. Upon completion of development, the underlying R&D intangible asset will be amortized over its estimated useful life.

(i) Goodwill and Purchased Intangible Assets  Goodwill is tested for impairment on an annual basis in the fourth fiscal quarter and, when specific circumstances dictate, between annual tests. When impaired, the carrying value of goodwill is written down to fair value. The goodwill impairment test involves a two-step process. The first step, identifying a potential impairment, compares the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying value of the reporting unit exceeds its fair value, the second step would need to be conducted; otherwise, no further steps are necessary as no potential impairment exists. The second step, measuring the impairment loss, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill. Any excess of the reporting unit goodwill carrying value over the respective implied fair value is recognized as an impairment loss. There was no impairment of goodwill identified in fiscal 2010, 2009, or 2008. Purchased intangible assets with finite lives are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of the respective assets, generally two to seven years. See below related to the impairment test for purchased intangible assets with finite lives. Purchased intangible assets with indefinite lives are assessed for potential impairment annually or when events or circumstances indicate that their carrying amounts might be impaired.

(j) Long-Lived Assets  Long-lived assets that are held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability of long-lived assets is based on an estimate of the undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the difference between the fair value of the asset and its carrying value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

(k) Derivative Instruments  The Company recognizes derivative instruments as either assets or liabilities and measures those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. For a derivative instrument designated as a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item attributed to the risk being hedged. For a derivative instrument designated as a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of AOCI and subsequently reclassified into earnings when the hedged exposure affects earnings. The ineffective portion of the gain or loss is reported in earnings immediately. For derivative instruments that are not designated as accounting hedges, changes in fair value are recognized in earnings in the period of change. The Company records derivative instruments in the statements of cash flows to operating, investing or financing activities consistent with the cash flows of the hedged item.

(l) Foreign Currency Translation  Assets and liabilities of non-U.S. subsidiaries that operate in a local currency environment, where that local currency is the functional currency, are translated to U.S. dollars at exchange rates in effect at the balance sheet date, with the resulting translation adjustments directly recorded to a separate component of AOCI. Income and expense accounts are translated at average exchange rates during the year. Remeasurement adjustments are recorded in other income (loss), net. The effect of foreign currency exchange rates on cash and cash equivalents was not material for any of the years presented.

(m) Concentrations of Risk  Cash and cash equivalents are maintained with several financial institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. The Company seeks to mitigate its credit risks by spreading such risks across multiple counterparties and monitoring the risk profiles of these counterparties.

The Company performs ongoing credit evaluations of its customers and, with the exception of certain financing transactions, does not require collateral from its customers. The Company receives certain of its components from sole suppliers. Additionally, the Company relies on a limited number of contract manufacturers and suppliers to provide manufacturing services for its products. The inability of a contract manufacturer or supplier to fulfill supply requirements of the Company could materially impact future operating results.

(n) Revenue Recognition  The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. In instances where final acceptance of the product, system, or solution is specified by the customer, revenue is deferred until all acceptance criteria have been met. For hosting arrangements, the Company recognizes revenue based on customer utilization. Technical support services revenue is deferred and recognized ratably over the period during which the services are to be performed, which is typically from one to three years. Advanced services revenue is recognized upon delivery or completion of performance.

The Company uses distributors that stock inventory and typically sell to systems integrators, service providers, and other resellers. In addition, certain products are sold through retail partners. The Company refers to this as its two-tier system of sales to the end customer. Revenue from distributors and retail partners generally is recognized based on a sell-through method using information provided by them. Distributors and retail partners participate in various cooperative marketing and other programs, and the Company maintains estimated accruals and allowances for these programs. The Company accrues for warranty costs, sales returns, and other allowances based on its historical experience. Shipping and handling fees billed to customers are included in net sales, with the associated costs included in cost of sales.

In October 2009, the FASB amended the accounting standards for revenue recognition to remove from the scope of industry-specific software revenue recognition guidance tangible products containing software components and nonsoftware components that function together to deliver the product's essential functionality. In October 2009, the FASB also amended the accounting standards for multiple-deliverable revenue arrangements to:

(i)	provide updated guidance on whether multiple deliverables exist, how the deliverables in an arrangement should be separated, and how consideration should be allocated;

(ii)	require an entity to allocate revenue in an arrangement using estimated selling prices (ESP) of deliverables if a vendor does not have vendor-specific objective evidence of selling price (VSOE) or third-party evidence of selling price (TPE); and

(iii)	eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method.

The Company elected to early adopt this accounting guidance at the beginning of its first quarter of fiscal 2010 on a prospective basis for applicable transactions originating or materially modified after July 25, 2009. This guidance does not generally change the units of accounting for the Company's revenue transactions. Most products and services qualify as separate units of accounting and the revenue is recognized when the applicable revenue recognition criteria are met. The Company's arrangements generally do not include any provisions for cancellation, termination, or refunds that would significantly impact recognized revenue.

Many of the Company's products have both software and nonsoftware components that function together to deliver the products' essential functionality. The Company's product offerings fall into the following categories: routing, switching, advanced technologies, and other products, the last of which includes emerging technologies items. The Company also provides technical support and advanced services. The Company has a broad customer base that encompasses virtually all types of public and private entities, including enterprise businesses, service providers, commercial customers, and consumers. The Company and its salesforce are not organized by product divisions and the Company's products and services can be sold standalone or together in various combinations across the Company's geographic segments or customer markets. For example, service provider arrangements are typically larger in scale with longer deployment schedules and involve the delivery of a variety of product technologies, including high-end routing, video and network management software, among others, along with technical support and advanced services. The Company's enterprise and commercial arrangements are typically unique for each customer and smaller in scale and may include network infrastructure products such as routers and switches or collaboration technologies such as unified communications and Cisco TelePresence systems products along with technical support services. Consumer products, including Linksys wireless routers and Pure Digital video recorders, are sold in standalone arrangements directly to distributors and retailers without support, as customers generally only require repair or replacement of defective products or parts under warranty.

The Company enters into revenue arrangements that may consist of multiple deliverables of its product and service offerings due to the needs of its customers. For example, a customer may purchase routing products along with a contract for technical support services. This arrangement would consist of multiple elements, with the products delivered in one reporting period and the technical support services delivered across multiple reporting periods. Another customer may purchase networking products along with advanced service offerings, in which all the elements are delivered within the same reporting period. In addition, distributors and retail partners purchase products or technical support services on a standalone basis for resale to an end user or for purposes of stocking certain products, and these transactions would not result in a multiple element arrangement. For transactions entered into prior to the first quarter of fiscal 2010, the Company primarily recognized revenue based on software revenue recognition guidance. For the vast majority of the Company's arrangements involving multiple deliverables, such as sales of products with services, the entire fee from the arrangement was allocated to each respective element based on its relative selling price, using VSOE. In the limited circumstances when the Company was not able to determine VSOE for all of the deliverables of the arrangement, but was able to obtain VSOE for any undelivered elements, revenue was allocated using the residual method. Under the residual method, the amount of revenue allocated to delivered elements equaled the total arrangement consideration less the aggregate selling price of any undelivered elements, and no revenue was recognized until all elements without VSOE had been delivered. If VSOE of any undelivered items did not exist, revenue from the entire arrangement was initially deferred and recognized at the earlier of (i) delivery of those elements for which VSOE did not exist or (ii) when VSOE could be established. However, in limited cases where technical support services were the only undelivered element without VSOE, the entire arrangement fee was recognized ratably as a single unit of accounting over the technical services contractual period. The residual and ratable revenue recognition methods were generally used in a limited number of arrangements containing advanced and emerging technologies, such as Cisco TelePresence systems products. Several of these technologies are sold as solution offerings, whereas products or services are not sold on a standalone basis.

In many instances, products are sold separately in standalone arrangements as customers may support the products themselves or purchase support on a time-and-materials basis. Advanced services are sometimes sold in standalone engagements such as general consulting, network management, or security advisory projects and technical support services are sold separately through renewals of annual contracts. As a result, for substantially all of the arrangements with multiple deliverables pertaining to routing and switching products and related services, as well as most arrangements containing advanced and emerging technologies, the Company has used and intends to continue using VSOE to allocate the selling price to each deliverable. Consistent with its methodology under previous accounting guidance, the Company determines VSOE based on its normal pricing and discounting practices for the specific product or service when sold separately. In determining VSOE, the Company requires that a substantial majority of the selling prices for a product or service fall within a reasonably narrow pricing range, generally evidenced by approximately 80% of such historical standalone transactions falling within plus or minus 15% of the median rates. In addition, the Company considers the geographies in which the products or services are sold, major product and service groups and customer classifications, and other environmental or marketing variables in determining VSOE.

In certain limited instances, the Company is not able to establish VSOE for all deliverables in an arrangement with multiple elements. This may be due to the Company infrequently selling each element separately, not pricing products within a narrow range, or only having a limited sales history, such as in the case of certain advanced and emerging technologies. When VSOE cannot be established, the Company attempts to establish selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately. Generally, the Company's go-to-market strategy typically differs from that of its peers and its offerings contain a significant level of customization and differentiation such that the comparable pricing of products with similar functionality cannot be obtained. Furthermore, the Company is unable to reliably determine what similar competitor products' selling prices are on a standalone basis. Therefore, the Company is typically not able to determine TPE.

When the Company is unable to establish selling price using VSOE or TPE, the Company uses ESP in its allocation of arrangement consideration. The objective of ESP is to determine the price at which the Company would transact a sale if the product or service were sold on a standalone basis. ESP is generally used for new or highly customized offerings and solutions or offerings not priced within a narrow range, and it applies to a small proportion of the Company's arrangements with multiple deliverables.

The Company determines ESP for a product or service by considering multiple factors, including, but not limited to, geographies, market conditions, competitive landscape, internal costs, gross margin objectives, and pricing practices. The determination of ESP is made through consultation with and formal approval by the Company's management, taking into consideration the go-to-market strategy.

The Company regularly reviews VSOE, TPE, and ESP and maintains internal controls over the establishment and updates of these estimates. There were no material impacts during the fiscal year nor does the Company currently expect a material impact in the near term from changes in VSOE, TPE, or ESP.

Net sales as reported for the fiscal year ended July 31, 2010, and the Company's estimate of the pro forma net sales that would have been reported if the transaction entered into or materially modified during fiscal 2010 were subject to previous accounting guidance, are shown in the following table (in millions):

	FISCAL YEAR ENDED JULY 31, 2010
	As Reported	Pro Forma Basis as if the Previous Accounting Guidance Were in Effect
Net sales	$40,040	$39,802

The estimated impact to net sales of the accounting standard was primarily to net product sales.

The new accounting standards for revenue recognition if applied in the same manner to the year ended July 25, 2009 would not have had a material impact on net sales for that fiscal year. In terms of the timing and pattern of revenue recognition, the new accounting guidance for revenue recognition is not expected to have a significant effect on net sales in periods after the initial adoption when applied to multiple-element arrangements based on current go-to-market strategies due to the existence of VSOE across most of the Company's product and service offerings. However, the Company expects that this new accounting guidance will facilitate the Company's efforts to optimize its offerings due to better alignment between the economics of an arrangement and the accounting. This may lead to the Company engaging in new go-to-market practices in the future. In particular, the Company expects that the new accounting standards will enable it to better integrate products and services without VSOE into existing offerings and solutions. As these go-to-market strategies evolve, the Company may modify its pricing practices in the future, which could result in changes in selling prices, including both VSOE and ESP. As a result, the Company's future revenue recognition for multiple-element arrangements could differ materially from the results in the current period. The Company is currently unable to determine the impact that the newly adopted accounting guidance could have on its revenue as these go-to-market strategies evolve.

The Company's arrangements with multiple deliverables may have a standalone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-element arrangements is allocated to the software deliverable and the nonsoftware deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy in the new revenue accounting guidance. In the limited circumstances where the Company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, ESP is used for the purposes of performing this allocation.

(o) Advertising Costs  The Company expenses all advertising costs as incurred. Advertising costs included within sales and marketing expenses were approximately  $290 million,  $165 million, and  $195 million for fiscal 2010, 2009 and 2008, respectively.

(p) Share-Based Compensation Expense  The Company measures and recognizes the compensation expense for all share-based awards made to employees and directors including employee stock options and employee stock purchases related to the Employee Stock Purchase Plan ("employee stock purchase rights") based on estimated fair values. The fair value of employee stock options is estimated on the date of grant using a lattice-binomial option-pricing model ("lattice-binomial model") and for employee stock purchase rights the Company estimates the fair value using the Black-Scholes model. The Company measures the fair value of restricted stock and restricted stock units as if the awards were vested and issued on the grant date. The value of awards that are ultimately expected to vest is recognized as expense over the requisite service periods. Because share-based compensation expense is based on awards ultimately expected to vest, it has been reduced for forfeitures.

(q) Software Development Costs  Software development costs required to be capitalized for software sold, leased, or otherwise marketed have not been material to date. Software development costs required to be capitalized for internal use software have also not been material to date.

(r) Income Taxes  Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. Valuation allowances are recorded to reduce deferred tax assets to the amount that will more likely than not be realized.

The Company accounts for uncertainty in income taxes using a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. The Company classifies the liability for unrecognized tax benefits as current to the extent that the Company anticipates payment (or receipt) of cash within one year. Interest and penalties related to uncertain tax positions are recognized in the provision for income taxes.

(s) Computation of Net Income per Share  Basic net income per share is computed using the weighted-average number of common shares outstanding during the period. Diluted net income per share is computed using the weighted-average number of common shares and dilutive potential common shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options, unvested restricted stock, and restricted stock units. The dilutive effect of such equity awards is calculated based on the average share price for each fiscal period using the treasury stock method. Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized, and the amount of tax benefits that would be recorded in additional paid-in capital when the award becomes deductible, are collectively assumed to be used to repurchase shares.

(t) Consolidation of Variable Interest Entities  In the event that the Company is the primary beneficiary of a variable interest entity, the assets, liabilities, and results of operations of the variable interest entity will be included in the Company's Consolidated Financial Statements.

(u) Use of Estimates  The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires management to make estimates and judgments that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Estimates are used for the following, among others:

•	Revenue recognition
•	Allowances for receivables and sales returns
•	Inventory valuation and liability for purchase commitments with contract manufacturers and suppliers
•	Warranty costs

•	Share-based compensation expense
•	Fair value measurements and other-than-temporary impairments
•	Goodwill and purchased intangible asset impairments
•	Income taxes
•	Loss contingencies

The actual results experienced by the Company may differ materially from management's estimates.

(v) Recent Accounting Standards or Updates  In June 2009, the FASB issued revised guidance for the consolidation of variable interest entities. In February 2010, the FASB issued amendments to the consolidation requirements, exempting certain investment funds from the June 2009 guidance for the consolidation of variable interest entities. The June 2009 guidance for the consolidation of variable interest entities replaces the quantitative-based risks and rewards approach with a qualitative approach that focuses on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and has the obligation to absorb losses or the right to receive benefits from the entity that could be potentially significant to the variable interest entity. The accounting guidance also requires an ongoing reassessment of whether an enterprise is the primary beneficiary and requires additional disclosures about an enterprise's involvement in variable interest entities. This accounting guidance is effective for the Company beginning in the first quarter of fiscal 2011. Upon adoption, the application of the revised guidance for the consolidation of variable interest entities did not have a material impact to the Company's Consolidated Financial Statements.

In June 2009, the FASB issued revised guidance for the accounting of transfers of financial assets. This guidance eliminates the concept of a qualifying special-purpose entity, removes the scope exception for qualifying special-purpose entities when applying the accounting guidance related to the consolidation of variable interest entities, changes the requirements for derecognizing financial assets, and requires enhanced disclosure. This accounting guidance is effective for the Company beginning in the first quarter of fiscal 2011. Upon adoption, the application of the revised guidance for the accounting of transfers of financial assets did not have a material impact to the Company's Consolidated Financial Statements.

In July 2010, the FASB issued an accounting update to provide guidance to enhance disclosures related to the credit quality of a company's financing receivables portfolio and the associated allowance for credit losses. Pursuant to this accounting update, a company is required to provide a greater level of disaggregated information about its allowance for credit loss with the objective of facilitating users' evaluation of the nature of credit risk inherent in the company's portfolio of financing receivables, how that risk is analyzed and assessed in arriving at the allowance for credit losses, and the changes and reasons for those changes in the allowance for credit losses. The revised disclosures as of the end of the reporting period are effective for the Company beginning in the second quarter of fiscal 2011, and the revised disclosures related to activities during the reporting period are effective for the Company beginning in the third quarter of fiscal 2011. The Company is currently evaluating the impact of this accounting update on its financial disclosures.

Business Combinations	12 Months Ended
Jul. 31, 2010
Business Combinations

3. Business Combinations

The Company completed seven business combinations during fiscal 2010. A summary of the more significant acquisitions completed in fiscal 2010 is as follows:

•

In December 2009, the Company acquired ScanSafe, Inc. ("ScanSafe"), a provider of hosted web security to help build a borderless network security architecture that combines network and cloud-based services for advanced security enforcement.

•

In December 2009, the Company acquired Starent Networks, Corp. ("Starent"), a provider of IP-based mobile infrastructure for mobile and converged carriers, to enhance the Company's portfolio of products to provide an integrated architecture to offer rich, quality multimedia experiences to mobile subscribers.

•

In April 2010, the Company acquired Tandberg ASA ("Tandberg"), a leader in video communications. With this acquisition, the Company expects that it will be able to combine innovations with multivendor interoperability capabilities to provide a platform significantly more attractive to its customers and partners.

•	In July 2010, the Company acquired CoreOptics Inc. ("CoreOptics"), a designer of digital signal processing solutions for high-speed optical networking applications.

Allocation of the purchase consideration for business combinations completed in fiscal 2010 is summarized as follows (in millions):

	Shares Issued	Purchase Consideration	Net Tangible Assets Acquired/ (Liabilities Assumed)	Purchased Intangible Assets	Goodwill
Fiscal 2010
ScanSafe, Inc.	—	$154	$2	$31	$121
Starent Networks, Corp.	—	2,636	(17)	1,274	1,379
Tandberg ASA	—	3,268	17	980	2,271
CoreOptics Inc.	—	86	(2)	70	18
Other	—	42	4	25	13
Total	—	$6,186	$4	$2,380	$3,802

The total purchase consideration related to the Company's business combinations completed during fiscal 2010 consisted of one, or both, of cash consideration and vested share-based awards assumed. Total cash and cash equivalents acquired from business combinations completed during fiscal 2010 were approximately  $760 million.

Pursuant to the revised accounting guidance related to business combinations, transaction costs for the business combinations completed during fiscal 2010 were expensed as incurred. Such transaction costs, totaling  $40 million for fiscal 2010, were recorded as G&A expenses. In addition, IPR&D of  $199 million for fiscal 2010 has been capitalized at fair value as an intangible asset with an indefinite life (see Note 4) and is assessed for impairment in subsequent periods. Upon completion of development, the underlying R&D intangible asset will be amortized over its estimated useful life. Prior to the adoption of the revised accounting guidance, IPR&D was expensed upon acquisition if it had no alternative future use.

The Company continues to evaluate certain assets and liabilities related to business combinations completed during the period. Additional information, which existed as of the acquisition date but was at that time unknown to the Company, may become known to the Company during the remainder of the measurement period, a period not to exceed 12 months from the acquisition date. Changes to amounts recorded as assets or liabilities may result in a corresponding adjustment to goodwill.

The goodwill generated from the Company's business combinations completed during the year ended July 31, 2010 is primarily related to expected synergies. The goodwill is generally not deductible for U.S. federal income tax purposes.

Fiscal 2009

Allocation of the purchase consideration for business combinations completed in fiscal 2009 is summarized as follows (in millions):

Fiscal 2009	Shares Issued	Purchase Consideration		Net Tangible Assets Acquired/ (Liabilities Assumed)	Purchased Intangible Assets	Goodwill	IPR&D
PostPath, Inc.	—	$

			197	$(10)	$52	$152	$3
Pure Digital Technologies, Inc.	27		533	(9)	191	299	52
Pure Networks, Inc.	—		105	(4)	30	79	—
Tidal Software, Inc.	—		92	(3)	52	35	8
Other	—		54	(2)	23	33	—
Total	27		$981	$(28)	$348	$598	$63

Fiscal 2008

Allocation of the purchase consideration for business combinations completed in fiscal 2008 is summarized as follows (in millions):

Fiscal 2008	Shares Issued	Purchase Consideration	Net Tangible Assets Acquired/ (Liabilities Assumed)	Purchased Intangible Assets	Goodwill	IPR&D
Navini Networks, Inc.	—	$276	$(4)	$108	$172	$—
Securent, Inc.	—	75	(5)	24	56	—
Other	—	61	7	14	37	3
Total	—	$412	$(2)	$146	$265	$3

The Consolidated Financial Statements include the operating results of each business from the date of acquisition. Pro forma results of operations for the acquisitions completed during fiscal 2010, 2009, and 2008 have not been presented because the effects of the acquisitions, individually and in the aggregate, were not material to the Company's financial results.

Goodwill and Purchased Intangible Assets	12 Months Ended
Jul. 31, 2010
Goodwill and Purchased Intangible Assets

4. Goodwill and Purchased Intangible Assets

(a) Goodwill

The following tables present the goodwill allocated to the Company's reportable segments as of July 31, 2010 and July 25, 2009 and the changes to goodwill during fiscal 2010 and 2009 (in millions):

	Balance at July 25, 2009	Acquisitions	Other	Balance at July 31, 2010
United States and Canada	$9,512	$1,802	$(25)	$11,289
European Markets	1,669	1,089	(29)	2,729
Emerging Markets	437	324	1	762
Asia Pacific	506	473	—	979
Japan	801	114	—	915
Total	$12,925	$3,802	$(53)	$16,674

	Balance at July 26, 2008	Acquisitions	Other	Balance at July 25, 2009
United States and Canada	$9,059	$467	$(14)	$9,512
European Markets	1,650	65	(46)	1,669
Emerging Markets	405	37	(5)	437
Asia Pacific	479	27	—	506
Japan	799	2	—	801
Total	$12,392	$598	$(65)	$12,925

In the preceding tables, "Other" primarily includes foreign currency translation and purchase accounting adjustments.

(b) Purchased Intangible Assets

The following tables present details of the intangible assets acquired through business combinations during fiscal 2010 and 2009 (in millions, except years):

	FINITE LIVES						INDEFINITE LIVES
	TECHNOLOGY		CUSTOMER RELATIONSHIPS		OTHER		IPR&D	TOTAL
	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Amount	Amount
Fiscal 2010
ScanSafe, Inc.	5.0	$14	6.0	$11	3.0	$6	$—	$31
Starent Networks, Corp.	6.0	691	7.0	434	0.3	35	114	1,274
Tandberg ASA	5.0	709	7.0	179	3.0	21	71	980
CoreOptics Inc.	4.0	60	1.0	1	1.0	1	8	70
Other	4.0	8	5.0	11	—	—	6	25
Total		$1,482		$636		$63	$199	$2,380

	FINITE LIVES
	TECHNOLOGY		CUSTOMER RELATIONSHIPS		OTHER		TOTAL
Fiscal 2009	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Amount
PostPath, Inc.	6.0	$52	—	$—	—	$—	$52
Pure Digital Technologies, Inc.	5.0	90	5.0	58	4.7	43	191
Pure Networks, Inc.	4.0	27	3.0	3	—	—	30
Tidal Software, Inc.	5.0	28	6.8	22	1.6	2	52
Other	6.0	18	3.7	5	—	—	23
Total		$215		$88		$45	$348

The following tables present details of the Company's purchased intangible assets (in millions):

July 31, 2010	Gross	Accumulated Amortization	Net
Purchased intangible assets with finite lives:
Technology	$2,396	$(686)	$1,710
Customer relationships	2,326	(1,045)	1,281
Other	172	(85)	87
Total purchased intangible assets with finite lives	4,894	(1,816)	3,078
IPR&D, with indefinite lives	196	—	196
Total	$5,090	$(1,816)	$3,274

July 25, 2009	Gross	Accumulated Amortization	Net
Purchased intangible assets with finite lives:
Technology	$1,469	$(803)	$666
Customer relationships	1,730	(768)	962
Other	184	(110)	74
Total	$3,383	$(1,681)	$1,702

Purchased intangible assets include intangible assets acquired through business combinations as well as through direct purchases or licenses.

The following table presents the amortization of purchased intangible assets (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Amortization of purchased intangible assets:
Cost of sales	$277	$211	$233
Operating expenses	491	533	499
Total	$768	$744	$732

The Company recorded impairment charges of  $28 million,  $95 million and  $33 million during fiscal 2010, 2009 and 2008, respectively, related to its purchased intangible assets. These impairment charges were due to reductions in expected future cash flows related to certain technologies and customer relationships and were recorded as amortization of purchased intangible assets.

For purchased intangible assets with finite lives, the estimated future amortization expense as of July 31, 2010 is as follows (in millions):

Fiscal Year	Amount
2011	$836
2012	720
2013	603
2014	420
2015	317
Thereafter	182
Total	$3,078

Balance Sheet Details	12 Months Ended
Jul. 31, 2010
Balance Sheet Details

5. Balance Sheet Details

The following tables provide details of selected balance sheet items (in millions):

	July 31, 2010	July 25, 2009
Inventories:
Raw materials	$217	$165
Work in process	50	33
Finished goods:
Distributor inventory and deferred cost of sales	587	382
Manufactured finished goods	260	310
Total finished goods	847	692
Service-related spares	161	151
Demonstration systems	52	33
Total	$1,327	$1,074
Property and equipment, net:
Land, buildings, and building & leasehold improvements	$4,470	$4,618
Computer equipment and related software	1,405	1,823
Production, engineering, and other equipment	4,702	5,075
Operating lease assets	255	227
Furniture and fixtures	476	465
	11,308	12,208
Less accumulated depreciation and amortization	(7,367)	(8,165)
Total	$3,941	$4,043
Other assets:
Deferred tax assets	$2,079	$2,122
Investments in privately held companies	756	709
Lease receivables, net(1)	1,176	966
Financed service contracts, net(1)	763	676
Loan receivables, net(1)	675	537
Other	371	271
Total	$5,820	$5,281
Deferred revenue:
Service	$7,428	$6,496
Product:
Unrecognized revenue on product shipments and other deferred revenue	2,788	2,490
Cash receipts related to unrecognized revenue from two-tier distributors	867	407
Total product deferred revenue	3,655	2,897
Total	$11,083	$9,393
Reported as:
Current	$7,664	$6,438
Noncurrent	3,419	2,955
Total	$11,083	$9,393

(1) Amounts represent the noncurrent portions of the respective balances. See Note 6 for the current portions of the respective balances.

Financing Receivables and Guarantees	12 Months Ended
Jul. 31, 2010
Financing Receivables and Guarantees

6. Financing Receivables and Guarantees

(a) Financing Receivables

Financing receivables primarily consist of lease receivables, financed service contracts and loan receivables. Lease receivables represent sales-type and direct-financing leases resulting from the sale of the Company's and complementary third-party products. These lease arrangements have terms of on average three years and are generally collateralized by a security interest in the underlying assets. The revenue related to financed service contracts, which is primarily associated with technical support services, is deferred and included in deferred service revenue. The revenue is recognized ratably over the period during which the related services are to be performed, which is typically from one to three years.

A summary of the Company's financing receivables is presented as follows (in millions):

	Lease Receivables	Financed Service Contracts	Loan Receivables	Financing Receivables
July 31, 2010
Gross	$2,411	$1,773	$1,249	$5,433
Unearned income	(215)	—	—	(215)
Allowances	(207)	(21)	(73)	(301)
Total, net	$1,989	$1,752	$1,176	$4,917
Reported as:
Current	$813	$989	$501	$2,303
Noncurrent	1,176	763	675	2,614
Total, net	$1,989	$1,752	$1,176	$4,917

July 25, 2009	Lease Receivables	Financed Service Contracts	Loan Receivables	Financing Receivables
Gross	$1,996	$1,642	$861	$4,499
Unearned income	(191)	—	—	(191)
Allowances	(213)	(26)	(88)	(327)
Total, net	$1,592	$1,616	$773	$3,981
Reported as:
Current	$626	$940	$236	$1,802
Noncurrent	966	676	537	2,179
Total, net	$1,592	$1,616	$773	$3,981

Contractual maturities of the gross lease receivables at July 31, 2010 are summarized as follows (in millions):

Fiscal Year	Amount
2011	$961
2012	706
2013	454
2014	223
2015	63
Thereafter	4
Total	$2,411

Actual cash collections may differ from the contractual maturities due to early customer buyouts, refinancings, or defaults.

(b) Financing Guarantees

In the ordinary course of business, the Company provides financing guarantees that are generally for various third-party financing arrangements extended to channel partners and end-user customers.

Channel Partner Financing Guarantees The Company facilitates arrangements for third-party financing extended to channel partners, consisting of revolving short-term financing, generally with payment terms ranging from 60 to 90 days. These financing arrangements facilitate the working capital requirements of the channel partners and, in some cases, the Company guarantees a portion of these arrangements. The volume of channel partner financing was  $17.2 billion,  $14.2 billion and  $14.4 billion for fiscal 2010, 2009, and 2008, respectively. As of July 31, 2010 and July 25, 2009, the balance of the channel partner financing subject to guarantees was  $1.4 billion and  $1.1 billion, respectively.

End-User Financing Guarantees The Company also provides financing guarantees for third-party financing arrangements extended to end-user customers related to leases and loans that typically have terms of up to three years. The volume of financing provided by third parties for leases and loans on which the Company has provided guarantees was  $944 million for fiscal 2010 and  $1.2 billion for both fiscal 2009 and fiscal 2008.

Financing Guarantee Summary The aggregate amount of financing guarantees outstanding at July 31, 2010 and July 25, 2009, representing the total maximum potential future payments under financing arrangements with third parties, and the related deferred revenue are summarized in the following table (in millions):

	July 31, 2010	July 25, 2009
Maximum potential future payments relating to financing guarantees:
Channel partner	$448	$334
End user	304	405
Total	$752	$739
Deferred revenue associated with financing guarantees:
Channel partner	$277	$218
End user	272	378
Total	$549	$596

Investments	12 Months Ended
Jul. 31, 2010
Investments

7. Investments

(a) Summary of Available-for-Sale Investments

The following tables summarize the Company's available-for-sale investments (in millions):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
July 31, 2010
Fixed income securities:
U.S. government securities	$16,570	$42	$—	$16,612
U.S. government agency securities(1)	13,511	68	—	13,579
Non-U.S. government and agency securities(2)	1,452	15	—	1,467
Corporate debt securities	2,179	64	(21)	2,222
Asset-backed securities	145	9	(5)	149
Total fixed income securities	33,857	198	(26)	34,029
Publicly traded equity securities	889	411	(49)	1,251
Total	$34,746	$609	$(75)	$35,280

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
July 25, 2009
Fixed income securities:
U.S. government securities	$10,266	$23	$(5)	$10,284
U.S. government agency securities(1)	15,501	104	(2)	15,603
Non-U.S. government and agency securities(2)	528	12	—	540
Corporate debt securities	1,740	51	(86)	1,705
Asset-backed securities	252	5	(34)	223
Total fixed income securities	28,287	195	(127)	28,355
Publicly traded equity securities	824	193	(89)	928
Total	$29,111	$388	$(216)	$29,283

(1) Includes corporate securities that are guaranteed by the Federal Deposit Insurance Corporation (FDIC).

(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

(b) Gains and Losses on Available-for-Sale Investments

The following tables present the gross and net realized gains and losses related to the Company's available-for-sale investments (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Gross realized gains	$279	$435	$306
Gross realized losses	(110)	(459)	(197)
Total	$169	$(24)	$109

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net gains on investments in publicly traded equity securities	$66	$86	$88
Net gains (losses) on investments in fixed income securities	103	(110)	21
Total	$169	$(24)	$109

There were no impairment charges on available-for-sale investments for the years ended July 31, 2010 and July 26, 2008. For the year ended July 25, 2009, net losses on fixed income securities and net gains on publicly traded equity securities included impairment charges of  $219 million and  $39 million, respectively. The impairment charges for both types of securities were due to a decline in the fair value of the investments below their cost basis that were judged to be other than temporary and were recorded as a reduction to the amortized cost of the respective investments.

The following table summarizes the activity related to credit losses for fixed income securities (in millions):

	July 31, 2010	July 25, 2009(1)
Balance at beginning of fiscal year	$(153)	$(159)
Sales of other-than-temporarily impaired fixed income securities	58	6
Balance at end of fiscal year	$(95)	$(153)

(1) The beginning balance for the year ended July 25, 2009 represents the credit loss balance as of April 26, 2009, the date on which the Company adopted the revised accounting guidance related to other-than-temporary impairments on debt securities.

The following tables present the breakdown of the available-for-sale investments with gross unrealized losses and the duration that those losses had been unrealized at July 31, 2010 and July 25, 2009 (in millions):

	UNREALIZED LOSSES LESS THAN 12 MONTHS		UNREALIZED LOSSES 12 MONTHS OR GREATER		TOTAL
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
July 31, 2010
Fixed income securities:
Corporate debt securities	$140	$(1)	$304	$(20)	$444	$(21)
Asset-backed securities	2	—	115	(5)	117	(5)
Total fixed income securities	142	(1)	419	(25)	561	(26)
Publicly traded equity securities	168	(12)	393	(37)	561	(49)
Total	$310	$(13)	$812	$(62)	$1,122	$(75)

	UNREALIZED LOSSES LESS THAN 12 MONTHS		UNREALIZED LOSSES 12 MONTHS OR GREATER		TOTAL
July 25, 2009	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed income securities:
U.S. government securities	$1,850	$(5)	$—	$—	$1,850	$(5)
U.S. government agency securities(1)	1,346	(2)	—	—	1,346	(2)
Non-U.S. government and agency securities(2)	16	—	5	—	21	—
Corporate debt securities	123	(10)	613	(76)	736	(86)
Asset-backed securities	41	(11)	141	(23)	182	(34)
Total fixed income securities	3,376	(28)	759	(99)	4,135	(127)
Publicly traded equity securities	25	(3)	328	(86)	353	(89)
Total	$3,401	$(31)	$1,087	$(185)	$4,488	$(216)

(1) Includes corporate securities that are guaranteed by the FDIC.

(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

For fixed income securities that have unrealized losses as of July 31, 2010, the Company has determined that (i) it does not have the intent to sell any of these investments and (ii) it is not more likely than not that it will be required to sell any of these investments before recovery of the entire amortized cost basis. In addition, as of July 31, 2010, the Company anticipates that it will recover the entire amortized cost basis of such fixed income securities and has determined that no other-than-temporary impairments associated with credit losses were required to be recognized during the year ended July 31, 2010.

The Company has evaluated its publicly traded equity securities as of July 31, 2010 and has determined that there was no indication of other-than-temporary impairments in the respective categories of unrealized losses. This determination was based on several factors, which include the length of time and extent to which fair value has been less than the cost basis, the financial condition and near-term prospects of the issuer, and the Company's intent and ability to hold the publicly traded equity securities for a period of time sufficient to allow for any anticipated recovery in market value.

(c) Maturities of Fixed Income Securities

The following table summarizes the maturities of the Company's fixed income securities at July 31, 2010 (in millions):

	Amortized Cost	Fair Value
Less than 1 year	$24,004	$24,044
Due in 1 to 2 years	5,631	5,703
Due in 2 to 5 years	3,867	3,928
Due after 5 years	355	354
Total	$33,857	$34,029

Actual maturities may differ from the contractual maturities because borrowers may have the right to call or prepay certain obligations.

(d) Securities Lending

The Company periodically engages in securities lending activities with certain of its fixed income securities. These transactions, with a daily balance averaging less than 25% of the Company's total fixed income portfolio, are accounted for as a secured lending of the securities, and the securities are typically loaned only on an overnight basis. The Company requires collateral equal to at least 102% of the fair market value of the loaned security in the form of cash or liquid, high-quality assets. The Company engages in these secured lending transactions only with highly creditworthy counterparties, and the associated portfolio custodian has agreed to indemnify the Company against any collateral losses. The Company did not experience any losses in connection with the secured lending of securities during the years presented. As of July 31, 2010 and July 25, 2009, the Company had no outstanding securities lending transactions.

Fair Value	12 Months Ended
Jul. 31, 2010
Fair Value

8. Fair Value

Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact, and it considers assumptions that market participants would use when pricing the asset or liability.

(a) Fair Value Hierarchy

The accounting guidance for fair value measurement also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The fair value hierarchy is as follows:

Level 1    Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2    Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3    Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

(b) Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis as of July 31, 2010 and July 25, 2009 were as follows (in millions):

	JULY 31, 2010 FAIR VALUE MEASUREMENTS				JULY 25, 2009 FAIR VALUE MEASUREMENTS
	Level 1	Level 2	Level 3	Total Balance	Level 1	Level 2	Level 3	Total Balance
Assets
Cash equivalents:
Money market funds	$2,521	$—	$—	$2,521	$4,514	$—	$—	$4,514
U.S. government securities	—	235	—	235	—	61	—	61
U.S. government agency securities(1)	—	40	—	40	—	313	—	313
Corporate debt securities	—	1	—	1	—	35	—	35
Available-for-sale investments:
U.S. government securities	—	16,612	—	16,612	—	10,284	—	10,284
U.S. government agency securities(1)	—	13,579	—	13,579	—	15,603	—	15,603
Non-U.S. government and agency securities(2)	—	1,467	—	1,467		540		540
Corporate debt securities	—	2,222	—	2,222	—	1,705	—	1,705
Asset-backed securities	—	—	149	149	—	—	223	223
Publicly traded equity securities	1,251	—	—	1,251	928	—	—	928
Derivative assets	—	160	3	163	—	109	4	113
Total	$3,772	$34,316	$152	$38,240	$5,442	$28,650	$227	$34,319
Liabilities:
Derivative liabilities	$—	$19	$—	$19	$—	$66	$—	$66
Total	$—	$19	$—	$19	$—	$66	$—	$66

(1) Includes corporate securities that are guaranteed by the FDIC.

(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

Level 2 fixed income securities are priced using quoted market prices for similar instruments; nonbinding market prices that are corroborated by observable market data; or in limited circumstances, discounted cash flow techniques. The Company uses inputs such as actual trade data, benchmark yields, broker/dealer quotes, and other similar data, which are obtained from quoted market prices, independent pricing vendors, or other sources, to determine the ultimate fair value of these assets and liabilities. The Company uses such pricing data as the primary inputs to make its assessments and determinations as to the ultimate valuation of its investment portfolio and has not made, during the periods presented, any material adjustments to such inputs. The Company is ultimately responsible for the financial statements and underlying estimates. The Company's derivative instruments are primarily classified as Level 2, as they are not actively traded and are valued using pricing models that use observable market inputs. The Company did not have any transfers between Level 1 and Level 2 fair value measurements during fiscal 2010.

Level 3 assets include asset-backed securities and certain derivative instruments, the values of which are determined based on discounted cash flow models using inputs that the Company could not corroborate with market data.

The following tables present a reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended July 31, 2010 and July 25, 2009 (in millions):

	Asset-Backed Securities	Derivative Assets	Total
Balance at July 25, 2009	$223	$4	$227
Total gains and losses (realized and unrealized):
Included in other income (loss), net	(6)	—	(6)
Included in operating expenses	—	(1)	(1)
Included in other comprehensive income	34	—	34
Purchases, sales and maturities	(102)	—	(102)
Balance at July 31, 2010	$149	$3	$152
Losses attributable to assets still held as of July 31, 2010	$—	$(1)	$(1)

	Asset-Backed Securities	Derivative Assets	Total
Balance at July 27, 2008	$—	$—	$—
Transfers into Level 3	618	6	624
Total gains and losses (realized and unrealized):
Included in other income (loss), net	(28)	—	(28)
Included in operating expenses	—	(2)	(2)
Included in other comprehensive income	(9)	—	(9)
Purchases, sales and maturities	(358)	—	(358)
Balance at July 25, 2009	$223	$4	$227
Losses attributable to assets still held as of July 25, 2009	$(13)	$—	$(13)

(c) Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company's financial instruments and nonfinancial assets that were measured at fair value on a nonrecurring basis and the gains and losses recorded for the year ended July 31, 2010 (in millions):

		FAIR VALUE MEASUREMENTS USING
	Net Carrying Value as of July 31, 2010	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total (Losses) Gains for the Year Ended July 31, 2010
Investments in privately held companies	$45	$—	$—	$45	$(25)
Purchased intangible assets	$—	$—	$—	$—	(28)
Property held for sale	$25	$—	$—	$25	(86)
Gains on assets no longer held as of July 31, 2010					2
Total					$(137)

The fair value for investments in privately held companies was measured using financial metrics, comparison to other private and public companies, and analysis of the financial condition and near-term prospects of the issuers, including recent financing activities and their capital structure as well as other economic variables. These investments were classified as Level 3 assets because the Company used unobservable inputs to value them, reflecting the Company's assessment of the assumptions market participants would use in pricing these investments due to the absence of quoted market prices and inherent lack of liquidity. The losses for the investments in privately held companies were recorded to other income (loss), net.

The fair values for purchased intangible assets and property held for sale were measured using discounted cash flow techniques. These assets were classified as Level 3 assets because the Company used unobservable inputs to value them, reflecting the Company's assessment of the assumptions market participants would use in valuing these assets. The losses for purchased intangible assets were included in amortization of purchased intangible assets, and the net losses for property held for sale were included in G&A expenses.

The following table presents the Company's financial instruments that were measured at fair value on a nonrecurring basis and the losses recorded for the year ended July 25, 2009 (in millions):

		FAIR VALUE MEASUREMENTS USING
	Net Carrying Value as of July 25, 2009	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses for the Year Ended July 25, 2009
Investments in privately held companies	$69	$—	$—	$69	$(78)
Losses on assets no longer held as of July 25, 2009					(9)
Total					$(87)

(d) Other

The fair value of certain of the Company's financial instruments that are not measured at fair value, including accounts receivable, accounts payable, accrued compensation, and other current liabilities, approximates the carrying amount because of their short maturities. In addition, the fair value of the Company's loan receivables and financed service contracts also approximates the carrying amount. The fair value of the Company's debt is disclosed in Note 9 and was determined using quoted market prices for those securities.

Borrowings	12 Months Ended
Jul. 31, 2010
Borrowings

9. Borrowings

(a) Debt

The following table summarizes the Company's debt (in millions, except percentages):

	July 31, 2010		July 25, 2009
	Amount	Effective Rate	Amount	Effective Rate
Senior notes:
5.25% fixed-rate notes, due 2011 ("2011 Notes")	$3,000	3.12%	$3,000	3.12%
2.90% fixed-rate notes, due 2014 ("2014 Notes")	500	3.11%	—	—
5.50% fixed-rate notes, due 2016 ("2016 Notes")	3,000	3.18%	3,000	4.34%
4.95% fixed-rate notes, due 2019 ("2019 Notes")	2,000	5.08%	2,000	5.08%
4.45% fixed-rate notes, due 2020 ("2020 Notes")	2,500	4.50%	—	—
5.90% fixed-rate notes, due 2039 ("2039 Notes")	2,000	6.11%	2,000	6.11%
5.50% fixed-rate notes, due 2040 ("2040 Notes")	2,000	5.67%	—	—
Total senior notes	15,000		10,000
Other notes and borrowings	59		2
Unaccreted discount	(73)		(21)
Hedge accounting adjustment	298		314
Total	$15,284		$10,295
Reported as:
Short-term debt	$3,096		$—
Long-term debt	12,188		10,295
Total	$15,284		$10,295

In November 2009, the Company issued senior unsecured notes in an aggregate principal amount of  $5.0 billion. Of these notes,  $500 million will mature in 2014 and bear interest at a fixed rate of 2.90% per annum (the "2014 Notes"),  $2.5 billion will mature in 2020 and bear interest at a fixed rate of 4.45% per annum (the "2020 Notes"), and  $2.0 billion will mature in 2040 and bear interest at a fixed rate of 5.50% per annum (the "2040 Notes"). To achieve its interest rate risk management objectives, the Company entered into interest rate swaps, in an aggregate notional amount of  $1.5 billion, designated as fair value hedges for a portion of the 2016 Notes. In effect, these swaps convert the fixed interest rates of a portion of the 2016 Notes to floating interest rates based on LIBOR plus a fixed number of basis points. Gains and losses in the value of the interest rate swaps substantially offset changes in the fair value of the hedged portion of the underlying debt.

The effective rates for the fixed-rate debt include the interest on the notes; the accretion of the discount; and, if applicable, adjustments related to hedging. Based on market prices, the fair value of the Company's senior notes was  $16.3 billion and  $10.5 billion as of July 31, 2010 and July 25, 2009, respectively. Interest is payable semiannually on each class of the senior fixed-rate notes. The notes are redeemable by the Company at any time, subject to a make-whole premium. The Company was in compliance with all debt covenants as of July 31, 2010.

Other notes and borrowings include notes and credit facilities with a number of financial institutions that are available to certain foreign subsidiaries of the Company. The amount of borrowings outstanding under these arrangements was  $59 million and  $2 million at July 31, 2010 and July 25, 2009, respectively.

(b) Credit Facility

The Company has a credit agreement with certain institutional lenders providing for a  $3.0 billion unsecured revolving credit facility that is scheduled to expire on August 17, 2012. Any advances under the credit agreement will accrue interest at rates that are equal to, based on certain conditions, either (i) the higher of the Federal Funds rate plus 0.50% or Bank of America's "prime rate" as announced from time to time or (ii) LIBOR plus a margin that is based on the Company's senior debt credit ratings as published by Standard & Poor's Ratings Services and Moody's Investors Service, Inc. The credit agreement requires the Company to comply with certain covenants, including that it maintain an interest coverage ratio as defined in the agreement. The Company was in compliance with the required interest coverage ratio and the other covenants as of July 31, 2010.

     The Company may also, upon the agreement of either the then-existing lenders or of additional lenders not currently parties to the agreement, increase the commitments under the credit facility by up to an additional  $1.9 billion and/or extend the expiration date of the credit facility up to August 15, 2014. As of July 31, 2010, the Company had not borrowed any funds under the credit facility.

Derivative Instruments	12 Months Ended
Jul. 31, 2010
Derivative Instruments

10. Derivative Instruments

(a) Summary of Derivative Instruments

The Company uses derivative instruments primarily to manage exposures to foreign currency exchange rate, interest rate, and equity price risks. The Company's primary objective in holding derivatives is to reduce the volatility of earnings and cash flows associated with changes in foreign currency exchange rates, interest rates, and equity prices. The Company's derivatives expose it to credit risk to the extent that the counterparties may be unable to meet the terms of the agreement. The Company does, however, seek to mitigate such risks by limiting its counterparties to major financial institutions. In addition, the potential risk of loss with any one counterparty resulting from this type of credit risk is monitored. Management does not expect material losses as a result of defaults by counterparties.

The fair values of the Company's derivative instruments and the line items on the Consolidated Balance Sheets to which they were recorded are summarized as follows (in millions):

	DERIVATIVE ASSETS			DERIVATIVE LIABILITIES
	Balance Sheet Line Item	July 31, 2010	July 25, 2009	Balance Sheet Line Item	July 31, 2010	July 25, 2009
Derivatives designated as hedging instruments:
Foreign currency derivatives	Other current assets	$82	$87	Other current liabilities	$7	$36
Interest rate derivatives	Other assets	72	—	Other long-term liabilities	—	—
Total		154	87		7	36
Derivatives not designated as hedging instruments:
Foreign currency derivatives	Other current assets	6	22	Other current liabilities	12	30
Equity derivatives	Other current assets	1	2	Other current liabilities	—	—
Equity derivatives	Other assets	2	2	Other long-term liabilities	—	—
Total		9	26		12	30
Total		$163	$113		$19	$66

The effects of the Company's cash flow hedging instruments on other comprehensive income (OCI) and the Consolidated Statements of Operations are summarized as follows (in millions):

	GAINS (LOSSES) RECOGNIZED IN OCI ON DERIVATIVES FOR THE YEARS ENDED (EFFECTIVE PORTION)		GAINS (LOSSES) RECLASSIFIED FROM AOCI INTO INCOME FOR THE YEARS ENDED (EFFECTIVE PORTION)
Derivatives Designated as Cash Flow Hedging Instruments	July 31, 2010	July 25, 2009	Line Item in Statements of Operations	July 31, 2010	July 25, 2009
Foreign currency derivatives	$33	$(116)	Operating expenses	$ (1)	$(95)
			Cost of sales-service	—	(13)
Interest rate derivatives	23	(42)	Interest expense	—	—
Other derivatives	—	(2)	Operating expenses	—	(2)
Total	$56	$(160)		$ (1)	$(110)

During the years ended July 31, 2010 and July 25, 2009, the amounts recognized in earnings on derivative instruments designated as cash flow hedges related to the ineffective portion were not material, and the Company did not exclude any component of the changes in fair value of the derivative instruments from the assessment of hedge effectiveness.

As of July 31, 2010, the Company estimates that approximately  $40 million of net derivative gains related to its cash flow hedges included in AOCI will be reclassified into earnings within the next 12 months.

The effect on the Consolidated Statements of Operations of derivative instruments designated as fair value hedges is summarized as follows (in millions):

		GAINS (LOSSES) FOR THE YEARS ENDED
Derivatives Designated as Fair Value Hedging Instruments	Line Item in Statements of Operations	July 31, 2010	July 25, 2009
Equity derivatives	Other income (loss), net	$ 3	$97
Interest rate derivatives	Other income (loss), net	—	(7)
Interest rate derivatives	Interest expense	72	—
Total		$75	$90

The effect on the Consolidated Statements of Operations of derivative instruments not designated as hedges is summarized as follows (in millions):

		GAINS (LOSSES) FOR THE YEARS ENDED
Derivatives not Designated as Hedging Instruments	Line Item in Statements of Operations	July 31, 2010	July 25, 2009
Foreign currency derivatives	Other income (loss), net	$(100)	$1
Equity derivatives	Operating expenses	18	(14)
Equity derivatives	Other income (loss), net	12	11
Total		$(70)	$(2)

(b) Foreign Currency Exchange Risk

The Company conducts business globally in numerous currencies. Therefore, it is exposed to adverse movements in foreign currency exchange rates. To limit the exposure related to foreign currency changes, the Company enters into foreign currency contracts. The Company does not enter into such contracts for trading purposes.

The Company hedges foreign currency forecasted transactions related to certain operating expenses and service cost of sales with currency options and forward contracts. These currency option and forward contracts, designated as cash flow hedges, generally have maturities of less than 18 months. The Company assesses effectiveness based on changes in total fair value of the derivatives. The effective portion of the derivative instrument's gain or loss is initially reported as a component of AOCI and subsequently reclassified into earnings when the hedged exposure affects earnings. The ineffective portion, if any, of the gain or loss is reported in earnings immediately. The Company did not discontinue any hedges during any of the periods presented because it was probable that the original forecasted transaction would not occur.

The Company enters into foreign exchange forward and option contracts to reduce the short-term effects of foreign currency fluctuations on assets and liabilities such as foreign currency receivables, including long-term customer financings, investments, and payables. These derivatives are not designated as hedging instruments. Gains and losses on the contracts are included in other income (loss), net, and substantially offset foreign exchange gains and losses from the remeasurement of intercompany balances or other current assets, investments, or liabilities denominated in currencies other than the functional currency of the reporting entity.

The Company hedges certain net investments in its foreign subsidiaries with forward contracts, which generally have maturities of up to six months. The Company recognized a loss of  $2 million in OCI for the effective portion of its net investment hedges for the year ended July 31, 2010. The Company's net investment hedges are not included in the preceding tables.

The notional amounts of the Company's foreign currency derivatives are summarized as follows (in millions):

	July 31, 2010	July 25, 2009
Cash flow hedging instruments	$2,611	$2,965
No hedge designation	4,619	4,423
Net investment hedging instruments	105	103
Total	$7,335	$7,491

(c) Interest Rate Risk

Interest Rate Derivatives, Investments  The Company's primary objective for holding fixed income securities is to achieve an appropriate investment return consistent with preserving principal and managing risk. To realize these objectives, the Company may utilize interest rate swaps or other derivatives designated as fair value or cash flow hedges. As of July 31, 2010 and July 25, 2009 the Company did not have any outstanding interest rate derivatives related to its fixed income securities.

Interest Rate Derivatives Designated as Cash Flow Hedge, Long-Term Debt  In fiscal 2010 and 2009, the Company entered into contracts related to interest rate derivatives designated as cash flow hedges, with an aggregate notional amount of  $3.7 billion and  $3.9 billion, respectively, to hedge against interest rate movements in connection with its anticipated issuance of senior notes in each of those fiscal years. These derivative instruments were settled in connection with the actual issuance of the senior notes. The effective portion of these hedges was recorded to AOCI, net of tax, and is being amortized to interest expense over the respective lives of the notes.

Interest Rate Derivatives Designated as Fair Value Hedge, Long-Term Debt  In fiscal 2010, the Company entered into interest rate swaps with a  $1.5 billion notional amount designated as fair value hedges of a portion of the 2016 Notes. Under these interest rate swaps, the Company receives fixed-rate interest payments and makes interest payments based on LIBOR plus a fixed number of basis points. The effect of these swaps is to convert fixed-rate interest expense on a portion of the 2016 Notes to a floating rate interest expense. The gains and losses related to changes in the fair value of the interest rate swaps are included in interest expense and substantially offset changes in the fair value of the hedged portion of the underlying hedged debt. The fair value of the interest rate swaps was  $72 million as of July 31, 2010 and was reflected in other assets. The Company did not have any interest rate swaps outstanding at July 25, 2009.

(d) Equity Price Risk

The Company may hold equity securities for strategic purposes or to diversify its overall investment portfolio. The publicly traded equity securities in the Company's portfolio are subject to price risk. To manage its exposure to changes in the fair value of certain equity securities, the Company may enter into equity derivatives that are designated as fair value or cash flow hedges. The changes in the value of the hedging instruments are included in other income (loss), net, and offset the change in the fair value of the underlying hedged investment. The Company did not have any equity derivatives outstanding at July 31, 2010 and July 25, 2009.

In addition, the Company periodically manages the risk of its investment portfolio by entering into equity derivatives that are not designated as accounting hedges. The changes in the fair value of these derivatives were also included in other income (loss), net. The Company is also exposed to variability in compensation charges related to certain deferred compensation obligations to employees. Although not designated as accounting hedges, the Company utilizes equity derivatives to economically hedge this exposure. As of July 31, 2010 and July 25, 2009, the notional amount of the derivative instruments used to hedge such liabilities was  $169 million and  $91 million, respectively.

(e) Credit-Risk-Related Contingent Features

Certain derivative instruments are executed under agreements that have provisions requiring the Company and counterparty to maintain a specified credit rating from certain credit rating agencies. If the Company's or counterparty's credit rating falls below a specified credit rating, either party has the right to request collateral on the derivatives' net liability position. Such provisions did not affect the Company's financial position as of July 31, 2010 and July 25, 2009.

Commitments and Contingencies	12 Months Ended
Jul. 31, 2010
Commitments and Contingencies

11. Commitments and Contingencies

(a) Operating Leases

The Company leases office space in several U.S. locations. Outside the United States, larger leased sites include sites in Australia, Belgium, China, Germany, India, Israel, Italy, Japan, Norway, and the United Kingdom. Rent expense totaled  $364 million,  $328 million, and  $291 million in fiscal 2010, 2009, and 2008, respectively. The Company also leases equipment and vehicles. Future minimum lease payments under all noncancelable operating leases with an initial term in excess of one year as of July 31, 2010 are as follows (in millions):

Fiscal Year	Amount
2011	$343
2012	243
2013	167
2014	119
2015	122
Thereafter	310
Total	$1,304

(b) Purchase Commitments with Contract Manufacturers and Suppliers

The Company purchases components from a variety of suppliers and uses several contract manufacturers to provide manufacturing services for its products. During the normal course of business, in order to manage manufacturing lead times and help ensure adequate component supply, the Company enters into agreements with contract manufacturers and suppliers that either allow them to procure inventory based upon criteria as defined by the Company or that establish the parameters defining the Company's requirements. A significant portion of the Company's reported purchase commitments arising from these agreements consists of firm, noncancelable, and unconditional commitments. In certain instances, these agreements allow the Company the option to cancel, reschedule, and adjust the Company's requirements based on its business needs prior to firm orders being placed. As of July 31, 2010 and July 25, 2009, the Company had total purchase commitments for inventory of  $4.319 billion and  $1.962 billion, respectively.

The Company records a liability for firm, noncancelable, and unconditional purchase commitments for quantities in excess of its future demand forecasts consistent with the valuation of the Company's excess and obsolete inventory. As of July 31, 2010 and July 25, 2009, the liability for these purchase commitments was  $135 million and  $175 million, respectively, and was included in other current liabilities.

(c) Other Commitments

In connection with the Company's business combinations and asset purchases, the Company has agreed to pay certain additional amounts contingent upon the achievement of certain agreed-upon-technology, development, product, or other milestones or the continued employment with the Company of certain employees of the acquired entities. The Company recognized such compensation expense of  $120 million,  $291 million, and  $340 million during fiscal 2010, 2009, and 2008, respectively. The largest component of such compensation expense during the fiscal years presented was related to milestone payments made to former noncontrolling interest holders of Nuova Systems, Inc. ("Nuova Systems"), the remaining interest of which the Company purchased in fiscal 2008. As of July 31, 2010, the Company estimated that future compensation expense and contingent consideration of up to  $205 million may be required to be recognized pursuant to these business combination and asset purchase agreements. The remaining potential compensation expense is primarily related to Nuova Systems.

The Company also has certain funding commitments, primarily related to its investments in privately held companies and venture funds, some of which are based on the achievement of certain agreed-upon milestones, and some of which are required to be funded on demand. The funding commitments were  $279 million and  $313 million as of July 31, 2010 and July 25, 2009, respectively.

(d) Variable Interest Entities

In the ordinary course of business, the Company has investments in privately held companies and provides financing to certain customers. These privately held companies and customers may be considered to be variable interest entities. The Company has evaluated its investments in these privately held companies and its customer financings and has determined that there were no significant unconsolidated variable interest entities as of July 31, 2010.

(e) Product Warranties and Guarantees

The following table summarizes the activity related to the product warranty liability during fiscal 2010 and 2009 (in millions):

	July 31, 2010	July 25, 2009
Balance at beginning of fiscal year	$321	$399
Provision for warranties issued	469	374
Payments	(437)	(452)
Fair value of warranty liability acquired	7	—
Balance at end of fiscal year	$360	$321

The Company accrues for warranty costs as part of its cost of sales based on associated material product costs, labor costs for technical support staff, and associated overhead. The Company's products are generally covered by a warranty for periods ranging from 90 days to five years, and for some products the Company provides a limited lifetime warranty.

In the normal course of business, the Company indemnifies other parties, including customers, lessors, and parties to other transactions with the Company, with respect to certain matters. The Company has agreed to hold the other parties harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties. These agreements may limit the time within which an indemnification claim can be made and the amount of the claim. In addition, the Company has entered into indemnification agreements with its officers and directors, and the Company's bylaws contain similar indemnification obligations to the Company's agents. It is not possible to determine the maximum potential amount under these indemnification agreements due to the Company's limited history with prior indemnification claims and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the Company under these agreements have not had a material effect on the Company's operating results, financial position, or cash flows.

The Company also provides financing guarantees, which are generally for various third-party financing arrangements to channel partners and other end-user customers. See Note 6. The Company's other guarantee arrangements as of July 31, 2010 that are subject to recognition and disclosure requirements were not material.

(f) Legal Proceedings

Brazilian authorities have investigated the Company's Brazilian subsidiary and certain of its current and former employees, as well as a Brazilian importer of the Company's products, and its affiliates and employees, relating to alleged evasion of import taxes and alleged improper transactions involving the subsidiary and the importer. Brazilian authorities have assessed claims against the Company's Brazilian subsidiary based on a theory of joint liability with the Brazilian importer for import taxes and related penalties. The claims are for calendar years 2003 through 2007 and aggregate to approximately  $190 million for the alleged evasion of import taxes,  $85 million for interest, and approximately  $1.6 billion for various penalties, all determined using an exchange rate as of July 31, 2010. The Company has completed a thorough review of the matter and believes the asserted tax claims against it are without merit, and the Company intends to defend the claims vigorously. While the Company believes there is no legal basis for its alleged liability, due to the complexities and uncertainty surrounding the judicial process in Brazil and the nature of the claims asserting joint liability with the importer, the Company is unable to determine the likelihood of an unfavorable outcome against it and is unable to reasonably estimate a range of loss, if any. The Company does not expect a final judicial determination for several years.

The Company has investigated the alleged improper transactions referred to above. The Company communicated with United States authorities to provide information and report on its findings and the United States authorities have investigated such allegations.

The Company and other defendants were subject to patent claims asserted by Network-1 Security Solutions, Inc. on February 7, 2008 in the Federal District Court for the Eastern District of Texas. Network-1 alleged that various Cisco products implement a method for remotely powering equipment that infringes United States Patent No. 6,218,930. Network-1 sought monetary damages. The trial on these claims began on July 12, 2010. During trial, the Company and Network-1 settled the dispute on terms that are not material to the Company, and the lawsuit was dismissed with prejudice on August 6, 2010.

In addition, the Company is subject to legal proceedings, claims, and litigation arising in the ordinary course of business, including intellectual property litigation. While the outcome of these matters is currently not determinable, the Company does not expect that the ultimate costs to resolve these matters will have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Shareholders' Equity	12 Months Ended
Jul. 31, 2010
Shareholders' Equity

12. Shareholders' Equity

(a) Stock Repurchase Program

In September 2001, the Company's Board of Directors authorized a stock repurchase program. As of July 31, 2010, the Company's Board of Directors had authorized an aggregate repurchase of up to  $72 billion of common stock under this program and the remaining authorized repurchase amount was  $7.0 billion with no termination date. A summary of the stock repurchase activity under the stock repurchase program, reported based on the trade date, is summarized as follows (in millions, except per-share amounts):

	Shares Repurchased	Weighted- Average Price per Share	Amount Repurchased
Cumulative balance at July 26, 2008	2,600	$20.60	$53,579
Repurchase of common stock under the stock repurchase program	202	17.89	3,600
Cumulative balance at July 25, 2009	2,802	$20.41	$57,179
Repurchase of common stock under the stock repurchase program	325	24.02	7,803
Cumulative balance at July 31, 2010	3,127	$20.78	$64,982

The purchase price for the shares of the Company's stock repurchased is reflected as a reduction to shareholders' equity. The Company is required to allocate the purchase price of the repurchased shares as (i) a reduction to retained earnings until retained earnings are zero and then as an increase to accumulated deficit and (ii) a reduction of common stock and additional paid-in capital. Issuance of common stock and the tax benefit related to employee stock incentive plans are recorded as an increase to common stock and additional paid-in capital.

(b) Other Repurchases of Common Stock

For the years ended July 31, 2010 and July 25, 2009, the Company repurchased approximately 5.6 million and 1.1 million shares, respectively, in settlement of employee tax withholding obligations due upon the vesting of restricted stock or stock units.

(c) Preferred Stock

Under the terms of the Company's Articles of Incorporation, the Board of Directors may determine the rights, preferences, and terms of the Company's authorized but unissued shares of preferred stock.

(d) Comprehensive Income

The components of comprehensive income, net of tax, are as follows (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net income	$7,767	$6,134	$8,052
Net change in unrealized gains/losses on available-for-sale investments:
Change in net unrealized gains (losses), net of tax effects of $199, $(33), and $17, respectively	334	(71)	57
Net unrealized (gains) losses reclassified into earnings, net of tax effects of $17, $10, and $30, respectively	(151)	33	(79)
Net change in unrealized gains/losses on derivative instruments:
Change in derivative instruments, net of tax effects of $9, $(16), and $0, respectively	46	(141)	60
Net unrealized (gains) losses reclassified into earnings, net of tax effects	2	108	(60)
Net change in cumulative translation adjustment and other, net of tax effects	(55)	(192)	227
Comprehensive income	7,943	5,871	8,257
Comprehensive loss (income) attributable to noncontrolling interests	12	19	(39)
Comprehensive income attributable to Cisco Systems, Inc.	$7,955	$5,890	$8,218

The components of AOCI, net of tax, are summarized as follows (in millions):

	July 31, 2010	July 25, 2009	July 26, 2008
Net unrealized gains on investments	$333	$138	$206
Net unrealized gains (losses) on derivative instruments	27	(21)	12
Cumulative translation adjustment and other	263	318	510
Total	$623	$435	$728

Employee Benefit Plans	12 Months Ended
Jul. 25, 2009
Employee Benefit Plans

13. Employee Benefit Plans

(a) Employee Stock Purchase Plan

The Company has an Employee Stock Purchase Plan, which includes its subplan, the International Employee Stock Purchase Plan (together, the "Purchase Plan"), under which 471.4 million shares of the Company's common stock have been reserved for issuance as of July 31, 2010. Effective July 1, 2009, eligible employees are offered shares through a 24-month offering period, which consists of four consecutive 6-month purchase periods. Employees may purchase a limited number of shares of the Company's stock at a discount of up to 15% of the lesser of the market value at the beginning of the offering period or the end of each 6-month purchase period. Prior to July 1, 2009 the offering period was six months. The Purchase Plan is scheduled to terminate on January 3, 2020. The Company issued 27 million, 28 million, and 19 million shares under the Purchase Plan in fiscal 2010, 2009, and 2008, respectively. As of July 31, 2010, 156 million shares were available for issuance under the Purchase Plan.

(b) Employee Stock Incentive Plans

Stock Incentive Plan Program Description  As of July 31, 2010, the Company had five stock incentive plans: the 2005 Stock Incentive Plan (the "2005 Plan"); the 1996 Stock Incentive Plan (the "1996 Plan"); the 1997 Supplemental Stock Incentive Plan (the "Supplemental Plan"); the Cisco Systems, Inc. SA Acquisition Long-Term Incentive Plan (the "SA Acquisition Plan"); and the Cisco Systems, Inc. WebEx Acquisition Long-Term Incentive Plan (the "WebEx Acquisition Plan"). In addition, the Company has, in connection with the acquisitions of various companies, assumed the share-based awards granted under stock incentive plans of the acquired companies or issued share-based awards in replacement thereof. Share-based awards are designed to reward employees for their long-term contributions to the Company and provide incentives for them to remain with the Company. The number and frequency of share-based awards are based on competitive practices, operating results of the Company, government regulations, and other factors. Since the inception of the stock incentive plans, the Company has granted share-based awards to a significant percentage of its employees, and the majority has been granted to employees below the vice president level. The Company's primary stock incentive plans are summarized as follows:

2005 Plan  As amended on November 15, 2007, the maximum number of shares issuable under the 2005 Plan over its term is 559 million shares plus the amount of any shares underlying awards outstanding on November 15, 2007 under the 1996 Plan, the SA Acquisition Plan, and the WebEx Acquisition Plan that are forfeited or are terminated for any other reason before being exercised or settled. If any awards granted under the 2005 Plan are forfeited or are terminated for any other reason before being exercised or settled, then the shares underlying the awards will again be available under the 2005 Plan.

Prior to November 12, 2009, the number of shares available for issuance under the 2005 Plan was reduced by 2.5 shares for each share awarded as a stock grant or stock unit. Pursuant to an amendment approved by the Company's shareholders on November 12, 2009, following that amendment the number of shares available for issuance under the 2005 Plan is reduced by 1.5 shares for each share awarded as a stock grant or a stock unit, and any shares underlying awards outstanding under the 1996 Plan, the SA Acquisition Plan, and the WebEx Acquisition Plan that expire unexercised at the end of their maximum terms become available for reissuance under the 2005 Plan. The 2005 Plan permits the granting of stock options, stock, stock units, and stock appreciation rights to employees (including employee directors and officers), consultants of the Company and its subsidiaries and affiliates, and non-employee directors of the Company. Stock options and stock appreciation rights granted under the 2005 Plan have an exercise price of at least 100% of the fair market value of the underlying stock on the grant date and prior to November 12, 2009 have an expiration date no later than nine years from the grant date. The expiration date for stock options and stock appreciation rights granted subsequent to the amendment approved on November 12, 2009 shall be no later than ten years from the grant date. The stock options will generally become exercisable for 20% or 25% of the option shares one year from the date of grant and then ratably over the following 48 or 36 months, respectively. Stock grants and stock units will generally vest with respect to 20% or 25% of the shares covered by the grant on each of the first through fifth or fourth anniversaries of the date of the grant, respectively. The Compensation and Management Development Committee of the Board of Directors has the discretion to use different vesting schedules. Stock appreciation rights may be awarded in combination with stock options or stock grants, and such awards shall provide that the stock appreciation rights will not be exercisable unless the related stock options or stock grants are forfeited. Stock grants may be awarded in combination with non-statutory stock options, and such awards may provide that the stock grants will be forfeited in the event that the related non-statutory stock options are exercised.

1996 Plan  The 1996 Plan expired on December 31, 2006, and the Company can no longer make equity awards under the 1996 Plan. The maximum number of shares issuable over the term of the 1996 Plan was 2.5 billion shares. Stock options granted under the 1996 Plan have an exercise price of at least 100% of the fair market value of the underlying stock on the grant date and expire no later than nine years from the grant date. The stock options generally become exercisable for 20% or 25% of the option shares one year from the date of grant and then ratably over the following 48 or 36 months, respectively. Certain other grants have utilized a 60-month ratable vesting schedule. In addition, the Board of Directors, or other committees administering the plan, has the discretion to use a different vesting schedule and have done so from time to time.

Supplemental Plan  The Supplemental Plan expired on December 31, 2007, and the Company can no longer make equity awards under the Supplemental Plan. Officers and members of the Company's Board of Directors were not eligible to participate in the Supplemental Plan. Nine million shares were reserved for issuance under the Supplemental Plan.

Acquisition Plans   In connection with the Company's acquisitions of Scientific-Atlanta, Inc. ("Scientific-Atlanta") and WebEx Communications, Inc. ("WebEx"), the Company adopted the SA Acquisition Plan and the WebEx Acquisition Plan, respectively, each effective upon completion of the applicable acquisition. These plans constitute assumptions, amendments, restatements, and renamings of the 2003 Long-Term Incentive Plan of Scientific-Atlanta and the WebEx Communications, Inc. Amended and Restated 2000 Stock Incentive Plan, respectively. The plans permit the grant of stock options, stock, stock units, and stock appreciation rights to certain employees of the Company and its subsidiaries and affiliates who had been employed by Scientific-Atlanta or its subsidiaries or WebEx or its subsidiaries, as applicable. As a result of the shareholder approval of the amendment and extension of the 2005 Plan, as of November 15, 2007, the Company will no longer make stock option grants or direct share issuances under either the SA Acquisition Plan or the WebEx Acquisition Plan.

General Share-Based Award Information

Stock Option Awards   A summary of the stock option activity is as follows (in millions, except per-share amounts):

	STOCK OPTIONS OUTSTANDING
	Number Outstanding	Weighted- Average Exercise Price per Share
BALANCE AT JULY 28, 2007	1,289	$26.60
Granted and assumed	159	31.12
Exercised(1)	(146)	18.50
Canceled/forfeited/expired	(103)	30.74
BALANCE AT JULY 26, 2008	1,199	27.83
Granted and assumed	14	19.01
Exercised(1)	(33)	14.67
Canceled/forfeited/expired	(176)	49.79
BALANCE AT JULY 25, 2009	1,004	24.29
Granted and assumed	15	13.23
Exercised(1)	(158)	17.88
Canceled/forfeited/expired	(129)	47.31
BALANCE AT JULY 31, 2010	732	$21.39

(1) The total pretax intrinsic value of stock options exercised during fiscal 2010, 2009, and 2008 was  $1.0 billion,  $158 million, and  $1.6 billion, respectively.

The following table summarizes significant ranges of outstanding and exercisable stock options as of July 31, 2010 (in millions, except years and share prices):

	STOCK OPTIONS OUTSTANDING				STOCK OPTIONS EXERCISABLE
Range of Exercise Prices	Number Outstanding	Weighted- Average Remaining Contractual Life (in Years)	Weighted- Average Exercise Price per Share	Aggregate Intrinsic Value	Number Exercisable	Weighted- Average Exercise Price per Share	Aggregate Intrinsic Value
$ 0.01 – 15.00	71	2.50	$10.62	$884	65	$10.87	$782
15.01 – 18.00	137	3.18	17.36	782	129	17.34	741
18.01 – 20.00	177	2.90	19.29	669	173	19.29	654
20.01 – 25.00	188	4.26	22.48	125	146	22.40	109
25.01 – 35.00	158	6.02	30.63	—	92	30.56	—
35.01 – 70.00	1	0.61	54.22	—	1	54.22	—
Total	732	3.94	$21.39	$2,460	606	$20.51	$2,286

The aggregate intrinsic value in the preceding table represents the total pretax intrinsic value, based on the Company's closing stock price of  $23.07 as of July 30, 2010, which would have been received by the option holders had those option holders exercised their stock options as of that date. The total number of in-the-money stock options exercisable as of July 31, 2010 was 500 million. As of July 25, 2009, 768 million outstanding stock options were exercisable and the weighted-average exercise price was  $24.16.

Restricted Stock and Stock Unit Awards  A summary of the restricted stock and stock unit activity is as follows (in millions, except per-share amounts):

	Restricted Stock/ Stock Units	Weighted-Average Grant Date Price per Share	Aggregated Fair Market Value
BALANCE AT JULY 28, 2007	11	$22.52
Granted and assumed	4	27.29
Vested	(4)	22.49	$83
Canceled/forfeited	(1)	24.24
BALANCE AT JULY 26, 2008	10	$24.27
Granted and assumed	57	20.90
Vested	(4)	23.56	$69
Canceled/forfeited	(1)	22.76
BALANCE AT JULY 25, 2009	62	$21.25
Granted and assumed	54	23.40
Vested	(16)	21.56	$378
Canceled/forfeited	(3)	22.40
BALANCE AT JULY 31, 2010	97	$22.35

Share-Based Awards Available for Grant  A summary of share-based awards available for grant is as follows (in millions):

Share-Based Awards Available for Grant
BALANCE AT JULY 28, 2007	294
Options granted and assumed	(159)
Restricted stock, stock units, and other share-based awards granted and assumed	(11)
Share-based awards canceled/forfeited/expired	27
Additional shares reserved	211
BALANCE AT JULY 26, 2008	362
Options granted and assumed	(14)
Restricted stock, stock units, and other share-based awards granted and assumed	(140)
Share-based awards canceled/forfeited/expired	38
Additional shares reserved	7
BALANCE AT JULY 25, 2009	253
Options granted and assumed	(15)
Restricted stock, stock units, and other share-based awards granted and assumed	(81)
Share-based awards canceled/forfeited/expired	123
Additional shares reserved	15
BALANCE AT JULY 31, 2010	295

As reflected in the preceding table, for each share awarded as restricted stock or subject to a restricted stock unit award under the 2005 Plan, beginning November 15, 2007 and prior to November 12, 2009, an equivalent of 2.5 shares was deducted from the available share-based award balance. Effective as of November 12, 2009, the equivalent number of shares was revised to 1.5 shares for each share awarded as restricted stock or subject to a restricted stock unit award under the 2005 Plan beginning on this date.

Expense and Valuation Information for Share-Based Awards

Share-Based Compensation Expense

Share-based compensation expense consists primarily of expenses for stock options, stock purchase rights, restricted stock, and restricted stock units granted to employees. The following table summarizes share-based compensation expense (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Cost of sales—product	$57	$46	$40
Cost of sales—service	164	128	108
Share-based compensation expense in cost of sales	221	174	148
Research and development	450	382	339
Sales and marketing	536	441	438
General and administrative	310	234	187
Share-based compensation expense in operating expenses	1,296	1,057	964
Total share-based compensation expense	$1,517	$1,231	$1,112

As of July 31, 2010, the total compensation cost related to unvested share-based awards not yet recognized was  $3.3 billion, which is expected to be recognized over approximately 2.5 years on a weighted-average basis. The income tax benefit for share-based compensation expense was  $415 million,  $317 million, and  $362 million for fiscal 2010, 2009, and 2008, respectively.

Valuation of Employee Stock Options and Employee Stock Purchase Rights

The assumptions related to and the valuation of employee stock options and employee stock purchase rights are summarized as follows:

	EMPLOYEE STOCK OPTIONS			EMPLOYEE STOCK PURCHASE RIGHTS
Years Ended	July 31, 2010	July 25, 2009	July 26, 2008	July 31, 2010	July 25, 2009	July 26, 2008
Number of options granted (in millions)	4	9	151	N/A	N/A	N/A
Weighted-average assumptions:
Expected volatility	30.5%	36.0%	31.0%	30.9%	36.4%	32.6%
Risk-free interest rate	2.3%	3.0%	4.3%	0.5%	0.6%	2.7%
Expected dividend	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Kurtosis	4.1	4.5	4.6	N/A	N/A	N/A
Skewness	0.20	(0.19)	(0.80)	N/A	N/A	N/A
Weighted-average expected life (in years)	5.1	5.9	6.3	1.3	1.1	0.5
Weighted-average estimated grant date fair value (per option /per share)	$6.50	$6.60	$9.60	$6.53	$5.46	$6.12

The Company estimates the value of employee stock options on the date of grant using a lattice-binomial model and estimates the value of employee stock purchase rights on the date of grant using the Black-Scholes model. The lattice-binomial model is more capable of incorporating the features of the Company's employee stock options, such as the vesting provisions and various restrictions including restrictions on transfer and hedging, among others, and the options are often exercised prior to their contractual maturity. The use of the lattice-binomial model also requires extensive actual employee exercise behavior data for the relative probability estimation purpose, and a number of complex assumptions as presented in the preceding table. The probability estimation of the employees' exercise behavior is assumed to be a function of two variables: an option's remaining vested life and the extent to which the option is in-the-money. Both of these two variables are based on the entire history of exercises and cancellations on all past option grants made by the Company.

The determination of the fair value of employee stock options and employee stock purchase rights on the date of grant is impacted by the Company's stock price as well as assumptions regarding a number of highly complex and subjective variables. The weighted-average assumptions were determined as follows:

•

For employee stock options, the Company used the implied volatility for two-year traded options on the Company's stock as the expected volatility assumption required in the lattice-binomial model. For employee stock purchase rights, the Company used the implied volatility for traded options (with contract terms corresponding to the expected life of the employee stock purchase rights) on the Company's stock in the Black-Scholes model. The selection of the implied volatility approach was based upon the availability of actively traded options on the Company's stock and the Company's assessment that implied volatility is more representative of future stock price trends than historical volatility.

•	The risk-free interest rate assumption is based upon observed interest rates appropriate for the term of the Company's employee stock options and employee stock purchase rights.

•	The dividend yield assumption is based on the history and expectation of dividend payouts at the grant date.

•

The estimated kurtosis and skewness are technical measures of the distribution of stock price returns, which affect expected employee stock option exercise behaviors, and are based on the Company's stock price return history as well as consideration of various academic analyses.

The expected life of employee stock options represents the weighted-average period the stock options are expected to remain outstanding and is a derived output of the lattice-binomial model. The expected life of employee stock options is impacted by all of the underlying assumptions and calibration of the Company's model. The lattice-binomial model assumes that employees' exercise behavior is a function of the option's remaining vested life and the extent to which the option is in-the-money. The lattice-binomial model estimates the probability of exercise as a function of these two variables based on the entire history of exercises and cancellations on all past option grants made by the Company. The Company measures the fair value of restricted stock and restricted stock units as if the awards were vested and issued on the grant date.

Accuracy of Fair Value Estimates  The Company uses third-party analyses to assist in developing the assumptions used in, as well as calibrating, its lattice-binomial and Black-Scholes models. The Company is responsible for determining the assumptions used in estimating the fair value of its share-based payment awards. The Company's determination of the fair value of share-based payment awards is affected by assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the Company's expected stock price volatility over the term of the awards and actual and projected employee stock option exercise behaviors. Option-pricing models were developed for use in estimating the value of traded options that have no vesting or hedging restrictions and are fully transferable. Because the Company's employee stock options have certain characteristics that are significantly different from traded options, and because changes in the subjective assumptions can materially affect the estimated value, in management's opinion, the existing valuation models may not provide an accurate measure of the fair value or be indicative of the fair value that would be observed in a willing buyer/willing seller market for the Company's employee stock options.

(c) Employee 401(k) Plans

The Company sponsors the Cisco Systems, Inc. 401(k) Plan (the "Plan") to provide retirement benefits for its employees. As allowed under Section 401(k) of the Internal Revenue Code, the Plan provides for tax-deferred salary contributions for eligible employees. Effective January 1, 2009, the Plan allows employees to contribute from 1% to 75% of their annual compensation to the Plan on a pretax and after-tax basis. Employee contributions are limited to a maximum annual amount as set periodically by the Internal Revenue Code. Effective January 1, 2009, the Company matches pretax employee contributions up to 100% of the first 4.5% of eligible earnings that are contributed by employees. Therefore, the maximum matching contribution that the Company may allocate to each participant's account will not exceed  $11,025 for the 2010 calendar year due to the  $245,000 annual limit on eligible earnings imposed by the Internal Revenue Code. All matching contributions vest immediately. The Company's matching contributions to the Plan totaled  $210 million,  $202 million, and  $171 million in fiscal 2010, 2009, and 2008, respectively.

The Plan allows employees who meet the age requirements and reach the Plan contribution limits to make a catch-up contribution not to exceed the lesser of 75% of their eligible compensation or the limit set forth in the Internal Revenue Code. The catch-up contributions are not eligible for matching contributions. In addition, the Plan provides for discretionary profit-sharing contributions as determined by the Board of Directors. Such contributions to the Plan are allocated among eligible participants in the proportion of their salaries to the total salaries of all participants. There were no discretionary profit-sharing contributions made in fiscal 2010, 2009, or 2008.

The Company also sponsors other 401(k) plans that arose from acquisitions of other companies. The Company's contributions to these plans were not material to the Company on either an individual or aggregate basis for any of the fiscal years presented.

(d) Deferred Compensation Plans

The Cisco Systems, Inc. Deferred Compensation Plan (the "Deferred Compensation Plan"), a nonqualified deferred compensation plan, became effective in 2007. As required by applicable law, participation in the Deferred Compensation Plan is limited to a select group of the Company's management employees. Under the Deferred Compensation Plan, which is an unfunded and unsecured deferred compensation arrangement, a participant may elect to defer base salary, bonus, and/or commissions, pursuant to such rules as may be established by the Company, up to the maximum percentages for each deferral election as described in the plan. The Company may also, at its discretion, make a matching contribution to the employee under the Deferred Compensation Plan. A matching contribution equal to 4.5% of eligible compensation in excess of the Internal Revenue Code limit for qualified plans for calendar year 2010 that is deferred by participants under the Deferred Compensation Plan, with a  $1.5 million cap on eligible compensation, will be made to eligible participants' accounts at the end of calendar year 2010. The deferred compensation liability under the Deferred Compensation Plan, together with a deferred compensation plan assumed from Scientific-Atlanta, was approximately  $280 million and  $220 million as of July 31, 2010 and July 25, 2009, respectively, and was recorded primarily in other long-term liabilities.

Income Taxes	12 Months Ended
Jul. 25, 2009
Income Taxes

14. Income Taxes

(a) Provision for Income Taxes

The provision for income taxes consists of the following (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Federal:
Current	$1,469	$1,615	$2,384
Deferred	(435)	(397)	(693)
	1,034	1,218	1,691
State:
Current	186	132	173
Deferred	—	(30)	(62)
	186	102	111
Foreign:
Current	470	386	418
Deferred	(42)	(147)	(17)
	428	239	401
Total	$1,648	$1,559	$2,203

Income before provision for income taxes consists of the following (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
United States	$1,102	$1,650	$3,044
International	8,313	6,043	7,211
Total	$9,415	$7,693	$10,255

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes consists of the following:

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Federal statutory rate	35.0%	35.0%	35.0%
Effect of:
State taxes, net of federal tax benefit	1.4	1.3	0.9
Foreign income at other than U.S. rates	(19.3)	(18.9)	(16.1)
Tax credits	(0.5)	(2.4)	(0.8)
Tax audit settlement	—	—	(1.6)
Transfer pricing adjustment related to share-based compensation	(1.7)	2.3	—
Nondeductible compensation	2.0	2.6	1.8
International realignment	—	—	2.2
Other, net	0.6	0.4	0.1
Total	17.5%	20.3%	21.5%

During fiscal 2010, the U.S. Court of Appeals for the Ninth Circuit (the "Ninth Circuit") withdrew its prior holding and reaffirmed the 2005 U.S. Tax Court ruling in Xilinx, Inc. v. Commissioner. This final decision impacted the tax treatment of share-based compensation expenses for the purpose of determining intangible development costs under a company's research and development cost sharing arrangement. While the Company was not a named party to the case, this decision resulted in a change in the Company's tax benefits recognized in its financial statements. As a result of the decision, the Company recognized tax benefits of  $158 million as a reduction to the provision for income taxes, or an impact of 1.7 percentage points as presented under the caption of "Transfer pricing adjustment related to share-based compensation" in the preceding table. In addition, an increase was recorded to additional paid-in capital for  $566 million. The fiscal 2010 tax benefits above effectively reverse the related charges that the Company incurred during fiscal 2009.

The tax provision in fiscal 2009 included a net tax benefit of  $106 million, related to the R&D tax credit for fiscal 2008, as a result of the Tax Extenders and Alternative Minimum Tax Relief Act of 2008 which reinstated the U.S. federal R&D tax credit retroactive to January 1, 2008. The tax provision in fiscal 2008 included tax expense of  $229 million related to the intercompany realignment of certain of the Company's foreign operations and a net tax benefit of  $162 million related to a settlement of certain tax matters with the IRS.

U.S. income taxes and foreign withholding taxes associated with the repatriation of earnings of foreign subsidiaries were not provided for on a cumulative total of  $31.6 billion of undistributed earnings for certain foreign subsidiaries as of the end of fiscal 2010. The Company intends to reinvest these earnings indefinitely in its foreign subsidiaries. If these earnings were distributed to the United States in the form of dividends or otherwise, or if the shares of the relevant foreign subsidiaries were sold or otherwise transferred, the Company would be subject to additional U.S. income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. Determination of the amount of unrecognized deferred income tax liability related to these earnings is not practicable.

As a result of certain employment and capital investment actions, the Company's income in certain foreign countries is subject to reduced tax rates and in some cases is wholly exempt from taxes. A portion of these tax incentives will expire at the end of fiscal 2015 and the majority of the remaining balance will expire at the end of fiscal 2025. As of the end of the respective fiscal years, the gross income tax benefits attributable to these tax incentives were estimated to be  $1.7 billion ( $0.30 per diluted share) in fiscal 2010,  $1.3 billion ( $0.22 per diluted share) in fiscal 2009, and  $1.6 billion ( $0.26 per diluted share) in fiscal 2008. These gross income tax benefits for the respective years were partially offset by accruals of U.S. income taxes on undistributed earnings.

(b) Unrecognized Tax Benefits

The aggregate changes in the balance of gross unrecognized tax benefits were as follows (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Beginning balance(1)	$2,816	$2,505	$3,331
Additions based on tax positions related to the current year	246	190	488
Additions for tax positions of prior years	60	307	147
Reductions for tax positions of prior years	(250)	(17)	(466)
Settlements	(140)	(109)	(951)
Lapse of statute of limitations	(55)	(60)	(44)
Ending Balance	$2,677	$2,816	$2,505

(1)The beginning balance of the unrecognized tax benefits for the year ended July 26, 2008 included a cumulative effect of a change in accounting principle for  $451 million.

As of July 31, 2010,  $2.3 billion of the unrecognized tax benefits would affect the effective tax rate if realized. During fiscal 2010, the Company recognized  $167 million of net interest income and  $5 million of penalties. During 2009, the Company recognized  $158 million of net interest expense and  $5 million of penalties. The Company's total accrual for interest and penalties was  $167 million and  $329 million as of the end of fiscal 2010 and 2009, respectively. The Company is no longer subject to U.S. federal income tax audit for returns covering tax years through fiscal 2001. With limited exceptions, the Company is no longer subject to state and local or foreign income tax audits for returns covering tax years through fiscal 1997.

During fiscal 2010, the Ninth Circuit withdrew its prior holding and reaffirmed the 2005 U.S. Tax Court ruling in Xilinx, Inc. v. Commissioner. As a result of this final decision, the Company decreased the amount of gross unrecognized tax benefits by approximately  $220 million and decreased the amount of accrued interest by  $218 million.

During fiscal 2009, the Company increased the amount of unrecognized tax benefits by approximately  $214 million and increased the amount of accrued interest by  $197 million as a result of the Ninth Circuit's initial decision.

During fiscal 2008, the Company and the IRS agreed to a settlement with respect to certain tax issues related to U.S. income inclusions arising from the Company's international operations for fiscal years ended July 27, 2002 through July 29, 2006. As a result of the settlement, the Company reduced the amount of gross unrecognized tax benefits by approximately  $1.0 billion. The Company also reduced the amount of accrued interest by  $39 million. In addition, the IRS has proposed other adjustments that are not covered under the settlement agreement related to fiscal years ended July 27, 2002 through July 31, 2004. The Company timely filed a protest with IRS Appeals on these proposed adjustments. The Company believes that adequate amounts have been reserved for any adjustments that may ultimately result from these examinations.

Although timing of the resolution of audits is highly uncertain, the Company does not believe it is reasonably possible that the total amount of unrecognized tax benefits as of July 31, 2010 will materially change in the next 12 months.

(c) Deferred Tax Assets and Liabilities

The following table presents the breakdown between current and noncurrent net deferred tax assets (in millions):

	July 31, 2010	July 25, 2009
Deferred tax assets—current	$2,126	$2,320
Deferred tax liabilities—current	(87)	(12)
Deferred tax assets—noncurrent	2,079	2,122
Deferred tax liabilities—noncurrent	(276)	(57)
Total net deferred tax assets	$3,842	$4,373

The components of the deferred tax assets and liabilities are as follows (in millions):

	July 31, 2010	July 25, 2009
ASSETS
Allowance for doubtful accounts and returns	$248	$300
Sales-type and direct-financing leases	224	226
Inventory write-downs and capitalization	176	238
Investment provisions	329	333
IPR&D, goodwill, and purchased intangible assets	191	222
Deferred revenue	1,752	1,475
Credits and net operating loss carryforwards	752	817
Share-based compensation expense	970	809
Accrued compensation	339	405
Other	517	600
Gross deferred tax assets	5,498	5,425
Valuation allowance	(76)	(66)
Total deferred tax assets	5,422	5,359
LIABILITIES
Purchased intangible assets	(1,224)	(639)
Depreciation	(120)	(288)
Unrealized gains on investments	(185)	(12)
Other	(51)	(47)
Total deferred tax liabilities	(1,580)	(986)
Total net deferred tax assets	$3,842	$4,373

As of July 31, 2010, the Company's federal, state, and foreign net operating loss carryforwards for income tax purposes were  $325 million,  $1.6 billion, and  $252 million, respectively. If not utilized, the federal net operating loss carryforwards will begin to expire in fiscal 2019, the state net operating loss carryforwards will begin to expire in fiscal 2011, and the foreign net operating loss carryforwards will begin to expire in fiscal 2012. As of July 31, 2010, the Company's federal and state tax credit carryforwards for income tax purposes were approximately  $8 million and  $584 million, respectively. If not utilized, the federal and state tax credit carryforwards will begin to expire in fiscal 2011.

Segment Information and Major Customers	12 Months Ended
Jul. 25, 2009
Segment Information and Major Customers

15. Segment Information and Major Customers

The Company designs, manufactures, and sells Internet Protocol (IP)-based networking and other products related to the communications and IT industry and provides services associated with these products and their use. Cisco products include routers, switches, advanced technologies, and other products. These products, primarily integrated by Cisco IOS Software, link geographically dispersed local-area networks (LANs), metropolitan-area networks (MANs) and wide-area networks (WANs).

(a) Net Sales and Gross Margin by Theater

The Company conducts business globally and is primarily managed on a geographic basis. The Company's management makes financial decisions and allocates resources based on the information it receives from its internal management system. Sales are attributed to a geographic theater based on the ordering location of the customer.

The Company does not allocate research and development, sales and marketing, or general and administrative expenses to its geographic theaters in this internal management system because management does not include the information in its measurement of the performance of the operating segments. In addition, the Company does not allocate amortization of acquisition-related intangible assets, share-based compensation expense, charges related to asset impairments and restructurings, and certain other charges to the gross margin for each theater because management does not include this information in its measurement of the performance of the operating segments.

Summarized financial information by theater for fiscal 2010, 2009, and 2008, based on the Company's internal management system and as utilized by the Company's Chief Operating Decision Maker (CODM), is as follows (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net sales:
United States and Canada(1)	$21,740	$19,345	$21,242
European Markets	8,048	7,683	8,123
Emerging Markets	4,367	3,999	4,530
Asia Pacific	4,359	3,718	4,276
Japan	1,526	1,372	1,369
Total	$40,040	$36,117	$39,540
Gross margin:
United States and Canada	$14,077	$12,711	$13,917
European Markets	5,421	5,106	5,331
Emerging Markets	2,807	2,428	2,788
Asia Pacific	2,713	2,293	2,751
Japan	1,101	948	940
Theater total	26,119	23,486	25,727
Unallocated corporate items(2)	(476)	(392)	(381)
Total	$25,643	$23,094	$25,346

(1) Net sales in the United States were  $20.4 billion,  $18.2 billion, and  $20.1 billion for fiscal 2010, 2009, and 2008, respectively.

(2) The unallocated corporate items include the effects of amortization of acquisition-related intangible assets; share-based compensation expense; and, for the year ended July 25, 2009, it also includes charges related to asset impairments and restructurings.

Certain reclassifications have been made to amounts for prior years to conform to the current year's presentation.

(b) Net Sales for Groups of Similar Products and Services

The following table presents net sales for groups of similar products and services (in millions):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net sales:
Routers	$6,574	$6,311	$7,940
Switches	13,568	12,119	13,538
Advanced technologies	9,639	9,093	9,446
Other	2,639	1,608	2,175
Product	32,420	29,131	33,099
Service	7,620	6,986	6,441
Total	$40,040	$36,117	$39,540

Certain reclassifications have been made to amounts for prior years to conform to the current year's presentation.

The Company refers to some of its products and technologies as advanced technologies. For the periods presented, advanced technologies consisted of application networking services, home networking, security, storage area networking, unified communications, video systems, and wireless technology.

(c) Other Segment Information

The majority of the Company's assets, excluding cash and cash equivalents and investments, as of July 31, 2010 and July 25, 2009 were attributable to its U.S. operations. The Company's total cash and cash equivalents and investments held outside of the United States in various foreign subsidiaries was  $33.2 billion and  $29.1 billion as of July 31, 2010 and July 25, 2009, respectively, and the remaining  $6.7 billion and  $5.9 billion at the respective year ends was held in the United States. In fiscal 2010, 2009, and 2008, no single customer accounted for 10% or more of the Company's net sales.

Property and equipment information is based on the physical location of the assets. The following table presents property and equipment information for geographic areas (in millions):

	July 31, 2010	July 25, 2009	July 26, 2008
Property and equipment, net:
United States	$3,283	$3,330	$3,478
International	658	713	673
Total	$3,941	$4,043	$4,151

Net Income per Share	12 Months Ended
Jul. 25, 2009
Net Income per Share

16. Net Income per Share

The following table presents the calculation of basic and diluted net income per share (in millions, except per-share amounts):

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net income	$7,767	$6,134	$8,052
Weighted-average shares—basic	5,732	5,828	5,986
Effect of dilutive potential common shares	116	29	177
Weighted-average shares—diluted	5,848	5,857	6,163
Net income per share—basic	$1.36	$1.05	$1.35
Net income per share—diluted	$1.33	$1.05	$1.31
Antidilutive employee share-based awards, excluded	344	977	567

Employee equity share options, unvested shares, and similar equity instruments granted by the Company are treated as potential common shares outstanding in computing diluted earnings per share. Diluted shares outstanding include the dilutive effect of in-the-money options, unvested restricted stock, and restricted stock units. The dilutive effect of such equity awards is calculated based on the average share price for each fiscal period using the treasury stock method. Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized, and the amount of tax benefits that would be recorded in additional paid-in capital when the award becomes deductible, are collectively assumed to be used to repurchase shares.

Valuation and Qualifying Accounts	12 Months Ended
Jul. 31, 2010
Valuation and Qualifying Accounts

SCHEDULE II

VALUATION AND QUALIFYING ACCOUNTS

(in millions)

	Allowances For
	Lease Receivables	Loan Receivables	Accounts Receivable
Year ended July 26, 2008:
Balance at beginning of fiscal year	$104	$243	$166
Provision	37	13	34
Write-offs and other	(5)	(128)	(23)
Balance at end of fiscal year	$136	$128	$177
Year ended July 25, 2009:
Balance at beginning of fiscal year	$136	$128	$177
Provision	80	33	54
Write-offs and other	(3)	(73)	(15)
Balance at end of fiscal year	$213	$88	$216
Year ended July 31, 2010:
Balance at beginning of fiscal year	$213	$88	$216
Provision	25	43	44
Write-offs and other	(31)	(58)	(25)
Balance at end of fiscal year	$207	$73	$235

Summary of Significant Accounting Policies (Policy)	12 Months Ended
Jul. 31, 2010
Cash and Cash Equivalents

(a) Cash and Cash Equivalents  The Company considers all highly liquid investments purchased with an original or remaining maturity of less than three months at the date of purchase to be cash equivalents. Cash and cash equivalents are maintained with various financial institutions.

Available-for-Sale Investments

(b) Available-for-Sale Investments  The Company classifies its investments in both fixed income securities and publicly traded equity securities as available-for-sale investments. Fixed income securities primarily consist of U.S. government securities, U.S. agency securities, non-U.S. government and agency securities, corporate debt securities, and asset-backed securities. These available-for-sale investments are held in the custody of several major financial institutions. The specific identification method is used to determine the cost basis of fixed income securities sold. The weighted-average method is used to determine the cost basis of publicly traded equity securities sold. These investments are recorded in the Consolidated Balance Sheets at fair value. Unrealized gains and losses on these investments, to the extent the investments are unhedged, are included as a separate component of accumulated other comprehensive income (AOCI), net of tax. The Company classifies its investments as current based on the nature of the investments and their availability for use in current operations.

Other-Than-Temporary Impairments on Investments

(c) Other-than-Temporary Impairments on Investments  Effective at the beginning of the fourth quarter of fiscal 2009, the Company was required to evaluate its fixed income securities for impairments in connection with an updated accounting standard. Under this updated standard, if the fair value of a debt security is less than its amortized cost, the Company assesses whether the impairment is other than temporary. An impairment is considered other than temporary if (i) the Company has the intent to sell the security, (ii) it is more likely than not that the Company will be required to sell the security before recovery of the entire amortized cost basis, or (iii) the Company does not expect to recover the entire amortized cost basis of the security. If impairment is considered other than temporary based on condition (i) or (ii) described above, the entire difference between the amortized cost and the fair value of the debt security is recognized in earnings. If an impairment is considered other than temporary based on condition (iii), the amount representing credit losses (defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis of the debt security) will be recognized in earnings and the amount relating to all other factors will be recognized in OCI. Upon the adoption of the updated accounting standard, the Company recorded a cumulative effect adjustment of  $49 million, which resulted in an increase to the balance of retained earnings with a corresponding decrease to OCI. Prior to the adoption of this accounting standard, the Company recognized impairment charges on fixed income securities using the impairment policy as is currently applied to publicly traded equity securities, as discussed below.

The Company recognizes an impairment charge on publicly traded equity securities when a decline in the fair value of its investments in publicly traded equity securities below the cost basis is judged to be other than temporary. The Company considers various factors in determining whether a decline in the fair value of these investments is other than temporary, including the length of time and extent to which the fair value of the security has been less than the Company's cost basis, the financial condition and near-term prospects of the issuer, and the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Investments in privately held companies are included in other assets in the Consolidated Balance Sheets and are primarily accounted for using either the cost or equity method. The Company monitors these investments for impairments and makes appropriate reductions in carrying values if the Company determines that an impairment charge is required based primarily on the financial condition and near-term prospects of these companies.

Inventories

(d) Inventories  Inventories are stated at the lower of cost or market. Cost is computed using standard cost, which approximates actual cost, on a first-in, first-out basis. The Company provides inventory write-downs based on excess and obsolete inventories determined primarily by future demand forecasts. The write-down is measured as the difference between the cost of the inventory and market based upon assumptions about future demand and charged to the provision for inventory, which is a component of cost of sales. At the point of the loss recognition, a new, lower cost basis for that inventory is established, and subsequent changes in facts and circumstances do not result in the restoration or increase in that newly established cost basis. In addition, the Company records a liability for firm, noncancelable, and unconditional purchase commitments with contract manufacturers and suppliers for quantities in excess of the Company's future demand forecasts consistent with its valuation of excess and obsolete inventory.

Allowance for Doubtful Accounts

(e) Allowance for Doubtful Accounts  The allowance for doubtful accounts is based on the Company's assessment of the collectibility of customer accounts. The Company regularly reviews the allowance by considering factors such as historical experience, credit quality, age of the accounts receivable balances, and economic conditions that may affect a customer's ability to pay.

Financing Receivables and Guarantees

(f) Financing Receivables and Guarantees  The Company provides financing arrangements, including leases, financed service contracts, and loans, for certain qualified end-user customers to build, maintain, and upgrade their networks. Lease receivables primarily represent sales-type and direct-financing leases. Leases and loans have on average a three-year term and are usually collateralized by a security interest in the underlying assets. Financed service contracts also typically have terms of one to three years and primarily relate to technical support services. The Company maintains an allowance for uncollectible financing receivables based on a variety of factors, including the risk rating of the portfolio, macroeconomic conditions, historical experience, and other market factors.

In addition, the Company facilitates third-party financing arrangements for channel partners, consisting of revolving short-term financing, generally with payment terms ranging from 60 to 90 days. In certain instances, these financing arrangements result in a transfer of the Company's receivables to the third party. The receivables are derecognized upon transfer, as these transfers qualify as true sales, and the Company receives a payment for the receivables from the third party based on the Company's standard payment terms. These financing arrangements facilitate the working capital requirements of the channel partners and, in some cases, the Company guarantees a portion of these arrangements. The Company also provides financing guarantees for third-party financing arrangements extended to end-user customers related to leases and loans, which typically have terms of up to three years. The Company could be called upon to make payments under these guarantees in the event of nonpayment by the channel partners or end-user customers. Deferred revenue relating to these financing arrangements is recorded in accordance with revenue recognition policies or for the fair value of the financing guarantees.

Depreciation and Amortization

(g) Depreciation and Amortization  Property and equipment are stated at cost, less accumulated depreciation or amortization, whenever applicable. Depreciation and amortization are computed using the straight-line method, generally over the following periods:

Period
Buildings	25 years
Building improvements	10 years
Furniture and fixtures	5 years
Leasehold improvements	Shorter of remaining lease term or 5 years
Computer equipment and related software	30 to 36 months
Production, engineering, and other equipment	Up to 5 years
Operating lease assets	Based on lease term— generally up to 3 years

Business Combinations

(h) Business Combinations  Upon adoption of the revised accounting guidance for business combinations in the first quarter of fiscal 2010, the Company has applied the expanded definition of "business" and "business combination" as prescribed by the revised accounting guidance. Other significant changes in connection with the revised accounting guidance include (i) the recognition of assets acquired, liabilities assumed and noncontrolling interests (including goodwill) measured at fair value at the acquisition date with subsequent changes to the fair value of such assets acquired and liabilities assumed recognized in earnings after the expiration of the measurement period, a period not to exceed 12 months from the acquisition date; (ii) the recognition of acquisition-related expenses and acquisition-related restructuring costs in earnings; and (iii) the capitalization of in-process research and development (IPR&D) at fair value as an indefinite-lived intangible asset that will be assessed for impairment thereafter. Upon completion of development, the underlying R&D intangible asset will be amortized over its estimated useful life.

Goodwill and Purchased Intangible Assets

(i) Goodwill and Purchased Intangible Assets  Goodwill is tested for impairment on an annual basis in the fourth fiscal quarter and, when specific circumstances dictate, between annual tests. When impaired, the carrying value of goodwill is written down to fair value. The goodwill impairment test involves a two-step process. The first step, identifying a potential impairment, compares the fair value of a reporting unit with its carrying amount, including goodwill. If the carrying value of the reporting unit exceeds its fair value, the second step would need to be conducted; otherwise, no further steps are necessary as no potential impairment exists. The second step, measuring the impairment loss, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill. Any excess of the reporting unit goodwill carrying value over the respective implied fair value is recognized as an impairment loss. There was no impairment of goodwill identified in fiscal 2010, 2009, or 2008. Purchased intangible assets with finite lives are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of the respective assets, generally two to seven years. See below related to the impairment test for purchased intangible assets with finite lives. Purchased intangible assets with indefinite lives are assessed for potential impairment annually or when events or circumstances indicate that their carrying amounts might be impaired.

Long-Lived Assets

(j) Long-Lived Assets  Long-lived assets that are held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability of long-lived assets is based on an estimate of the undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets that management expects to hold and use is based on the difference between the fair value of the asset and its carrying value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Derivative Instruments

(k) Derivative Instruments  The Company recognizes derivative instruments as either assets or liabilities and measures those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. For a derivative instrument designated as a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item attributed to the risk being hedged. For a derivative instrument designated as a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of AOCI and subsequently reclassified into earnings when the hedged exposure affects earnings. The ineffective portion of the gain or loss is reported in earnings immediately. For derivative instruments that are not designated as accounting hedges, changes in fair value are recognized in earnings in the period of change. The Company records derivative instruments in the statements of cash flows to operating, investing or financing activities consistent with the cash flows of the hedged item.

Foreign Currency Translation

(l) Foreign Currency Translation  Assets and liabilities of non-U.S. subsidiaries that operate in a local currency environment, where that local currency is the functional currency, are translated to U.S. dollars at exchange rates in effect at the balance sheet date, with the resulting translation adjustments directly recorded to a separate component of AOCI. Income and expense accounts are translated at average exchange rates during the year. Remeasurement adjustments are recorded in other income (loss), net. The effect of foreign currency exchange rates on cash and cash equivalents was not material for any of the years presented.

Concentrations of Risk

(m) Concentrations of Risk  Cash and cash equivalents are maintained with several financial institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. The Company seeks to mitigate its credit risks by spreading such risks across multiple counterparties and monitoring the risk profiles of these counterparties.

The Company performs ongoing credit evaluations of its customers and, with the exception of certain financing transactions, does not require collateral from its customers. The Company receives certain of its components from sole suppliers. Additionally, the Company relies on a limited number of contract manufacturers and suppliers to provide manufacturing services for its products. The inability of a contract manufacturer or supplier to fulfill supply requirements of the Company could materially impact future operating results.

Revenue Recognition

(n) Revenue Recognition  The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. In instances where final acceptance of the product, system, or solution is specified by the customer, revenue is deferred until all acceptance criteria have been met. For hosting arrangements, the Company recognizes revenue based on customer utilization. Technical support services revenue is deferred and recognized ratably over the period during which the services are to be performed, which is typically from one to three years. Advanced services revenue is recognized upon delivery or completion of performance.

The Company uses distributors that stock inventory and typically sell to systems integrators, service providers, and other resellers. In addition, certain products are sold through retail partners. The Company refers to this as its two-tier system of sales to the end customer. Revenue from distributors and retail partners generally is recognized based on a sell-through method using information provided by them. Distributors and retail partners participate in various cooperative marketing and other programs, and the Company maintains estimated accruals and allowances for these programs. The Company accrues for warranty costs, sales returns, and other allowances based on its historical experience. Shipping and handling fees billed to customers are included in net sales, with the associated costs included in cost of sales.

In October 2009, the FASB amended the accounting standards for revenue recognition to remove from the scope of industry-specific software revenue recognition guidance tangible products containing software components and nonsoftware components that function together to deliver the product's essential functionality. In October 2009, the FASB also amended the accounting standards for multiple-deliverable revenue arrangements to:

(i)	provide updated guidance on whether multiple deliverables exist, how the deliverables in an arrangement should be separated, and how consideration should be allocated;

(ii)	require an entity to allocate revenue in an arrangement using estimated selling prices (ESP) of deliverables if a vendor does not have vendor-specific objective evidence of selling price (VSOE) or third-party evidence of selling price (TPE); and

(iii)	eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method.

The Company elected to early adopt this accounting guidance at the beginning of its first quarter of fiscal 2010 on a prospective basis for applicable transactions originating or materially modified after July 25, 2009. This guidance does not generally change the units of accounting for the Company's revenue transactions. Most products and services qualify as separate units of accounting and the revenue is recognized when the applicable revenue recognition criteria are met. The Company's arrangements generally do not include any provisions for cancellation, termination, or refunds that would significantly impact recognized revenue.

Many of the Company's products have both software and nonsoftware components that function together to deliver the products' essential functionality. The Company's product offerings fall into the following categories: routing, switching, advanced technologies, and other products, the last of which includes emerging technologies items. The Company also provides technical support and advanced services. The Company has a broad customer base that encompasses virtually all types of public and private entities, including enterprise businesses, service providers, commercial customers, and consumers. The Company and its salesforce are not organized by product divisions and the Company's products and services can be sold standalone or together in various combinations across the Company's geographic segments or customer markets. For example, service provider arrangements are typically larger in scale with longer deployment schedules and involve the delivery of a variety of product technologies, including high-end routing, video and network management software, among others, along with technical support and advanced services. The Company's enterprise and commercial arrangements are typically unique for each customer and smaller in scale and may include network infrastructure products such as routers and switches or collaboration technologies such as unified communications and Cisco TelePresence systems products along with technical support services. Consumer products, including Linksys wireless routers and Pure Digital video recorders, are sold in standalone arrangements directly to distributors and retailers without support, as customers generally only require repair or replacement of defective products or parts under warranty.

The Company enters into revenue arrangements that may consist of multiple deliverables of its product and service offerings due to the needs of its customers. For example, a customer may purchase routing products along with a contract for technical support services. This arrangement would consist of multiple elements, with the products delivered in one reporting period and the technical support services delivered across multiple reporting periods. Another customer may purchase networking products along with advanced service offerings, in which all the elements are delivered within the same reporting period. In addition, distributors and retail partners purchase products or technical support services on a standalone basis for resale to an end user or for purposes of stocking certain products, and these transactions would not result in a multiple element arrangement. For transactions entered into prior to the first quarter of fiscal 2010, the Company primarily recognized revenue based on software revenue recognition guidance. For the vast majority of the Company's arrangements involving multiple deliverables, such as sales of products with services, the entire fee from the arrangement was allocated to each respective element based on its relative selling price, using VSOE. In the limited circumstances when the Company was not able to determine VSOE for all of the deliverables of the arrangement, but was able to obtain VSOE for any undelivered elements, revenue was allocated using the residual method. Under the residual method, the amount of revenue allocated to delivered elements equaled the total arrangement consideration less the aggregate selling price of any undelivered elements, and no revenue was recognized until all elements without VSOE had been delivered. If VSOE of any undelivered items did not exist, revenue from the entire arrangement was initially deferred and recognized at the earlier of (i) delivery of those elements for which VSOE did not exist or (ii) when VSOE could be established. However, in limited cases where technical support services were the only undelivered element without VSOE, the entire arrangement fee was recognized ratably as a single unit of accounting over the technical services contractual period. The residual and ratable revenue recognition methods were generally used in a limited number of arrangements containing advanced and emerging technologies, such as Cisco TelePresence systems products. Several of these technologies are sold as solution offerings, whereas products or services are not sold on a standalone basis.

In many instances, products are sold separately in standalone arrangements as customers may support the products themselves or purchase support on a time-and-materials basis. Advanced services are sometimes sold in standalone engagements such as general consulting, network management, or security advisory projects and technical support services are sold separately through renewals of annual contracts. As a result, for substantially all of the arrangements with multiple deliverables pertaining to routing and switching products and related services, as well as most arrangements containing advanced and emerging technologies, the Company has used and intends to continue using VSOE to allocate the selling price to each deliverable. Consistent with its methodology under previous accounting guidance, the Company determines VSOE based on its normal pricing and discounting practices for the specific product or service when sold separately. In determining VSOE, the Company requires that a substantial majority of the selling prices for a product or service fall within a reasonably narrow pricing range, generally evidenced by approximately 80% of such historical standalone transactions falling within plus or minus 15% of the median rates. In addition, the Company considers the geographies in which the products or services are sold, major product and service groups and customer classifications, and other environmental or marketing variables in determining VSOE.

In certain limited instances, the Company is not able to establish VSOE for all deliverables in an arrangement with multiple elements. This may be due to the Company infrequently selling each element separately, not pricing products within a narrow range, or only having a limited sales history, such as in the case of certain advanced and emerging technologies. When VSOE cannot be established, the Company attempts to establish selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately. Generally, the Company's go-to-market strategy typically differs from that of its peers and its offerings contain a significant level of customization and differentiation such that the comparable pricing of products with similar functionality cannot be obtained. Furthermore, the Company is unable to reliably determine what similar competitor products' selling prices are on a standalone basis. Therefore, the Company is typically not able to determine TPE.

When the Company is unable to establish selling price using VSOE or TPE, the Company uses ESP in its allocation of arrangement consideration. The objective of ESP is to determine the price at which the Company would transact a sale if the product or service were sold on a standalone basis. ESP is generally used for new or highly customized offerings and solutions or offerings not priced within a narrow range, and it applies to a small proportion of the Company's arrangements with multiple deliverables.

The Company determines ESP for a product or service by considering multiple factors, including, but not limited to, geographies, market conditions, competitive landscape, internal costs, gross margin objectives, and pricing practices. The determination of ESP is made through consultation with and formal approval by the Company's management, taking into consideration the go-to-market strategy.

The Company regularly reviews VSOE, TPE, and ESP and maintains internal controls over the establishment and updates of these estimates. There were no material impacts during the fiscal year nor does the Company currently expect a material impact in the near term from changes in VSOE, TPE, or ESP.

Net sales as reported for the fiscal year ended July 31, 2010, and the Company's estimate of the pro forma net sales that would have been reported if the transaction entered into or materially modified during fiscal 2010 were subject to previous accounting guidance, are shown in the following table (in millions):

	FISCAL YEAR ENDED JULY 31, 2010
	As Reported	Pro Forma Basis as if the Previous Accounting Guidance Were in Effect
Net sales	$40,040	$39,802

The estimated impact to net sales of the accounting standard was primarily to net product sales.

The new accounting standards for revenue recognition if applied in the same manner to the year ended July 25, 2009 would not have had a material impact on net sales for that fiscal year. In terms of the timing and pattern of revenue recognition, the new accounting guidance for revenue recognition is not expected to have a significant effect on net sales in periods after the initial adoption when applied to multiple-element arrangements based on current go-to-market strategies due to the existence of VSOE across most of the Company's product and service offerings. However, the Company expects that this new accounting guidance will facilitate the Company's efforts to optimize its offerings due to better alignment between the economics of an arrangement and the accounting. This may lead to the Company engaging in new go-to-market practices in the future. In particular, the Company expects that the new accounting standards will enable it to better integrate products and services without VSOE into existing offerings and solutions. As these go-to-market strategies evolve, the Company may modify its pricing practices in the future, which could result in changes in selling prices, including both VSOE and ESP. As a result, the Company's future revenue recognition for multiple-element arrangements could differ materially from the results in the current period. The Company is currently unable to determine the impact that the newly adopted accounting guidance could have on its revenue as these go-to-market strategies evolve.

The Company's arrangements with multiple deliverables may have a standalone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-element arrangements is allocated to the software deliverable and the nonsoftware deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy in the new revenue accounting guidance. In the limited circumstances where the Company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, ESP is used for the purposes of performing this allocation.

Advertising Costs

(o) Advertising Costs  The Company expenses all advertising costs as incurred. Advertising costs included within sales and marketing expenses were approximately  $290 million,  $165 million, and  $195 million for fiscal 2010, 2009 and 2008, respectively.

Share-Based Compensation Expense

(p) Share-Based Compensation Expense  The Company measures and recognizes the compensation expense for all share-based awards made to employees and directors including employee stock options and employee stock purchases related to the Employee Stock Purchase Plan ("employee stock purchase rights") based on estimated fair values. The fair value of employee stock options is estimated on the date of grant using a lattice-binomial option-pricing model ("lattice-binomial model") and for employee stock purchase rights the Company estimates the fair value using the Black-Scholes model. The Company measures the fair value of restricted stock and restricted stock units as if the awards were vested and issued on the grant date. The value of awards that are ultimately expected to vest is recognized as expense over the requisite service periods. Because share-based compensation expense is based on awards ultimately expected to vest, it has been reduced for forfeitures.

Software Development Costs

(q) Software Development Costs  Software development costs required to be capitalized for software sold, leased, or otherwise marketed have not been material to date. Software development costs required to be capitalized for internal use software have also not been material to date.

Income Taxes

(r) Income Taxes  Income tax expense is based on pretax financial accounting income. Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. Valuation allowances are recorded to reduce deferred tax assets to the amount that will more likely than not be realized.

The Company accounts for uncertainty in income taxes using a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. The Company classifies the liability for unrecognized tax benefits as current to the extent that the Company anticipates payment (or receipt) of cash within one year. Interest and penalties related to uncertain tax positions are recognized in the provision for income taxes.

Computation of Net Income per Share

(s) Computation of Net Income per Share  Basic net income per share is computed using the weighted-average number of common shares outstanding during the period. Diluted net income per share is computed using the weighted-average number of common shares and dilutive potential common shares outstanding during the period. Diluted shares outstanding include the dilutive effect of in-the-money options, unvested restricted stock, and restricted stock units. The dilutive effect of such equity awards is calculated based on the average share price for each fiscal period using the treasury stock method. Under the treasury stock method, the amount the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized, and the amount of tax benefits that would be recorded in additional paid-in capital when the award becomes deductible, are collectively assumed to be used to repurchase shares.

Consolidation of Variable Interest Entities

(t) Consolidation of Variable Interest Entities  In the event that the Company is the primary beneficiary of a variable interest entity, the assets, liabilities, and results of operations of the variable interest entity will be included in the Company's Consolidated Financial Statements.

Use of Estimates

(u) Use of Estimates  The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires management to make estimates and judgments that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Estimates are used for the following, among others:

•	Revenue recognition
•	Allowances for receivables and sales returns
•	Inventory valuation and liability for purchase commitments with contract manufacturers and suppliers
•	Warranty costs

•	Share-based compensation expense
•	Fair value measurements and other-than-temporary impairments
•	Goodwill and purchased intangible asset impairments
•	Income taxes
•	Loss contingencies

The actual results experienced by the Company may differ materially from management's estimates.

Recent Accounting Standards or Updates

(v) Recent Accounting Standards or Updates  In June 2009, the FASB issued revised guidance for the consolidation of variable interest entities. In February 2010, the FASB issued amendments to the consolidation requirements, exempting certain investment funds from the June 2009 guidance for the consolidation of variable interest entities. The June 2009 guidance for the consolidation of variable interest entities replaces the quantitative-based risks and rewards approach with a qualitative approach that focuses on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly impact the entity's economic performance and has the obligation to absorb losses or the right to receive benefits from the entity that could be potentially significant to the variable interest entity. The accounting guidance also requires an ongoing reassessment of whether an enterprise is the primary beneficiary and requires additional disclosures about an enterprise's involvement in variable interest entities. This accounting guidance is effective for the Company beginning in the first quarter of fiscal 2011. Upon adoption, the application of the revised guidance for the consolidation of variable interest entities did not have a material impact to the Company's Consolidated Financial Statements.

In June 2009, the FASB issued revised guidance for the accounting of transfers of financial assets. This guidance eliminates the concept of a qualifying special-purpose entity, removes the scope exception for qualifying special-purpose entities when applying the accounting guidance related to the consolidation of variable interest entities, changes the requirements for derecognizing financial assets, and requires enhanced disclosure. This accounting guidance is effective for the Company beginning in the first quarter of fiscal 2011. Upon adoption, the application of the revised guidance for the accounting of transfers of financial assets did not have a material impact to the Company's Consolidated Financial Statements.

In July 2010, the FASB issued an accounting update to provide guidance to enhance disclosures related to the credit quality of a company's financing receivables portfolio and the associated allowance for credit losses. Pursuant to this accounting update, a company is required to provide a greater level of disaggregated information about its allowance for credit loss with the objective of facilitating users' evaluation of the nature of credit risk inherent in the company's portfolio of financing receivables, how that risk is analyzed and assessed in arriving at the allowance for credit losses, and the changes and reasons for those changes in the allowance for credit losses. The revised disclosures as of the end of the reporting period are effective for the Company beginning in the second quarter of fiscal 2011, and the revised disclosures related to activities during the reporting period are effective for the Company beginning in the third quarter of fiscal 2011. The Company is currently evaluating the impact of this accounting update on its financial disclosures.

Consolidated Statements of Equity - Supplemental Information (Tables)	12 Months Ended
Jul. 31, 2010
Stock Repurchases Since Inception Of Program [Text Block]

	Shares of Common Stock	Common Stock and Additional Paid-In Capital	Retained Earnings	Total Cisco Shareholders' Equity
Repurchases of common stock under the repurchase program	3,127	$12,759	$52,223	$64,982

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Jul. 31, 2010
Depreciation period by type of asset

Period
Buildings	25 years
Building improvements	10 years
Furniture and fixtures	5 years
Leasehold improvements	Shorter of remaining lease term or 5 years
Computer equipment and related software	30 to 36 months
Production, engineering, and other equipment	Up to 5 years
Operating lease assets	Based on lease term— generally up to 3 years

Net sales as reported table

	FISCAL YEAR ENDED JULY 31, 2010
	As Reported	Pro Forma Basis as if the Previous Accounting Guidance Were in Effect
Net sales	$40,040	$39,802

Business Combinations (Tables)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Summary of purchase acquisitions

	Shares Issued	Purchase Consideration	Net Tangible Assets Acquired/ (Liabilities Assumed)	Purchased Intangible Assets	Goodwill
Fiscal 2010
ScanSafe, Inc.	—	$154	$2	$31	$121
Starent Networks, Corp.	—	2,636	(17)	1,274	1,379
Tandberg ASA	—	3,268	17	980	2,271
CoreOptics Inc.	—	86	(2)	70	18
Other	—	42	4	25	13
Total	—	$6,186	$4	$2,380	$3,802

Fiscal 2009	Shares Issued	Purchase Consideration		Net Tangible Assets Acquired/ (Liabilities Assumed)	Purchased Intangible Assets	Goodwill	IPR&D
PostPath, Inc.	—	$

			197	$(10)	$52	$152	$3
Pure Digital Technologies, Inc.	27		533	(9)	191	299	52
Pure Networks, Inc.	—		105	(4)	30	79	—
Tidal Software, Inc.	—		92	(3)	52	35	8
Other	—		54	(2)	23	33	—
Total	27		$981	$(28)	$348	$598	$63

Fiscal 2008	Shares Issued	Purchase Consideration	Net Tangible Assets Acquired/ (Liabilities Assumed)	Purchased Intangible Assets	Goodwill	IPR&D
Navini Networks, Inc.	—	$276	$(4)	$108	$172	$—
Securent, Inc.	—	75	(5)	24	56	—
Other	—	61	7	14	37	3
Total	—	$412	$(2)	$146	$265	$3

Goodwill and Purchased Intangible Assets (Tables)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009
Goodwill by reportable segment

	Balance at July 25, 2009	Acquisitions	Other	Balance at July 31, 2010
United States and Canada	$9,512	$1,802	$(25)	$11,289
European Markets	1,669	1,089	(29)	2,729
Emerging Markets	437	324	1	762
Asia Pacific	506	473	—	979
Japan	801	114	—	915
Total	$12,925	$3,802	$(53)	$16,674

	Balance at July 26, 2008	Acquisitions	Other	Balance at July 25, 2009
United States and Canada	$9,059	$467	$(14)	$9,512
European Markets	1,650	65	(46)	1,669
Emerging Markets	405	37	(5)	437
Asia Pacific	479	27	—	506
Japan	799	2	—	801
Total	$12,392	$598	$(65)	$12,925

Schedule of intangible assets acquired as part of business combination

	FINITE LIVES						INDEFINITE LIVES
	TECHNOLOGY		CUSTOMER RELATIONSHIPS		OTHER		IPR&D	TOTAL
	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Amount	Amount
Fiscal 2010
ScanSafe, Inc.	5.0	$14	6.0	$11	3.0	$6	$—	$31
Starent Networks, Corp.	6.0	691	7.0	434	0.3	35	114	1,274
Tandberg ASA	5.0	709	7.0	179	3.0	21	71	980
CoreOptics Inc.	4.0	60	1.0	1	1.0	1	8	70
Other	4.0	8	5.0	11	—	—	6	25
Total		$1,482		$636		$63	$199	$2,380

Schedule of intangible assets acquired through business combinations

	FINITE LIVES
	TECHNOLOGY		CUSTOMER RELATIONSHIPS		OTHER		TOTAL
Fiscal 2009	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Weighted- Average Useful Life (in Years)	Amount	Amount
PostPath, Inc.	6.0	$52	—	$—	—	$—	$52
Pure Digital Technologies, Inc.	5.0	90	5.0	58	4.7	43	191
Pure Networks, Inc.	4.0	27	3.0	3	—	—	30
Tidal Software, Inc.	5.0	28	6.8	22	1.6	2	52
Other	6.0	18	3.7	5	—	—	23
Total		$215		$88		$45	$348

Schedule of intangible assets purchased

July 31, 2010	Gross	Accumulated Amortization	Net
Purchased intangible assets with finite lives:
Technology	$2,396	$(686)	$1,710
Customer relationships	2,326	(1,045)	1,281
Other	172	(85)	87
Total purchased intangible assets with finite lives	4,894	(1,816)	3,078
IPR&D, with indefinite lives	196	—	196
Total	$5,090	$(1,816)	$3,274

Schedule of intangible assets purchased

July 25, 2009	Gross	Accumulated Amortization	Net
Purchased intangible assets with finite lives:
Technology	$1,469	$(803)	$666
Customer relationships	1,730	(768)	962
Other	184	(110)	74
Total	$3,383	$(1,681)	$1,702

Schedule of amortization expense of purchased intangible assets

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Amortization of purchased intangible assets:
Cost of sales	$277	$211	$233
Operating expenses	491	533	499
Total	$768	$744	$732

Schedule of future amortization expense purchased intangible assets

Fiscal Year	Amount
2011	$836
2012	720
2013	603
2014	420
2015	317
Thereafter	182
Total	$3,078

Balance Sheet Details (Tables)	12 Months Ended
Jul. 31, 2010
Balance sheet details
	July 31, 2010	July 25, 2009
Inventories:
Raw materials	$217	$165
Work in process	50	33
Finished goods:
Distributor inventory and deferred cost of sales	587	382
Manufactured finished goods	260	310
Total finished goods	847	692
Service-related spares	161	151
Demonstration systems	52	33
Total	$1,327	$1,074
Property and equipment, net:
Land, buildings, and building & leasehold improvements	$4,470	$4,618
Computer equipment and related software	1,405	1,823
Production, engineering, and other equipment	4,702	5,075
Operating lease assets	255	227
Furniture and fixtures	476	465
	11,308	12,208
Less accumulated depreciation and amortization	(7,367)	(8,165)
Total	$3,941	$4,043
Other assets:
Deferred tax assets	$2,079	$2,122
Investments in privately held companies	756	709
Lease receivables, net(1)	1,176	966
Financed service contracts, net(1)	763	676
Loan receivables, net(1)	675	537
Other	371	271
Total	$5,820	$5,281
Deferred revenue:
Service	$7,428	$6,496
Product:
Unrecognized revenue on product shipments and other deferred revenue	2,788	2,490
Cash receipts related to unrecognized revenue from two-tier distributors	867	407
Total product deferred revenue	3,655	2,897
Total	$11,083	$9,393
Reported as:
Current	$7,664	$6,438
Noncurrent	3,419	2,955
Total	$11,083	$9,393

(1) Amounts represent the noncurrent portions of the respective balances. See Note 6 for the current portions of the respective balances.

Financing Receivables and Guarantees (Tables)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009
Financing Receivables

	Lease Receivables	Financed Service Contracts	Loan Receivables	Financing Receivables
July 31, 2010
Gross	$2,411	$1,773	$1,249	$5,433
Unearned income	(215)	—	—	(215)
Allowances	(207)	(21)	(73)	(301)
Total, net	$1,989	$1,752	$1,176	$4,917
Reported as:
Current	$813	$989	$501	$2,303
Noncurrent	1,176	763	675	2,614
Total, net	$1,989	$1,752	$1,176	$4,917

July 25, 2009	Lease Receivables	Financed Service Contracts	Loan Receivables	Financing Receivables
Gross	$1,996	$1,642	$861	$4,499
Unearned income	(191)	—	—	(191)
Allowances	(213)	(26)	(88)	(327)
Total, net	$1,592	$1,616	$773	$3,981
Reported as:
Current	$626	$940	$236	$1,802
Noncurrent	966	676	537	2,179
Total, net	$1,592	$1,616	$773	$3,981

Contractual Maturities of Gross Lease Receivable

Fiscal Year	Amount
2011	$961
2012	706
2013	454
2014	223
2015	63
Thereafter	4
Total	$2,411

Financing guarantees

	July 31, 2010	July 25, 2009
Maximum potential future payments relating to financing guarantees:
Channel partner	$448	$334
End user	304	405
Total	$752	$739
Deferred revenue associated with financing guarantees:
Channel partner	$277	$218
End user	272	378
Total	$549	$596

Investments (Tables)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009
Summary of investments

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
July 31, 2010
Fixed income securities:
U.S. government securities	$16,570	$42	$—	$16,612
U.S. government agency securities(1)	13,511	68	—	13,579
Non-U.S. government and agency securities(2)	1,452	15	—	1,467
Corporate debt securities	2,179	64	(21)	2,222
Asset-backed securities	145	9	(5)	149
Total fixed income securities	33,857	198	(26)	34,029
Publicly traded equity securities	889	411	(49)	1,251
Total	$34,746	$609	$(75)	$35,280

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
July 25, 2009
Fixed income securities:
U.S. government securities	$10,266	$23	$(5)	$10,284
U.S. government agency securities(1)	15,501	104	(2)	15,603
Non-U.S. government and agency securities(2)	528	12	—	540
Corporate debt securities	1,740	51	(86)	1,705
Asset-backed securities	252	5	(34)	223
Total fixed income securities	28,287	195	(127)	28,355
Publicly traded equity securities	824	193	(89)	928
Total	$29,111	$388	$(216)	$29,283

(1) Includes corporate securities that are guaranteed by the Federal Deposit Insurance Corporation (FDIC).

(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

Gains and losses on investments

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Gross realized gains	$279	$435	$306
Gross realized losses	(110)	(459)	(197)
Total	$169	$(24)	$109

Net realized gains and losses on fixed income and publicly traded equity securities

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net gains on investments in publicly traded equity securities	$66	$86	$88
Net gains (losses) on investments in fixed income securities	103	(110)	21
Total	$169	$(24)	$109

Credit losses for fixed income securities
Years Ended	July 31, 2010	July 25, 2009(1)
Balance at beginning of fiscal year	$(153)	$(159)
Sales of other-than-temporarily impaired fixed income securities	58	6
Balance at end of fiscal year	$(95)	$(153)

(1) The beginning balance for the year ended July 25, 2009 represents the credit loss balance as of April 26, 2009, the date on which the Company adopted the revised accounting guidance related to other-than-temporary impairments on debt securities.

Investments with gross unrealized losses

	UNREALIZED LOSSES LESS THAN 12 MONTHS		UNREALIZED LOSSES 12 MONTHS OR GREATER		TOTAL
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
July 31, 2010
Fixed income securities:
Corporate debt securities	$140	$(1)	$304	$(20)	$444	$(21)
Asset-backed securities	2	—	115	(5)	117	(5)
Total fixed income securities	142	(1)	419	(25)	561	(26)
Publicly traded equity securities	168	(12)	393	(37)	561	(49)
Total	$310	$(13)	$812	$(62)	$1,122	$(75)

	UNREALIZED LOSSES LESS THAN 12 MONTHS		UNREALIZED LOSSES 12 MONTHS OR GREATER		TOTAL
July 25, 2009	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed income securities:
U.S. government securities	$1,850	$(5)	$—	$—	$1,850	$(5)
U.S. government agency securities(1)	1,346	(2)	—	—	1,346	(2)
Non-U.S. government and agency securities(2)	16	—	5	—	21	—
Corporate debt securities	123	(10)	613	(76)	736	(86)
Asset-backed securities	41	(11)	141	(23)	182	(34)
Total fixed income securities	3,376	(28)	759	(99)	4,135	(127)
Publicly traded equity securities	25	(3)	328	(86)	353	(89)
Total	$3,401	$(31)	$1,087	$(185)	$4,488	$(216)

(1) Includes corporate securities that are guaranteed by the FDIC.

(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

Maturities of fixed income securities

	Amortized Cost	Fair Value
Less than 1 year	$24,004	$24,044
Due in 1 to 2 years	5,631	5,703
Due in 2 to 5 years	3,867	3,928
Due after 5 years	355	354
Total	$33,857	$34,029

Fair Value (Tables)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009
Assets and liabilities measured at fair value on a recurring basis
	JULY 31, 2010 FAIR VALUE MEASUREMENTS				JULY 25, 2009 FAIR VALUE MEASUREMENTS
	Level 1	Level 2	Level 3	Total Balance	Level 1	Level 2	Level 3	Total Balance
Assets
Cash equivalents:
Money market funds	$2,521	$—	$—	$2,521	$4,514	$—	$—	$4,514
U.S. government securities	—	235	—	235	—	61	—	61
U.S. government agency securities(1)	—	40	—	40	—	313	—	313
Corporate debt securities	—	1	—	1	—	35	—	35
Available-for-sale investments:
U.S. government securities	—	16,612	—	16,612	—	10,284	—	10,284
U.S. government agency securities(1)	—	13,579	—	13,579	—	15,603	—	15,603
Non-U.S. government and agency securities(2)	—	1,467	—	1,467		540		540
Corporate debt securities	—	2,222	—	2,222	—	1,705	—	1,705
Asset-backed securities	—	—	149	149	—	—	223	223
Publicly traded equity securities	1,251	—	—	1,251	928	—	—	928
Derivative assets	—	160	3	163	—	109	4	113
Total	$3,772	$34,316	$152	$38,240	$5,442	$28,650	$227	$34,319
Liabilities:
Derivative liabilities	$—	$19	$—	$19	$—	$66	$—	$66
Total	$—	$19	$—	$19	$—	$66	$—	$66

(1) Includes corporate securities that are guaranteed by the FDIC.

(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

Reconciliation for all assets measured at fair value on a recurring basis using significant unobservable inputs (level 3)

	Asset-Backed Securities	Derivative Assets	Total
Balance at July 25, 2009	$223	$4	$227
Total gains and losses (realized and unrealized):
Included in other income (loss), net	(6)	—	(6)
Included in operating expenses	—	(1)	(1)
Included in other comprehensive income	34	—	34
Purchases, sales and maturities	(102)	—	(102)
Balance at July 31, 2010	$149	$3	$152
Losses attributable to assets still held as of July 31, 2010	$—	$(1)	$(1)

	Asset-Backed Securities	Derivative Assets	Total
Balance at July 27, 2008	$—	$—	$—
Transfers into Level 3	618	6	624
Total gains and losses (realized and unrealized):
Included in other income (loss), net	(28)	—	(28)
Included in operating expenses	—	(2)	(2)
Included in other comprehensive income	(9)	—	(9)
Purchases, sales and maturities	(358)	—	(358)
Balance at July 25, 2009	$223	$4	$227
Losses attributable to assets still held as of July 25, 2009	$(13)	$—	$(13)

Fair value on a nonrecurring basis

		FAIR VALUE MEASUREMENTS USING
	Net Carrying Value as of July 31, 2010	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total (Losses) Gains for the Year Ended July 31, 2010
Investments in privately held companies	$45	$—	$—	$45	$(25)
Purchased intangible assets	$—	$—	$—	$—	(28)
Property held for sale	$25	$—	$—	$25	(86)
Gains on assets no longer held as of July 31, 2010					2
Total					$(137)

		FAIR VALUE MEASUREMENTS USING
	Net Carrying Value as of July 25, 2009	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses for the Year Ended July 25, 2009
Investments in privately held companies	$69	$—	$—	$69	$(78)
Losses on assets no longer held as of July 25, 2009					(9)
Total					$(87)

Borrowings (Tables)	12 Months Ended
Jul. 31, 2010
Long-term debt

	July 31, 2010		July 25, 2009
	Amount	Effective Rate	Amount	Effective Rate
Senior notes:
5.25% fixed-rate notes, due 2011 ("2011 Notes")	$3,000	3.12%	$3,000	3.12%
2.90% fixed-rate notes, due 2014 ("2014 Notes")	500	3.11%	—	—
5.50% fixed-rate notes, due 2016 ("2016 Notes")	3,000	3.18%	3,000	4.34%
4.95% fixed-rate notes, due 2019 ("2019 Notes")	2,000	5.08%	2,000	5.08%
4.45% fixed-rate notes, due 2020 ("2020 Notes")	2,500	4.50%	—	—
5.90% fixed-rate notes, due 2039 ("2039 Notes")	2,000	6.11%	2,000	6.11%
5.50% fixed-rate notes, due 2040 ("2040 Notes")	2,000	5.67%	—	—
Total senior notes	15,000		10,000
Other notes and borrowings	59		2
Unaccreted discount	(73)		(21)
Hedge accounting adjustment	298		314
Total	$15,284		$10,295
Reported as:
Short-term debt	$3,096		$—
Long-term debt	12,188		10,295
Total	$15,284		$10,295

Derivative Instruments (Tables)	12 Months Ended
Jul. 31, 2010
Derivatives recorded at fair value

	DERIVATIVE ASSETS			DERIVATIVE LIABILITIES
	Balance Sheet Line Item	July 31, 2010	July 25, 2009	Balance Sheet Line Item	July 31, 2010	July 25, 2009
Derivatives designated as hedging instruments:
Foreign currency derivatives	Other current assets	$82	$87	Other current liabilities	$7	$36
Interest rate derivatives	Other assets	72	—	Other long-term liabilities	—	—
Total		154	87		7	36
Derivatives not designated as hedging instruments:
Foreign currency derivatives	Other current assets	6	22	Other current liabilities	12	30
Equity derivatives	Other current assets	1	2	Other current liabilities	—	—
Equity derivatives	Other assets	2	2	Other long-term liabilities	—	—
Total		9	26		12	30
Total		$163	$113		$19	$66

Gains and losses on derivatives designated as cash flow hedges

	GAINS (LOSSES) RECOGNIZED IN OCI ON DERIVATIVES FOR THE YEARS ENDED (EFFECTIVE PORTION)		GAINS (LOSSES) RECLASSIFIED FROM AOCI INTO INCOME FOR THE YEARS ENDED (EFFECTIVE PORTION)
Derivatives Designated as Cash Flow Hedging Instruments	July 31, 2010	July 25, 2009	Line Item in Statements of Operations	July 31, 2010	July 25, 2009
Foreign currency derivatives	$33	$(116)	Operating expenses	$ (1)	$(95)
			Cost of sales-service	—	(13)
Interest rate derivatives	23	(42)	Interest expense	—	—
Other derivatives	—	(2)	Operating expenses	—	(2)
Total	$56	$(160)		$ (1)	$(110)

Effect of derivative instruments designated as fair value hedges on consolidated statement of operations summary

		GAINS (LOSSES) FOR THE YEARS ENDED
Derivatives Designated as Fair Value Hedging Instruments	Line Item in Statements of Operations	July 31, 2010	July 25, 2009
Equity derivatives	Other income (loss), net	$ 3	$97
Interest rate derivatives	Other income (loss), net	—	(7)
Interest rate derivatives	Interest expense	72	—
Total		$75	$90

Effect of derivative instruments not designated as fair value hedges on consolidated statement of operations summary

		GAINS (LOSSES) FOR THE YEARS ENDED
Derivatives not Designated as Hedging Instruments	Line Item in Statements of Operations	July 31, 2010	July 25, 2009
Foreign currency derivatives	Other income (loss), net	$(100)	$1
Equity derivatives	Operating expenses	18	(14)
Equity derivatives	Other income (loss), net	12	11
Total		$(70)	$(2)

Summary of notional amount of foreign currency derivatives

	July 31, 2010	July 25, 2009
Cash flow hedging instruments	$2,611	$2,965
No hedge designation	4,619	4,423
Net investment hedging instruments	105	103
Total	$7,335	$7,491

Commitments and Contingencies (Tables)	12 Months Ended
Jul. 31, 2010
Schedule of future annual minimum lease payments under all noncancelable operating leases

Fiscal Year	Amount
2011	$343
2012	243
2013	167
2014	119
2015	122
Thereafter	310
Total	$1,304

Schedule of product warranty liability

	July 31, 2010	July 25, 2009
Balance at beginning of fiscal year	$321	$399
Provision for warranties issued	469	374
Payments	(437)	(452)
Fair value of warranty liability acquired	7	—
Balance at end of fiscal year	$360	$321

Shareholder's Equity (Tables)	12 Months Ended
Jul. 31, 2010
Stock repurchase program

	Shares Repurchased	Weighted- Average Price per Share	Amount Repurchased
Cumulative balance at July 26, 2008	2,600	$20.60	$53,579
Repurchase of common stock under the stock repurchase program	202	17.89	3,600
Cumulative balance at July 25, 2009	2,802	$20.41	$57,179
Repurchase of common stock under the stock repurchase program	325	24.02	7,803
Cumulative balance at July 31, 2010	3,127	$20.78	$64,982

Comprehensive income

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net income	$7,767	$6,134	$8,052
Net change in unrealized gains/losses on available-for-sale investments:
Change in net unrealized gains (losses), net of tax effects of $199, $(33), and $17, respectively	334	(71)	57
Net unrealized (gains) losses reclassified into earnings, net of tax effects of $17, $10, and $30, respectively	(151)	33	(79)
Net change in unrealized gains/losses on derivative instruments:
Change in derivative instruments, net of tax effects of $9, $(16), and $0, respectively	46	(141)	60
Net unrealized (gains) losses reclassified into earnings, net of tax effects	2	108	(60)
Net change in cumulative translation adjustment and other, net of tax effects	(55)	(192)	227
Comprehensive income	7,943	5,871	8,257
Comprehensive loss (income) attributable to noncontrolling interests	12	19	(39)
Comprehensive income attributable to Cisco Systems, Inc.	$7,955	$5,890	$8,218

Components of AOCI, net of tax

	July 31, 2010	July 25, 2009	July 26, 2008
Net unrealized gains on investments	$333	$138	$206
Net unrealized gains (losses) on derivative instruments	27	(21)	12
Cumulative translation adjustment and other	263	318	510
Total	$623	$435	$728

Employee Benefit Plans (Tables)	12 Months Ended
Jul. 25, 2009
Schedule of stock option activity

	STOCK OPTIONS OUTSTANDING
	Number Outstanding	Weighted- Average Exercise Price per Share
BALANCE AT JULY 28, 2007	1,289	$26.60
Granted and assumed	159	31.12
Exercised (1)	(146)	18.50
Canceled/forfeited/expired	(103)	30.74

BALANCE AT JULY 26, 2008	1,199	27.83
Granted and assumed	14	19.01
Exercised (1)	(33)	14.67
Canceled/forfeited/expired	(176)	49.79

BALANCE AT JULY 25, 2009	1,004	24.29
Granted and assumed	15	13.23
Exercised (1)	(158)	17.88
Canceled/forfeited/expired	(129)	47.31

BALANCE AT JULY 31, 2010	732	$21.39

(1)	The total pretax intrinsic value of stock options exercised during fiscal 2010, 2009, and 2008 was $1.0 billion, $158 million, and $1.6 billion, respectively.

Ranges of outstanding and exercisable stock options

	STOCK OPTIONS OUTSTANDING				STOCK OPTIONS EXERCISABLE
Range of Exercise Prices	Number Outstanding	Weighted- Average Remaining Contractual Life (in Years)	Weighted- Average Exercise Price per Share	Aggregate Intrinsic Value	Number Exercisable	Weighted- Average Exercise Price per Share	Aggregate Intrinsic Value
$ 0.01 – 15.00	71	2.50	$10.62	$884	65	$10.87	$782
15.01 – 18.00	137	3.18	17.36	782	129	17.34	741
18.01 – 20.00	177	2.90	19.29	669	173	19.29	654
20.01 – 25.00	188	4.26	22.48	125	146	22.40	109
25.01 – 35.00	158	6.02	30.63	—	92	30.56	—
35.01 – 70.00	1	0.61	54.22	—	1	54.22	—
Total	732	3.94	$21.39	$2,460	606	$20.51	$2,286

Schedule of restricted stock activity

	Restricted Stock/ Stock Units	Weighted-Average Grant Date Price per Share	Aggregated Fair Market Value
BALANCE AT JULY 28, 2007	11	$22.52
Granted and assumed	4	27.29
Vested	(4)	22.49	$83
Canceled/forfeited	(1)	24.24
BALANCE AT JULY 26, 2008	10	$24.27
Granted and assumed	57	20.90
Vested	(4)	23.56	$69
Canceled/forfeited	(1)	22.76
BALANCE AT JULY 25, 2009	62	$21.25
Granted and assumed	54	23.40
Vested	(16)	21.56	$378
Canceled/forfeited	(3)	22.40
BALANCE AT JULY 31, 2010	97	$22.35

Schedule of share based awards available for grant

Share-Based Awards Available for Grant
BALANCE AT JULY 28, 2007	294
Options granted and assumed	(159)
Restricted stock, stock units, and other share-based awards granted and assumed	(11)
Share-based awards canceled/forfeited/expired	27
Additional shares reserved	211
BALANCE AT JULY 26, 2008	362
Options granted and assumed	(14)
Restricted stock, stock units, and other share-based awards granted and assumed	(140)
Share-based awards canceled/forfeited/expired	38
Additional shares reserved	7
BALANCE AT JULY 25, 2009	253
Options granted and assumed	(15)
Restricted stock, stock units, and other share-based awards granted and assumed	(81)
Share-based awards canceled/forfeited/expired	123
Additional shares reserved	15
BALANCE AT JULY 31, 2010	295

Schedule of employee stock options and employee stock purchase rights valuation

	EMPLOYEE STOCK OPTIONS			EMPLOYEE STOCK PURCHASE RIGHTS
Years Ended	July 31, 2010	July 25, 2009	July 26, 2008	July 31, 2010	July 25, 2009	July 26, 2008
Number of options granted (in millions)	4	9	151	N/A	N/A	N/A
Weighted-average assumptions:
Expected volatility	30.5%	36.0%	31.0%	30.9%	36.4%	32.6%
Risk-free interest rate	2.3%	3.0%	4.3%	0.5%	0.6%	2.7%
Expected dividend	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Kurtosis	4.1	4.5	4.6	N/A	N/A	N/A
Skewness	0.20	(0.19)	(0.80)	N/A	N/A	N/A
Weighted-average expected life (in years)	5.1	5.9	6.3	1.3	1.1	0.5
Weighted-average estimated grant date fair value (per option /per share)	$6.50	$6.60	$9.60	$6.53	$5.46	$6.12

Income Taxes (Tables)	12 Months Ended
Jul. 31, 2010
Provision for income tax

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Federal:
Current	$1,469	$1,615	$2,384
Deferred	(435)	(397)	(693)
	1,034	1,218	1,691
State:
Current	186	132	173
Deferred	—	(30)	(62)
	186	102	111
Foreign:
Current	470	386	418
Deferred	(42)	(147)	(17)
	428	239	401
Total	$1,648	$1,559	$2,203

Components before income taxes

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
United States	$1,102	$1,650	$3,044
International	8,313	6,043	7,211
Total	$9,415	$7,693	$10,255

Reconciliation between federal statutory tax and effective tax rate

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Federal statutory rate	35.0%	35.0%	35.0%
Effect of:
State taxes, net of federal tax benefit	1.4	1.3	0.9
Foreign income at other than U.S. rates	(19.3)	(18.9)	(16.1)
Tax credits	(0.5)	(2.4)	(0.8)
Tax audit settlement	—	—	(1.6)
Transfer pricing adjustment related to share-based compensation	(1.7)	2.3	—
Nondeductible compensation	2.0	2.6	1.8
International realignment	—	—	2.2
Other, net	0.6	0.4	0.1
Total	17.5%	20.3%	21.5%

Change in gross unrecognized tax benefits
Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Beginning balance(1)	$2,816	$2,505	$3,331
Additions based on tax positions related to the current year	246	190	488
Additions for tax positions of prior years	60	307	147
Reductions for tax positions of prior years	(250)	(17)	(466)
Settlements	(140)	(109)	(951)
Lapse of statute of limitations	(55)	(60)	(44)

Ending Balance	$2,677	$2,816	$2,505

(1)	The beginning balance of the unrecognized tax benefits for the year ended July 26, 2008 included a cumulative effect of a change in accounting principle for $451 million.

Breakdown between current and noncurrent net deferred tax assets

	July 31, 2010	July 25, 2009
Deferred tax assets—current	$2,126	$2,320
Deferred tax liabilities—current	(87)	(12)
Deferred tax assets—noncurrent	2,079	2,122
Deferred tax liabilities—noncurrent	(276)	(57)
Total net deferred tax assets	$3,842	$4,373

Components of deferred tax assets and liabilities

	July 31, 2010	July 25, 2009
ASSETS
Allowance for doubtful accounts and returns	$248	$300
Sales-type and direct-financing leases	224	226
Inventory write-downs and capitalization	176	238
Investment provisions	329	333
IPR&D, goodwill, and purchased intangible assets	191	222
Deferred revenue	1,752	1,475
Credits and net operating loss carryforwards	752	817
Share-based compensation expense	970	809
Accrued compensation	339	405
Other	517	600
Gross deferred tax assets	5,498	5,425
Valuation allowance	(76)	(66)
Total deferred tax assets	5,422	5,359
LIABILITIES
Purchased intangible assets	(1,224)	(639)
Depreciation	(120)	(288)
Unrealized gains on investments	(185)	(12)
Other	(51)	(47)
Total deferred tax liabilities	(1,580)	(986)
Total net deferred tax assets	$3,842	$4,373

Segment Information and Major Customers (Tables)	12 Months Ended
Jul. 25, 2009
Reportable Segments (Theaters)

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net sales:
United States and Canada (1)	$21,740	$19,345	$21,242
European Markets	8,048	7,683	8,123
Emerging Markets	4,367	3,999	4,530
Asia Pacific	4,359	3,718	4,276
Japan	1,526	1,372	1,369

Total	$40,040	$36,117	$39,540

Gross margin:
United States and Canada	$14,077	$12,711	$13,917
European Markets	5,421	5,106	5,331
Emerging Markets	2,807	2,428	2,788
Asia Pacific	2,713	2,293	2,751
Japan	1,101	948	940

Theater total	26,119	23,486	25,727

Unallocated corporate items (2)	(476)	(392)	(381)

Total	$25,643	$23,094	$25,346

(1)	Net sales in the United States were $19.2 billion, $18.2 billion, and $20.1 billion for fiscal 2010, 2009, and 2008, respectively.
(2)

The unallocated corporate items include the effects of amortization of acquisition-related intangible assets, employee share-based compensation expense, and for the year ended July 25, 2009, charges related to asset impairments and restructurings.

Net Sales for Groups of Similar Products and Services

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net sales:
Routers	$6,574	$6,311	$7,940
Switches	13,568	12,119	13,538
Advanced technologies	9,639	9,093	9,446
Other	2,639	1,608	2,175
Product	32,420	29,131	33,099
Service	7,620	6,986	6,441
Total	$40,040	$36,117	$39,540

Property and Equipment, net

	July 31, 2010	July 25, 2009	July 26, 2008
Property and equipment, net:
United States	$3,283	$3,330	$3,478
International	658	713	673
Total	$3,941	$4,043	$4,151

Net Income per Share (Tables)	12 Months Ended
Jul. 25, 2009
Earnings per Share

Years Ended	July 31, 2010	July 25, 2009	July 26, 2008
Net income	$7,767	$6,134	$8,052
Weighted-average shares—basic	5,732	5,828	5,986
Effect of dilutive potential common shares	116	29	177
Weighted-average shares—diluted	5,848	5,857	6,163
Net income per share—basic	$1.36	$1.05	$1.35
Net income per share—diluted	$1.33	$1.05	$1.31
Antidilutive employee share-based awards, excluded	344	977	567

Valuation and Qualifying Accounts (Tables)	12 Months Ended
Jul. 31, 2010
Movement in valuation allowances roll forward

	Allowances For
	Lease Receivables	Loan Receivables	Accounts Receivable
Year ended July 26, 2008:
Balance at beginning of fiscal year	$104	$243	$166
Provision	37	13	34
Write-offs and other	(5)	(128)	(23)
Balance at end of fiscal year	$136	$128	$177
Year ended July 25, 2009:
Balance at beginning of fiscal year	$136	$128	$177
Provision	80	33	54
Write-offs and other	(3)	(73)	(15)
Balance at end of fiscal year	$213	$88	$216
Year ended July 31, 2010:
Balance at beginning of fiscal year	$213	$88	$216
Provision	25	43	44
Write-offs and other	(31)	(58)	(25)
Balance at end of fiscal year	$207	$73	$235

Consolidated Statements of Equity - Supplemental Information (Details) (USD $) Share data in Millions	12 Months Ended
Jul. 31, 2010
Cumulative stock repurchased and retired during period, shares	3,127
Authorized common stock repurchase amount	$ 72,000,000,000
Shares of Common Stock
Cumulative stock repurchased and retired during period, shares	3,127
Common Stock and Additional Paid-In Capital
Cumulative stock repurchased and retired during period, value	12,759,000,000
Retained Earnings
Cumulative stock repurchased and retired during period, value	52,223,000,000
Total Cisco Shareholders' Equity
Cumulative stock repurchased and retired during period, value	$ 64,982,000,000

Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Cumulative Effect Of Adopting Revised Accounting Guidance Related To Other Than Temporary Impairments		$ 49
Total net sales	40,040	36,117	39,540
Proforma basis as if previous accounting guidance in effect	39,802
Advertising Expense	$ 290	$ 165	$ 195
Lease improvements shorter of remaining lease term	5
Operating lease assets based on lease term	3
Computer equipment and related software, in month, minimum	30
Computer equipment and related software, in month, maximum	36
Finite-Lived Intangible Assets, Useful Life, Minimum	2
Finite-Lived Intangible Assets, Useful Life, Maximum	7
Production, Engineering And Other [Member]
Property, Plant and Equipment, Useful Life, Maximum	5
Building [Member]
Property, Plant and Equipment, Useful Life, Average	25
Building Improvements [Member]
Property, Plant and Equipment, Useful Life, Average	10
Furniture and Fixtures [Member]
Property, Plant and Equipment, Useful Life, Average	5

Business Combinations (Details) (USD $) In Millions	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Number of business combinations	7
Shares Issued		27
Purchase Consideration	$ 6,186	$ 981	$ 412
Net Tangible Assets Acquired/(Liabilities Assumed)	4	(28)	(2)
Purchased Intangible Assets	2,380	348	146
Goodwill	3,802	598	265
In-Process R&D Expense	0	63	3
Cash and Cash Equivalents Acquired from Business Combinations	760
Business Combination Related Transaction Costs	40
PostPath Acquisition [Member]
Purchase Consideration		197
Net Tangible Assets Acquired/(Liabilities Assumed)		(10)
Purchased Intangible Assets		52
Goodwill		152
In-Process R&D Expense		3
Pure Digital Technologies Acquisition [Member]
Shares Issued		27
Purchase Consideration		533
Net Tangible Assets Acquired/(Liabilities Assumed)		(9)
Purchased Intangible Assets		191
Goodwill		299
In-Process R&D Expense		52
Pure Networks Acquisition [Member]
Purchase Consideration		105
Net Tangible Assets Acquired/(Liabilities Assumed)		(4)
Purchased Intangible Assets		30
Goodwill		79
Tidal Software Acquisition [Member]
Purchase Consideration		92
Net Tangible Assets Acquired/(Liabilities Assumed)		(3)
Purchased Intangible Assets		52
Goodwill		35
In-Process R&D Expense		8
Other Acquisition [Member]
Purchase Consideration	42	54	61
Net Tangible Assets Acquired/(Liabilities Assumed)	4	(2)	7
Purchased Intangible Assets	25	23	14
Goodwill	13	33	37
In-Process R&D Expense			3
Navini Networks Inc [Member]
Purchase Consideration			276
Net Tangible Assets Acquired/(Liabilities Assumed)			(4)
Purchased Intangible Assets			108
Goodwill			172
Securent Inc [Member]
Purchase Consideration			75
Net Tangible Assets Acquired/(Liabilities Assumed)			(5)
Purchased Intangible Assets			24
Goodwill			56
ScanSafe Inc [Member]
Purchase Consideration	154
Net Tangible Assets Acquired/(Liabilities Assumed)	2
Purchased Intangible Assets	31
Goodwill	121
Starent Networks Corp [Member]
Purchase Consideration	2,636
Net Tangible Assets Acquired/(Liabilities Assumed)	(17)
Purchased Intangible Assets	1,274
Goodwill	1,379
Tandberg ASA [Member]
Purchase Consideration	3,268
Net Tangible Assets Acquired/(Liabilities Assumed)	17
Purchased Intangible Assets	980
Goodwill	2,271
CoreOptics Inc [Member]
Purchase Consideration	86
Net Tangible Assets Acquired/(Liabilities Assumed)	(2)
Purchased Intangible Assets	70
Goodwill	$ 18

Goodwill and Purchased Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Balance, beginning	$ 12,925	$ 12,392
Acquisitions	3,802	598
Other	(53)	(65)
Balance, ending	16,674	12,925	12,392
Amount, acquired finite-lived		348
Amount, acquired indefinite and finite-lived intangible assets	2,380	348	146
Intangible assets gross excluding goodwill	5,090
Finite-lived intangible assets gross		3,383
Total finite and indefinite lived intangible assets	3,274
Accumulated Amortization	(1,816)	(1,681)
Purchased intangible assets, net	3,274	1,702
Total purchased intangible assets with finite lives, net	3,078
Total intangible assets amortization expense	768	744	732
Impairment charges on purchased intangible assets	28	95	33
2011	836
2012	720
2013	603
2014	420
2015	317
Thereafter	182
Total	3,078
CoreOptics Inc [Member]
Amount, acquired indefinite and finite-lived intangible assets	70
CoreOptics Inc [Member] | Customer Relationships [Member]
Weighted-Average Useful Life (in years)	1
Amount, acquired finite-lived	1
CoreOptics Inc [Member] | Developed Technology Rights [Member]
Weighted-Average Useful Life (in years)	4
Amount, acquired finite-lived	60
CoreOptics Inc [Member] | Other Major Classes [Member]
Weighted-Average Useful Life (in years)	1
Amount, acquired finite-lived	1
CoreOptics Inc [Member] | IPR&D With Indefinite Lives [Member]
Amount, acquired	8
Tandberg ASA [Member]
Amount, acquired indefinite and finite-lived intangible assets	980
Tandberg ASA [Member] | Customer Relationships [Member]
Weighted-Average Useful Life (in years)	7
Amount, acquired finite-lived	179
Tandberg ASA [Member] | Developed Technology Rights [Member]
Weighted-Average Useful Life (in years)	5
Amount, acquired finite-lived	709
Tandberg ASA [Member] | Other Major Classes [Member]
Weighted-Average Useful Life (in years)	3
Amount, acquired finite-lived	21
Tandberg ASA [Member] | IPR&D With Indefinite Lives [Member]
Amount, acquired	71
Starent Networks Corp [Member]
Amount, acquired indefinite and finite-lived intangible assets	1,274
Starent Networks Corp [Member] | Customer Relationships [Member]
Weighted-Average Useful Life (in years)	7
Amount, acquired finite-lived	434
Starent Networks Corp [Member] | Developed Technology Rights [Member]
Weighted-Average Useful Life (in years)	6
Amount, acquired finite-lived	691
Starent Networks Corp [Member] | Other Major Classes [Member]
Weighted-Average Useful Life (in years)	0.3
Amount, acquired finite-lived	35
Starent Networks Corp [Member] | IPR&D With Indefinite Lives [Member]
Amount, acquired	114
ScanSafe Inc [Member]
Amount, acquired indefinite and finite-lived intangible assets	31
ScanSafe Inc [Member] | Customer Relationships [Member]
Weighted-Average Useful Life (in years)	6
Amount, acquired finite-lived	11
ScanSafe Inc [Member] | Developed Technology Rights [Member]
Weighted-Average Useful Life (in years)	5
Amount, acquired finite-lived	14
ScanSafe Inc [Member] | Other Major Classes [Member]
Weighted-Average Useful Life (in years)	3
Amount, acquired finite-lived	6
Other Acquisitions [Member]
Amount, acquired indefinite and finite-lived intangible assets	25
Other Acquisitions [Member] | Customer Relationships [Member]
Weighted-Average Useful Life (in years)	5
Amount, acquired finite-lived	11
Other Acquisitions [Member] | Developed Technology Rights [Member]
Weighted-Average Useful Life (in years)	4
Amount, acquired finite-lived	8
Other Acquisitions [Member] | IPR&D With Indefinite Lives [Member]
Amount, acquired	6
Customer Relationships [Member]
Amount, acquired finite-lived	636	88
Finite-lived intangible assets gross	2,326	1,730
Accumulated Amortization	(1,045)	(768)
Net	1,281
Purchased intangible assets, net		962
Customer Relationships [Member] | Pure Digital Technologies Acquisition [Member]
Weighted-Average Useful Life (in years)		5
Amount, acquired finite-lived		58
Customer Relationships [Member] | Pure Networks Acquisition [Member]
Weighted-Average Useful Life (in years)		3
Amount, acquired finite-lived		3
Customer Relationships [Member] | Tidal Software Acquisition [Member]
Weighted-Average Useful Life (in years)		6.8
Amount, acquired finite-lived		22
Customer Relationships [Member] | Other Acquisitions [Member]
Weighted-Average Useful Life (in years)		3.7
Amount, acquired finite-lived		5
Developed Technology Rights [Member]
Amount, acquired finite-lived	1,482	215
Finite-lived intangible assets gross	2,396	1,469
Accumulated Amortization	(686)	(803)
Net	1,710
Purchased intangible assets, net		666
Developed Technology Rights [Member] | Post Path Acquisition [Member]
Weighted-Average Useful Life (in years)		6
Amount, acquired finite-lived		52
Developed Technology Rights [Member] | Pure Digital Technologies Acquisition [Member]
Weighted-Average Useful Life (in years)		5
Amount, acquired finite-lived		90
Developed Technology Rights [Member] | Pure Networks Acquisition [Member]
Weighted-Average Useful Life (in years)		4
Amount, acquired finite-lived		27
Developed Technology Rights [Member] | Tidal Software Acquisition [Member]
Weighted-Average Useful Life (in years)		5
Amount, acquired finite-lived		28
Developed Technology Rights [Member] | Other Acquisitions [Member]
Weighted-Average Useful Life (in years)		6
Amount, acquired finite-lived		18
Other Major Classes [Member]
Amount, acquired finite-lived	63	45
Finite-lived intangible assets gross	172	184
Accumulated Amortization	(85)	(110)
Net	87
Purchased intangible assets, net		74
Other Major Classes [Member] | Pure Digital Technologies Acquisition [Member]
Weighted-Average Useful Life (in years)		4.7
Amount, acquired finite-lived		43
Other Major Classes [Member] | Tidal Software Acquisition [Member]
Weighted-Average Useful Life (in years)		1.6
Amount, acquired finite-lived		2
Post Path Acquisition [Member]
Amount, acquired finite-lived		52
Pure Digital Technologies Acquisition [Member]
Amount, acquired finite-lived		191
Pure Networks Acquisition [Member]
Amount, acquired finite-lived		30
Tidal Software Acquisition [Member]
Amount, acquired finite-lived		52
Other Acquisitions [Member]
Amount, acquired finite-lived		23
Cost of Sales [Member]
Total intangible assets amortization expense	277	211	233
Operating Expenses [Member]
Total intangible assets amortization expense	491	533	499
IPR&D With Indefinite Lives [Member]
Amount, acquired	199
IPR&D, with indefinite lives	196
United States And Canada [Member]
Balance, beginning	9,512	9,059
Acquisitions	1,802	467
Other	(25)	(14)
Balance, ending	11,289	9,512
European Markets [Member]
Balance, beginning	1,669	1,650
Acquisitions	1,089	65
Other	(29)	(46)
Balance, ending	2,729	1,669
Emerging Markets [Member]
Balance, beginning	437	405
Acquisitions	324	37
Other	1	(5)
Balance, ending	762	437
Asia Pacific [Member]
Balance, beginning	506	479
Acquisitions	473	27
Balance, ending	979	506
Japan [Member]
Balance, beginning	801	799
Acquisitions	114	2
Balance, ending	$ 915	$ 801

Balance Sheet Details (Details) (USD $) In Millions	Jul. 31, 2010		Jul. 25, 2009
Raw materials	$ 217		$ 165
Work in process	50		33
Distributor inventory and deferred cost of sales	587		382
Manufactured finished goods	260		310
Inventory, Finished Goods	847		692
Service-related spares	161		151
Demonstration systems	52		33
Inventories	1,327		1,074
Land, buildings, and building & leasehold improvements	4,470		4,618
Computer equipment and related software	1,405		1,823
Production, engineering, and other equipment	4,702		5,075
Operating lease assets	255		227
Furniture and fixtures	476		465
Property, Plant and Equipment, Gross	11,308		12,208
Less accumulated depreciation and amortization	(7,367)		(8,165)
Property and equipment, net	3,941		4,043
Deferred tax assets	2,079		2,122
Investments in privately held companies	756		709
Lease receivables, net	1,176	[1]	966	[1]
Financed service contracts, net	763	[1]	676	[1]
Loans Receivable, Net	675	[1]	537	[1]
Other	371		271
Other Assets Noncurrent	5,820		5,281
Service	7,428		6,496
Unrecognized revenue on product shipments and other deferred revenue	2,788		2,490
Cash receipts related to unrecognized revenue from two-tier distributors	867		407
Total Product Deferred Revenue	3,655		2,897
Deferred Revenue	11,083		9,393
Current	7,664		6,438
Noncurrent	$ 3,419		$ 2,955

[1]	(1) Amounts represent the noncurrent portions of the respective balances. See Note 6 for the current portions of the respective balances.

Financing Receivables and Guarantees (Details) (USD $)	12 Months Ended
	Jul. 31, 2010		Jul. 25, 2009		Jul. 26, 2008
Gross lease receivables	$ 2,411,000,000		$ 1,996,000,000
Unearned income	(215,000,000)		(191,000,000)
Allowances	(207,000,000)		(213,000,000)
Lease receivables, net	1,989,000,000		1,592,000,000
Current	813,000,000		626,000,000
Noncurrent	1,176,000,000	[1]	966,000,000	[1]
Gross financed service contracts	1,773,000,000		1,642,000,000
Allowances	(21,000,000)		(26,000,000)
Financed service contracts, net	1,752,000,000		1,616,000,000
Current	989,000,000		940,000,000
Noncurrent	763,000,000	[1]	676,000,000	[1]
Gross loan receivables	1,249,000,000		861,000,000
Allowances	(73,000,000)		(88,000,000)
Loan receivables, net	1,176,000,000		773,000,000
Current	501,000,000		236,000,000
Noncurrent	675,000,000	[1]	537,000,000	[1]
Financing receivables gross	5,433,000,000		4,499,000,000
Financing receivables unearned	(215,000,000)		(191,000,000)
Allowances financing receivables	(301,000,000)		(327,000,000)
Financing receivables net	4,917,000,000		3,981,000,000
Financing receivable current	2,303,000,000		1,802,000,000
Financing receivable noncurrent	2,614,000,000		2,179,000,000
2011	961,000,000
2012	706,000,000
2013	454,000,000
2014	223,000,000
2015	63,000,000
Thereafter	4,000,000
Total	2,411,000,000
Channel partner financing	17,200,000,000		14,200,000,000		14,400,000,000
Balance of the channel partner financing subject to guarantees	1,400,000,000		1,100,000,000
Financing provided by third parties for leases and loans on which the Company has provided guarantees	944,000,000		1,200,000,000		1,200,000,000
Channel partner	448,000,000		334,000,000
End user	304,000,000		405,000,000
Total	752,000,000		739,000,000
Channel partner	277,000,000		218,000,000
End user	272,000,000		378,000,000
Total	$ 549,000,000		$ 596,000,000

[1]	(1) Amounts represent the noncurrent portions of the respective balances. See Note 6 for the current portions of the respective balances.

Investments (Details) (USD $) In Millions	12 Months Ended
	Jul. 31, 2010		Jul. 25, 2009		Jul. 26, 2008
Amortized cost	$ 34,746		$ 29,111
Gross unrealized gains	609		388
Gross unrealized losses	(75)		(216)
Fair value	35,280		29,283
Gross realized gains	279		435		306
Gross realized losses	(110)		(459)		(197)
Total Net realized gain (loss)	169		(24)		109
Net gains on investments in publicly traded equity securities	66		86		88
Net gains (losses) on investment in fixed income securities	103		(110)		21
Balance at beginning of fiscal year	(153)	[1]	(159)	[1]
Sales of other-than-temporarily-impaired fixed income securities	58		6	[1]
Balance at end of fiscal year	(95)		(153)	[1]	(159)	[1]
Secured lending of securities	0.25
Collateral of market value	1.02
US government securities [Member]
Amortized cost	16,570		10,266
Gross unrealized gains	42		23
Gross unrealized losses			(5)
Fair value	16,612		10,284
Gross unrealized losses less than 12 months, fair value			1,850
Total gross unrealized losses, fair value			1,850
Gross unrealized losses less than 12 months			(5)
Total Gross Unrealized losses			(5)
US government agency securities [Member]
Amortized cost	13,511	[2]	15,501	[2]
Gross unrealized gains	68	[2]	104	[2]
Gross unrealized losses			(2)	[2]
Fair value	13,579	[2]	15,603	[2]
Gross unrealized losses less than 12 months, fair value			1,346	[3]
Total gross unrealized losses, fair value			1,346	[3]
Gross unrealized losses less than 12 months			(2)	[3]
Total Gross Unrealized losses			(2)	[3]
Non-U.S. Government And Agency Securities [Member]
Amortized cost	1,452	[4]	528	[4]
Gross unrealized gains	15	[4]	12	[4]
Fair value	1,467	[4]	540	[4]
Gross unrealized losses less than 12 months, fair value			16	[4]
Gross unrealized losses 12 months or greater, fair value			5	[4]
Total gross unrealized losses, fair value			21	[4]
Corporate debt securities [Member]
Amortized cost	2,179		1,740
Gross unrealized gains	64		51
Gross unrealized losses	(21)		(86)
Fair value	2,222		1,705
Gross unrealized losses less than 12 months, fair value	140		123
Gross unrealized losses 12 months or greater, fair value	304		613
Total gross unrealized losses, fair value	444		736
Gross unrealized losses less than 12 months	(1)		(10)
Gross unrealized losses 12 months or greater	(20)		(76)
Total Gross Unrealized losses	(21)		(86)
Asset-backed securities [Member]
Amortized cost	145		252
Gross unrealized gains	9		5
Gross unrealized losses	(5)		(34)
Fair value	149		223
Gross unrealized losses less than 12 months, fair value	2		41
Gross unrealized losses 12 months or greater, fair value	115		141
Total gross unrealized losses, fair value	117		182
Gross unrealized losses less than 12 months			(11)
Gross unrealized losses 12 months or greater	(5)		(23)
Total Gross Unrealized losses	(5)		(34)
Total fixed income securities [Member]
Amortized cost	33,857		28,287
Gross unrealized gains	198		195
Gross unrealized losses	(26)		(127)
Fair value	34,029		28,355
Impairment charges			219
Gross unrealized losses less than 12 months, fair value	142		3,376
Gross unrealized losses 12 months or greater, fair value	419		759
Total gross unrealized losses, fair value	561		4,135
Gross unrealized losses less than 12 months	(1)		(28)
Gross unrealized losses 12 months or greater	(25)		(99)
Total Gross Unrealized losses	(26)		(127)
Publicly traded equity securities [Member]
Amortized cost	889		824
Gross unrealized gains	411		193
Gross unrealized losses	(49)		(89)
Fair value	1,251		928
Impairment charges			39
Gross unrealized losses less than 12 months, fair value	168		25
Gross unrealized losses 12 months or greater, fair value	393		328
Total gross unrealized losses, fair value	561		353
Gross unrealized losses less than 12 months	(12)		(3)
Gross unrealized losses 12 months or greater	(37)		(86)
Total Gross Unrealized losses	(49)		(89)
Total equity and fixed income securities [Member]
Gross unrealized losses less than 12 months, fair value	310		3,401
Gross unrealized losses 12 months or greater, fair value	812		1,087
Total gross unrealized losses, fair value	1,122		4,488
Gross unrealized losses less than 12 months	(13)		(31)
Gross unrealized losses 12 months or greater	(62)		(185)
Total Gross Unrealized losses	(75)		(216)
Fixed Income Securities Maturities Within One Year [Member]
Amortized cost	24,004
Fair value	24,044
Fixed Income Securities Maturities Between One And Two Years [Member]
Amortized cost	5,631
Fair value	5,703
Fixed Income Securities Maturities Between Two And Five Years [Member]
Amortized cost	3,867
Fair value	3,928
Fixed Income Securities Maturities Beyond Five Years [Member]
Amortized cost	355
Fair value	$ 354

[1]	(1) The beginning balance for the year ended July 25, 2009 represents the credit loss balance as of April 26, 2009, the date on which the Company adopted the revised accounting guidance related to other-than-temporary impairments on debt securities.
[2]	(1) Includes corporate securities that are guaranteed by the Federal Deposit Insurance Corporation (FDIC).
[3]	(1) Includes corporate securities that are guaranteed by the FDIC.
[4]	(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

Fair Value (Details) (USD $) In Millions	12 Months Ended
	Jul. 31, 2010		Jul. 25, 2009
Derivative assets	$ 163		$ 113
Derivative liabilities	19		66
Total assets	38,240		34,319
Total liabilities	19		66
Beginning balance	227
Transfers in to Level 3			624
Included in other income (loss), net	(6)		(28)
Included in operating expenses	(1)		(2)
Included in other comprehensive income	34		(9)
Purchases, sales and maturities	(102)		(358)
Ending balance	152		227
Losses attributable to assets still held	(1)		(13)
Purchased intangible assets	28		95
Available-for-sale Securities [Member]
U.S. Government securities	16,612		10,284
U.S. Government agency securities	13,579	[1]	15,603	[1]
Non-U.S. government and agency securities	1,467	[2]	540	[2]
Corporate debt securities	2,222		1,705
Asset-backed securities	149		223
Publicly traded equity securities	1,251		928
Available-for-sale Securities [Member] | Fair Value Inputs (Level 1) [Member]
Publicly traded equity securities	1,251		928
Available-for-sale Securities [Member] | Fair Value Inputs (Level 2) [Member]
U.S. Government securities	16,612		10,284
U.S. Government agency securities	13,579	[1]	15,603	[1]
Non-U.S. government and agency securities	1,467	[2]	540	[2]
Corporate debt securities	2,222		1,705
Available-for-sale Securities [Member] | Fair Value Inputs (Level 3) [Member]
Asset-backed securities	149		223
Derivative Assets [Member]
Beginning balance	4
Transfers in to Level 3			6
Included in operating expenses	(1)		(2)
Ending balance	3		4
Losses attributable to assets still held	(1)
Asset-backed securities [Member]
Beginning balance	223
Transfers in to Level 3			618
Included in other income (loss), net	(6)		(28)
Included in other comprehensive income	34		(9)
Purchases, sales and maturities	(102)		(358)
Ending balance	149		223
Losses attributable to assets still held			(13)
Cash Equivalents [Member]
Money market funds	2,521		4,514
U.S. Government securities	235		61
U.S. Government agency securities	40	[1]	313	[1]
Corporate debt securities	1		35
Cash Equivalents [Member] | Fair Value Inputs (Level 1) [Member]
Money market funds	2,521		4,514
Cash Equivalents [Member] | Fair Value Inputs (Level 2) [Member]
U.S. Government securities	235		61
U.S. Government agency securities	40	[1]	313	[1]
Corporate debt securities	1		35
Net Carrying Value [Member]
Investments in privately held companies	45		69
Property held for sale	25
Fair Value Inputs (Level 1) [Member]
Total assets	3,772		5,442
Fair Value Inputs (Level 2) [Member]
Derivative assets	160		109
Derivative liabilities	19		66
Total assets	34,316		28,650
Total liabilities	19		66
Fair Value Inputs (Level 3) [Member]
Derivative assets	3		4
Total assets	152		227
Investments in privately held companies	45		69
Property held for sale	25
Total Losses Gains For Year End [Member]
Investments in privately held companies	(25)		(78)
Purchased intangible assets	(28)
Property held for sale	(86)
Fair value nonrecurring basis (gain) loss recorded total	(137)		(87)
Fair Value Measured On A Nonrecurring Basis Gains Losses On Assets No Longer Held	$ 2		$ (9)

[1]	(1) Includes corporate securities that are guaranteed by the FDIC.
[2]	(2) Includes agency and corporate securities that are guaranteed by non-U.S. governments.

Borrowings (Details) (USD $)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Nov. 30, 2009
Senior Notes	$ 15,000,000,000	$ 10,000,000,000	$ 5,000,000,000
Other notes and borrowings	59,000,000	2,000,000
Unaccreted discount	(73,000,000)	(21,000,000)
Hedge accounting adjustment	298,000,000	314,000,000
Total	15,284,000,000	10,295,000,000
Short-term debt	3,096,000,000	0
Long-term debt	12,188,000,000	10,295,000,000
Total	15,284,000,000	10,295,000,000
Notional amount of interest rate derivatives	1,500,000,000
Fair value of the Company's long-term debt	16,300,000,000	10,500,000,000
Unsecured revolving credit facility that is scheduled to expire on August 17, 2012	3,000,000,000
Scheduled to expire on		August 17, 2012
Line of credit facility interest rate spread above federal funds rate	0.005
Increase the commitments under the credit facility by up to an additional	1,900,000,000
Extend the expiration date of the credit facility		August 15, 2014
Senior Debt 5.25% Fixed Rate Notes, Due 2011 [Member]
Senior Notes	3,000,000,000	3,000,000,000
Effective Rate	0.0312	0.0312
Senior Debt 2.90% Fixed Rate Notes, Due 2014 [Member]
Senior Notes	500,000,000
Effective Rate	0.0311
Fixed interest rate			0.029
Senior Debt 5.50% Fixed Rate Notes, Due 2016 [Member]
Senior Notes	3,000,000,000	3,000,000,000
Effective Rate	0.0318	0.0434
Senior Debt 4.95% Fixed Rate Notes, Due 2019 [Member]
Senior Notes	2,000,000,000	2,000,000,000
Effective Rate	0.0508	0.0508
Senior Debt 4.45% Fixed Rate Notes Due 2020 [Member]
Senior Notes	2,500,000,000
Effective Rate	0.045
Fixed interest rate	0.0445
Senior Debt 5.90% Fixed Rate Notes, Due 2039 [Member]
Senior Notes	2,000,000,000	2,000,000,000
Effective Rate	0.0611	0.0611
Senior Debt 5.50% Fixed Rate Notes Due 2040 [Member]
Senior Notes	$ 2,000,000,000
Effective Rate	0.0567
Fixed interest rate	0.055

Derivative Instruments (Details) (USD $)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009
Derivative asset, designated	$ 154,000,000	$ 87,000,000
Derivative liabilities, designated	7,000,000	36,000,000
Derivative asset, not designated	9,000,000	26,000,000
Derivative liabilities, not designated	12,000,000	30,000,000
Total Derivative Asset, Fair Value	163,000,000	113,000,000
Total Derivative Liability, Fair Value	19,000,000	66,000,000
Gains (Losses) Recognized in OCI on Derivatives (Effective Portion)	56,000,000	(160,000,000)
Gains (Losses) Reclassified From AOCI Into Income (Effective Portion)	(1,000,000)	(110,000,000)
Net Derivative Gains to Be Reclassified from AOCI into Earnings in Next Twelve Months	40,000,000
Total foreign currency hedging instruments	7,335,000,000	7,491,000,000
Notional amount of interest rate derivatives	1,500,000,000
Interest rate derivatives designated as cash flow hedge long-term debt	3,700,000,000	3,900,000,000
Net foreign investments hedge maturity period, in months	18
Other Assets [Member] | Interest rate derivatives [Member]
Derivative asset, designated	72,000,000
Other Assets [Member] | Equity derivatives [Member]
Derivative asset, not designated	2,000,000	2,000,000
Other Current Assets [Member] | Foreign currency derivatives [Member]
Derivative asset, designated	82,000,000	87,000,000
Derivative asset, not designated	6,000,000	22,000,000
Other Current Assets [Member] | Equity derivatives [Member]
Derivative asset, not designated	1,000,000	2,000,000
Other Current Liabilities [Member] | Foreign currency derivatives [Member]
Derivative liabilities, designated	7,000,000	36,000,000
Derivative liabilities, not designated	12,000,000	30,000,000
Operating Expenses [Member] | Derivatives Not Designated as Hedging Instruments [Member] | Equity derivatives [Member]
Gain (Losses) Recognized in Income	18,000,000	(14,000,000)
Operating Expenses [Member] | Foreign currency derivatives [Member]
Gains (Losses) Reclassified From AOCI Into Income (Effective Portion)	(1,000,000)	(95,000,000)
Operating Expenses [Member] | Other derivatives [Member]
Gains (Losses) Reclassified From AOCI Into Income (Effective Portion)		(2,000,000)
Cost Of Sales Service [Member] | Foreign currency derivatives [Member]
Gains (Losses) Reclassified From AOCI Into Income (Effective Portion)		(13,000,000)
Other Income Loss Net [Member] | Derivatives Designated as Fair Value Hedging Instruments [Member] | Interest rate derivatives [Member]
Gain (Losses) Recognized in Income		(7,000,000)
Other Income Loss Net [Member] | Derivatives Designated as Fair Value Hedging Instruments [Member] | Equity derivatives [Member]
Gain (Losses) Recognized in Income	3,000,000	97,000,000
Other Income Loss Net [Member] | Derivatives Not Designated as Hedging Instruments [Member] | Foreign currency derivatives [Member]
Gain (Losses) Recognized in Income	(100,000,000)	1,000,000
Other Income Loss Net [Member] | Derivatives Not Designated as Hedging Instruments [Member] | Equity derivatives [Member]
Gain (Losses) Recognized in Income	12,000,000	11,000,000
Interest Expense [Member] | Derivatives Designated as Fair Value Hedging Instruments [Member] | Interest rate derivatives [Member]
Gain (Losses) Recognized in Income	72,000,000
Derivatives Designated as Fair Value Hedging Instruments [Member]
Gain (Losses) Recognized in Income	75,000,000	90,000,000
Derivatives Designated as Cash Flow Hedging Instruments [Member]
Foreign currency hedging instruments	2,611,000,000	2,965,000,000
Derivatives Designated as Net Investment Hedging Instruments [Member]
Net investments hedge instruments	105,000,000	103,000,000
Derivatives Not Designated as Hedging Instruments [Member]
Gain (Losses) Recognized in Income	(70,000,000)	(2,000,000)
Other derivatives not designated as hedging instruments	4,619,000,000	4,423,000,000
Interest Rate Swap [Member]
Notional amount of interest rate derivatives	1,500,000,000
Foreign currency derivatives [Member]
Gains (Losses) Recognized in OCI on Derivatives (Effective Portion)	33,000,000	(116,000,000)
Interest rate derivatives [Member]
Gains (Losses) Recognized in OCI on Derivatives (Effective Portion)	23,000,000	(42,000,000)
Other derivatives [Member]
Gains (Losses) Recognized in OCI on Derivatives (Effective Portion)		(2,000,000)
Equity derivatives [Member]
Gain Loss Net investments in foreign subsidiaries	2,000,000
Foreign currency hedging amounts	$ 169,000,000	$ 91,000,000

Commitments and Contingencies (Details) (USD $)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Operating lease rent expense	$ 364,000,000	$ 328,000,000	$ 291,000,000
2011	343,000,000
2012	243,000,000
2013	167,000,000
2014	119,000,000
2015	122,000,000
Thereafter	310,000,000
Total	1,304,000,000
Total purchase commitments for inventory	4,319,000,000	1,962,000,000
Liability for unconditional purchase agreements	135,000,000	175,000,000
Additional employee compensation	120,000,000	291,000,000	340,000,000
Future contingent consideration for employee compensation	205,000,000
Funding commitments	279,000,000	313,000,000
Balance at beginning of fiscal year	321,000,000	399,000,000
Provision for warranties issued	469,000,000	374,000,000
Payments	(437,000,000)	(452,000,000)
Fair value of warranty liability acquired	7,000,000
Balance at end of fiscal year	360,000,000	321,000,000	399,000,000
Warranty periods for products, min, days	90
Warranty periods for products, max, years	5
Brazilian authority claim of import tax evasion by importer, tax portion	190,000,000
Brazilian authority claim of import tax evasion by importer, interest portion	85,000,000
Brazilian authority claim of import tax evasion by importer, penalties portion	$ 1,600,000,000

Shareholder's Equity (Details) (USD $) Share data in Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Authorized common stock repurchase amount	$ 72,000,000,000		$ 72,000,000,000
Remaining authorized repurchase amount	7,000,000,000		7,000,000,000
Cumulative balance			3,127	2,802	2,600
Repurchase of common stock, Shares			325	202
Cumulative balance	$ 20.78	$ 20.41	$ 20.78	$ 20.41	$ 20.6
Repurchase of common stock			$ 24.02	$ 17.89
Cumulative balance	64,982,000,000	57,179,000,000	64,982,000,000	57,179,000,000	53,579,000,000
Repurchase of common stock under the stock repurchase program			7,803,000,000	3,600,000,000
Stock repurchased in settlement of employee tax withholding obligations shares			5.6	1.1
Net income	1,935,000,000	1,081,000,000	7,767,000,000	6,134,000,000	8,052,000,000
Change in net unrealized gains (losses), net of tax effects of $199, $(33), and $17 in fiscal 2010, 2009, and 2008, respectively			334,000,000	(71,000,000)	57,000,000
Net unrealized (gains) losses reclassified into earnings, net of tax effects of $17, $10, and $30 in fiscal 2010, 2009, and 2008, respectively			(151,000,000)	33,000,000	(79,000,000)
Change in derivative instruments, net of tax effects of $9, $(16), and $0 in fiscal 2010, 2009, 2008, respectively			46,000,000	(141,000,000)	60,000,000
Net unrealized (gains) losses reclassified into earnings, net of tax effects			2,000,000	108,000,000	(60,000,000)
Net change in cumulative translation adjustment and other, net of tax effects			(55,000,000)	(192,000,000)	227,000,000
Comprehensive income			7,943,000,000	5,871,000,000	8,257,000,000
Comprehensive loss (income) attributable to noncontrolling interests			12,000,000	19,000,000	(39,000,000)
Comprehensive income attributable to Cisco Systems, Inc.			7,955,000,000	5,890,000,000	8,218,000,000
Net unrealized gains on investments	333,000,000	138,000,000	333,000,000	138,000,000	206,000,000
Net unrealized gains (losses) on derivative instruments	27,000,000	(21,000,000)	27,000,000	(21,000,000)	12,000,000
Cumulative translation adjustments and other	263,000,000	318,000,000	263,000,000	318,000,000	510,000,000
Total	$ 623,000,000	$ 435,000,000	$ 623,000,000	$ 435,000,000	$ 728,000,000

Shareholder's Equity (Parenthetical) (Details) (USD $) In Millions	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Other comprehensive income, unrealized holding gain (loss) on securities arising during period, tax	$ 199	$ (33)	$ 17
Net unrealized (gains) losses reclassified into earnings, tax effect	17	10	30
Change in derivative instruments tax effects	$ 9	$ (16)	$ 0

Employee Benefit Plans (Details) (USD $) Share data in Millions, except Per Share data, unless otherwise specified	12 Months Ended							12 Months Ended							12 Months Ended																																											12 Months Ended
	Jul. 31, 2010		Jul. 25, 2009		Jul. 26, 2008		Jul. 28, 2007	Jul. 31, 2010 Stock Option Number Outstanding [Member] Employee Stock Option [Member]		Jul. 25, 2009 Stock Option Number Outstanding [Member] Employee Stock Option [Member]		Jul. 26, 2008 Stock Option Number Outstanding [Member] Employee Stock Option [Member]		Jul. 28, 2007 Stock Option Number Outstanding [Member] Employee Stock Option [Member]	Jul. 31, 2010 Number Of Shares Restricted Stock [Member]	Jul. 25, 2009 Number Of Shares Restricted Stock [Member]	Jul. 26, 2008 Number Of Shares Restricted Stock [Member]	Jul. 31, 2010 Weighted Average Grant Date Price Of Restricted Stock [Member]	Jul. 25, 2009 Weighted Average Grant Date Price Of Restricted Stock [Member]	Jul. 26, 2008 Weighted Average Grant Date Price Of Restricted Stock [Member]	Jul. 31, 2010 Aggregated Fair Market Value Of Restricted Stock [Member]	Jul. 25, 2009 Aggregated Fair Market Value Of Restricted Stock [Member]	Jul. 26, 2008 Aggregated Fair Market Value Of Restricted Stock [Member]	Jul. 31, 2010 Price 0.01 To 15.00 [Member]	Jul. 31, 2010 Price 15.01 To 18.00 [Member]	Jul. 31, 2010 Price 18.01 To 20.00 [Member]	Jul. 31, 2010 Price 20.01 To 25.00 [Member]	Jul. 31, 2010 Price 25.01 To 35.00 [Member]	Jul. 31, 2010 Price 35.01 To 70.00 [Member]	Jul. 31, 2010 Cost Of Sales Product [Member]	Jul. 25, 2009 Cost Of Sales Product [Member]	Jul. 26, 2008 Cost Of Sales Product [Member]	Jul. 31, 2010 Cost Of Sales Service [Member]	Jul. 25, 2009 Cost Of Sales Service [Member]	Jul. 26, 2008 Cost Of Sales Service [Member]	Jul. 31, 2010 Employee Share Based Compensation Expense In Cost Of Sales [Member]	Jul. 25, 2009 Employee Share Based Compensation Expense In Cost Of Sales [Member]	Jul. 26, 2008 Employee Share Based Compensation Expense In Cost Of Sales [Member]	Jul. 31, 2010 Research And Development [Member]	Jul. 25, 2009 Research And Development [Member]	Jul. 26, 2008 Research And Development [Member]	Jul. 31, 2010 Sales And Marketing [Member]	Jul. 25, 2009 Sales And Marketing [Member]	Jul. 26, 2008 Sales And Marketing [Member]	Jul. 31, 2010 General And Administrative [Member]	Jul. 25, 2009 General And Administrative [Member]	Jul. 26, 2008 General And Administrative [Member]	Jul. 31, 2010 Employee Share Based Compensation Expense In Operating Expenses [Member]	Jul. 25, 2009 Employee Share Based Compensation Expense In Operating Expenses [Member]	Jul. 26, 2008 Employee Share Based Compensation Expense In Operating Expenses [Member]	Jul. 31, 2010 Employee Stock Option [Member]	Jul. 25, 2009 Employee Stock Option [Member]	Jul. 26, 2008 Employee Stock Option [Member]	Jul. 31, 2010 Employee Stock [Member]	Jul. 25, 2009 Employee Stock [Member]	Jul. 26, 2008 Employee Stock [Member]	Nov. 15, 2007 Employee Stock [Member]	Jul. 31, 2010 Defined Contribution Pension [Member]	Jul. 25, 2009 Defined Contribution Pension [Member]	Jul. 26, 2008 Defined Contribution Pension [Member]
Stock purchase plan - shares of the Company's common stock had been reserved for issuance																																																						471.4
Shares issued under employee purchase plan																																																						27	28	19
Shares available under employee purchase plan																																																						156
Shares reserved in employee stock incentive plan																																																						2,500			559
Options Outstanding	732							732		1,004		1,199		1,289										71	137	177	188	158	1
Granted and Assumed	(15)		(14)		(159)			15		14		159
Exercised								(158)	[1]	(33)	[1]	(146)	[1]
Cancelled forfeited expired								(129)		(176)		(103)
Stock Options number outstanding	606		768																					65	129	173	146	92	1
Stock options outstanding weighted-average remaining contractual life (in Years)	3.94																							2.5	3.18	2.9	4.26	6.02	0.61
Stock options exercisable weighted-average exercise price per share	$ 20.51		$ 24.16																					$ 10.87	$ 17.34	$ 19.29	$ 22.4	30.56	54.22
Stock options outstanding weighted-average exercise price per share	$ 21.39		$ 24.29		$ 27.83		$ 26.6																	$ 10.62	$ 17.36	$ 19.29	$ 22.48	30.63	54.22
Stock options, grants in period, weighted average exercise price	$ 13.23		$ 19.01		$ 31.12
Stock options, exercises in period, weighted average exercise price	$ 17.88	[1]	$ 14.67	[1]	$ 18.5	[1]
Stock options, forfeitures in period, weighted average exercise price	$ 47.31		$ 49.79		$ 30.74
Stock options outstanding aggregate intrinsic value	$ 2,460,000,000																							$ 884,000,000	$ 782,000,000	$ 669,000,000	$ 125,000,000
Stock options exercisable aggregate intrinsic value	2,286,000,000																							782,000,000	741,000,000	654,000,000	109,000,000
Closing Stock Price	23.07
In The Money Exercisable Stock Option Shares	500
Weighted Average exercise price outstanding exercisable options	$ 21.39		$ 24.29		$ 27.83		$ 26.6																	$ 10.62	$ 17.36	$ 19.29	$ 22.48	30.63	54.22
Balance	295		253		362		294
Balance															62	10	11
Granted and Assumed															54	57	4
Vested															(16)	(4)	(4)
Cancelled/forfeited															(3)	(1)	(1)
Balance															97	62	10
Weighted-Average Grant Date Price Per Share, Beginning Balance																		21.25	24.27	22.52
Weighted-Average Grant Date Price Per Share, Granted and assumed																		23.4	20.9	27.29
Weighted-Average Grant Date Price Per Share, Vested																		21.56	23.56	22.49
Weighted-Average Grant Date Price Per Share, Cancelled/forfeited																		22.4	22.76	24.24
Weighted-Average Grant Date Price Per Share, Ending Balance																		22.35	21.25	24.27
Aggregated Fair Market Value of Vested Shares																					378,000,000	69,000,000	83,000,000
Restricted Stock Units And Other Share Based Awards Granted And Assumed	(81)		(140)		(11)
Share Based Awards Canceled Forfeited	123		38		27
Additional shares reserved	15		7		211
Allocated Share-based Compensation Expense	1,517,000,000		1,231,000,000		1,112,000,000																									57,000,000	46,000,000	40,000,000	164,000,000	128,000,000	108,000,000	221,000,000	174,000,000	148,000,000	450,000,000	382,000,000	339,000,000	536,000,000	441,000,000	438,000,000	310,000,000	234,000,000	187,000,000	1,296,000,000	1,057,000,000	964,000,000
Compensation cost related to unvested share-based awards not yet recognized	3,300,000,000
Compensation cost related to unvested share-based awards not yet recognized, period	2.5
Income tax benefit for employee share-based compensation expense	415,000,000		317,000,000		362,000,000
Number of options																																																			4	9	151
Expected volatility																																																			0.305	0.36	0.31	0.309	0.364	0.326
Risk-free interest rate																																																			0.023	0.03	0.043	0.005	0.006	0.027
Expected dividend																																																			0	0	0	0	0	0
Kurtosis																																																			0.041	0.045	0.046
Skewness																																																			0.002	(0.0019)	(0.008)
Weighted-average expected life (in years)																																																			5.1	5.9	6.3	1.3	1.1	0.5
Weighted-average estimated grant date fair value																																																			6.5	6.6	9.6	6.53	5.46	6.12
Company's matching contributions to the 401k Plan																																																										210,000,000	202,000,000	171,000,000
Maximum matching contribution made by the Company	11,025
Deferred Compensation Liability, Classified, Noncurrent	280,000,000		220,000,000
Employee contribution minimum	0.01
Employee contribution maximum	0.75
Employee contribution maximum	1
Company match on employee contribution	0.045
Annual limit on eligible earnings	$ 245,000

[1]	(1) The total pretax intrinsic value of stock options exercised during fiscal 2010, 2009, and 2008 was $1.0 billion, $158 million, and $1.6 billion, respectively.

Employee Benefit Plans (Parenthetical) (Details) (USD $) In Millions	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Total Pretax Intrinsic Value	$ 1,000	$ 158	$ 1,600

Income Taxes (Details) (USD $)	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Current, federal	$ 1,469,000,000	$ 1,615,000,000	$ 2,384,000,000
Deferred, federal	(435,000,000)	(397,000,000)	(693,000,000)
Total federal income tax provision	1,034,000,000	1,218,000,000	1,691,000,000
Current, state	186,000,000	132,000,000	173,000,000
Deferred, state		(30,000,000)	(62,000,000)
Total state income tax provision	186,000,000	102,000,000	111,000,000
Current, foreign	470,000,000	386,000,000	418,000,000
Deferred, foreign	(42,000,000)	(147,000,000)	(17,000,000)
Total foreign income tax provision	428,000,000	239,000,000	401,000,000
Total	1,648,000,000	1,559,000,000	2,203,000,000
United States	1,102,000,000	1,650,000,000	3,044,000,000
International	8,313,000,000	6,043,000,000	7,211,000,000
Total	9,415,000,000	7,693,000,000	10,255,000,000
Federal statutory rate	0.35	0.35	0.35
State taxes, net of federal tax benefit	0.014	0.013	0.009
Foreign income at other than U.S. rates	(0.193)	(0.189)	(0.161)
Tax credits	(0.005)	(0.024)	(0.008)
Tax audit settlement			(0.016)
Transfer pricing adjustment related to share-based compensation	(0.017)	0.023
Nondeductible Compensation	0.02	0.026	0.018
International realignment			0.022
Other, net	0.006	0.004	0.001
Total	0.175	0.203	0.215
Court decision on share based compensation impact on income tax benefit	158,000,000
Court decision on share based compensation impact on income tax benefit percent	0.017
Court decision on share based compensation impact on paid in capital	566,000,000
Retroactive research and development tax credit tax benefit in tax provision		106,000,000
Tax expense resulting from intercompany realignment of foreign operations			229,000,000
Tax benefit resulting from tax matters settlement			162,000,000
Undistributed foreign earnings in which U.S. income taxes were not provided	31,600,000,000
Employment and capital investment actions tax incentive effect on income tax rates	1,700,000,000	1,300,000,000	1,600,000,000
Employment and capital investment actions tax incentive effect on income tax rates	$ 0.3	$ 0.22	$ 0.26
Unrecognized Tax Benefits, Beginning Balance	2,816,000,000	2,505,000,000	3,331,000,000
Additions based on tax positions related to current year	246,000,000	190,000,000	488,000,000
Additions for tax positions of prior years	60,000,000	307,000,000	147,000,000
Reductions for tax positions of prior years	(250,000,000)	(17,000,000)	(466,000,000)
Settlements	(140,000,000)	(109,000,000)	(951,000,000)
Lapse of statute of limitations	(55,000,000)	(60,000,000)	(44,000,000)
Unrecognized Tax Benefits, Ending Balance	2,677,000,000	2,816,000,000	2,505,000,000
Unrecognized tax benefits that would impact tax rate	2,300,000,000
Interest accrued related to unrecognized tax benefits in fiscal years	(167,000,000)	158,000,000
Penalties accrued related to unrecognized tax benefits in fiscal years	5,000,000	5,000,000
Interest and penalties accrued related to unrecognized tax benefits	167,000,000	329,000,000
Change in gross unrecognized tax benefits resulting from court decision	(220,000,000)	214,000,000
Change in accrued interest resulting from court decision	(218,000,000)	197,000,000
Accrued interest decreases resulting from IRS settlements			39,000,000
Decrease in gross unrecognized tax benefits with settlements			1,000,000,000
Deferred Tax Assets Net Current	2,126,000,000	2,320,000,000
Deferred Tax Assets Net Noncurrent	2,079,000,000	2,122,000,000
Deferred tax liabilities - current	(87,000,000)	(12,000,000)
Deferred tax liabilities - noncurrent	(276,000,000)	(57,000,000)
Allowance for doubtful accounts and returns	248,000,000	300,000,000
Deferred tax assets sales type and direct finance leases	224,000,000	226,000,000
Inventory write-downs and capitalization	176,000,000	238,000,000
Investment provisions	329,000,000	333,000,000
In-process R&D, goodwill, and purchased intangible assets	191,000,000	222,000,000
Deferred revenue	1,752,000,000	1,475,000,000
Credits and net operating loss carryforwards	752,000,000	817,000,000
Share-based compensation expense	970,000,000	809,000,000
Accrued compensation	339,000,000	405,000,000
Other	517,000,000	600,000,000
Gross deferred tax assets	5,498,000,000	5,425,000,000
Valuation allowance	(76,000,000)	(66,000,000)
Total deferred tax assets	5,422,000,000	5,359,000,000
Purchased intangible assets	(1,224,000,000)	(639,000,000)
Depreciation	(120,000,000)	(288,000,000)
Unrealized gains on investments	(185,000,000)	(12,000,000)
Other	(51,000,000)	(47,000,000)
Total deferred tax liabilities	(1,580,000,000)	(986,000,000)
Total net deferred tax assets	3,842,000,000	4,373,000,000
Domestic Country [Member]
Operating loss carryforwards	325,000,000
Federal and State Tax credit carryforwards	8,000,000
Foreign Country [Member]
Operating loss carryforwards	252,000,000
State and Local Jurisdiction [Member]
Operating loss carryforwards	1,600,000,000
Federal and State Tax credit carryforwards	$ 584,000,000

Income Taxes (Parenthetical) (Details) (USD $) In Millions	12 Months Ended
Jul. 31, 2010
Cumulative Effect Of Initial Adoption Of FIN48 To Retained Earnings And Additional Paid In Capital	$ 451

Segment Information and Major Customers (Details) (USD $) In Millions	3 Months Ended		12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 31, 2010		Jul. 25, 2009		Jul. 26, 2008
Net sales	$ 10,836	$ 8,535	$ 40,040		$ 36,117		$ 39,540
Gross margin	6,793	5,461	25,643		23,094		25,346
Cash and cash equivalents and investments	39,861	35,001	39,861		35,001
Customer concentration risk, percentage	0.1	0.1	0.1		0.1		0.1
Property and equipment, net	3,941	4,043	3,941		4,043		4,151
Geographic segment theater total			26,119		23,486		25,727
Unallocated cost of revenue corporate items			(476)	[1]	(392)	[1]	(381)	[1]
Europe Markets [Member]
Net sales			8,048		7,683		8,123
Gross margin			5,421		5,106		5,331
United States [Member]
Net sales			20,400		18,200		20,100
Cash and cash equivalents and investments			6,700		5,900
Property and equipment, net			3,283		3,330		3,478
Router [Member]
Net sales			6,574		6,311		7,940
Switches [Member]
Net sales			13,568		12,119		13,538
Advanced Technologies [Member]
Net sales			9,639		9,093		9,446
Other Products [Member]
Net sales			2,639		1,608		2,175
Total Product [Member]
Net sales			32,420		29,131		33,099
Total Service [Member]
Net sales			7,620		6,986		6,441
International [Member]
Cash and cash equivalents and investments	33,200	29,100
Property and equipment, net	658	713					673
United States And Canada [Member]
Net sales			21,740	[2]	19,345	[2]	21,242	[2]
Gross margin			14,077		12,711		13,917
Emerging Markets [Member]
Net sales			4,367		3,999		4,530
Gross margin			2,807		2,428		2,788
Asia Pacific [Member]
Net sales			4,359		3,718		4,276
Gross margin			2,713		2,293		2,751
Japan [Member]
Net sales			1,526		1,372		1,369
Gross margin			$ 1,101		$ 948		$ 940

[1]
[2]	Net sales in the United States were $20.4 billion, $18.2 billion, and $20.1 billion for fiscal 2010, 2009, and 2008, respectively.

Segment Information and Major Customers (Details) (Parenthetical) (USD $) In Millions	3 Months Ended								12 Months Ended
	Jul. 31, 2010	May 01, 2010	Jan. 23, 2010	Oct. 24, 2009	Jul. 25, 2009	Apr. 25, 2009	Jan. 24, 2009	Oct. 25, 2008	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Net sales	$ 10,836	$ 10,368	$ 9,815	$ 9,021	$ 8,535	$ 8,162	$ 9,089	$ 10,331	$ 40,040	$ 36,117	$ 39,540
United States [Member]
Net sales									$ 20,400	$ 18,200	$ 20,100

Net Income per Share (Details) (USD $) In Millions, except Per Share data	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Net income	$ 7,767	$ 6,134	$ 8,052
Weighted-average shares-basic	5,732	5,828	5,986
Effective of dilutive potential common shares	116	29	177
Weighted-average shares-diluted	5,848	5,857	6,163
Net income per share-basic	$ 1.36	$ 1.05	$ 1.35
Net income per share-diluted	$ 1.33	$ 1.05	$ 1.31
Antidilutive employee share-based awards, excluded	344	977	567

Valuation and Qualifying Accounts (Details) (USD $) In Millions	12 Months Ended
	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Lease Recevables
Beginning balance	$ 213	$ 136	$ 104
Provision	25	80	37
Write-off and other	(31)	(3)	(5)
Ending balance	207	213	136
Loan Receivables
Beginning balance	88	128	243
Provision	43	33	13
Write-off and other	(58)	(73)	(128)
Ending balance	73	88	128
Accounts Receivables
Beginning balance	216	177	166
Provision	44	54	34
Write-off and other	(25)	(15)	(23)
Ending balance	$ 235	$ 216	$ 177

Supplementary Financial Data (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Jul. 31, 2010	May 01, 2010	Jan. 23, 2010	Oct. 24, 2009	Jul. 25, 2009	Apr. 25, 2009	Jan. 24, 2009	Oct. 25, 2008	Jul. 31, 2010	Jul. 25, 2009	Jul. 26, 2008
Net sales	$ 10,836	$ 10,368	$ 9,815	$ 9,021	$ 8,535	$ 8,162	$ 9,089	$ 10,331	$ 40,040	$ 36,117	$ 39,540
Gross margin	6,793	6,630	6,332	5,888	5,461	5,229	5,723	6,681	25,643	23,094	25,346
Net income	1,935	2,192	1,853	1,787	1,081	1,348	1,504	2,201	7,767	6,134	8,052
Net income per share-basic	$ 0.34	$ 0.38	$ 0.32	$ 0.31	$ 0.19	$ 0.23	$ 0.26	$ 0.37	$ 1.36	$ 1.05	$ 1.35
Net income per share-diluted	$ 0.33	$ 0.37	$ 0.32	$ 0.3	$ 0.19	$ 0.23	$ 0.26	$ 0.37	$ 1.33	$ 1.05	$ 1.31
Cash and cash equivalents and investments	$ 39,861	$ 39,106	$ 39,638	$ 35,365	$ 35,001	$ 33,551	$ 29,531	$ 26,763	$ 39,861	$ 35,001